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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09223

                         Pioneer Strategic Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  September 30


Date of reporting period:  October 1, 2009 through Sepbember 30, 2010


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

Pioneer Strategic
Income Fund
--------------------------------------------------------------------------------
Annual Report | September 30, 2010
--------------------------------------------------------------------------------




Ticker Symbols:

Class A   PSRAX

Class B   PSRBX

Class C   PSRCX

Class R   STIRX

Class Y   STRYX

Class Z   STIZX




[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                         2

Portfolio Management Discussion                               4

Portfolio Summary                                             9

Prices and Distributions                                     10

Performance Update                                           11

Comparing Ongoing Fund Expenses                              17

Schedule of Investments                                      19

Financial Statements                                         74

Notes to Financial Statements                                84

Report of Independent Registered Public Accounting Firm      94

Trustees, Officers and Service Providers                     96


                    Pioneer Strategic Income Fund | Annual Report | 9/30/10    1

President's Letter

Dear Shareowner,

Through the first nine months of 2010, the U.S. economy moved forward on a slow path to recovery. But with the memory of a deep recession still lingering, businesses and consumers remained cautious about both investing and spending. While business fundamentals showed signs of improvement, there was still a reluctance to hire, and high unemployment remains a problem. Wary investors, concerned about risk, gravitated towards cash and bonds. We remain generally optimistic about the prospects for economic recovery, although it may occur more slowly than many would like.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. This strategy has generally performed well for many investors. Bond markets certainly rewarded investors in the first nine months of 2010. While the equity markets barely budged, equities at the end of September 2010 were inexpensive relative to bonds, compared with historic levels, and represented potentially good value for long-term investors.

Pioneer has not changed the basic approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. Our experienced professionals devote themselves to the careful research needed to identify investment opportunities in markets around the world.

Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2    Pioneer Strategic Income Fund | Annual Report | 9/30/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,


/s/ Daniel K. Kingsbury


Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                    Pioneer Strategic Income Fund | Annual Report | 9/30/10    3

Portfolio Management Discussion | 9/30/10

The fixed-income markets delivered solid returns during the 12 months ended September 30, 2010, as interest rates continued to decline, lifting overall bond prices. At the same time, signs of an improving global economy helped drive outperformance by corporate bonds and emerging market debt. In the following interview, Kenneth J. Taubes discusses the factors that affected the performance of Pioneer Strategic Income Fund over the 12 months ended September 30, 2010. Mr. Taubes, the Chief Investment Officer at Pioneer Investments, is responsible for the daily management of the Fund.

Q  How did the Fund perform during the 12 months ended September 30, 2010?

A Pioneer Strategic Income Fund's Class A shares produced a total return of 13.29% at net asset value during the 12 months ended September 30, 2010, while the Fund's benchmark, the Barclays Capital U.S. Universal Index (the Barclays Index), returned 8.92%. Over the same period, the average return of the 154 mutual funds in Lipper's Multi-Sector Income funds category was 13.27%. On September 30, 2010, the 30-day SEC yield on the Fund's Class A shares was 4.03%.

Q Could you describe the investment environment over the 12 months ended September 30, 2010?

A The Fund's strong performance results were achieved against an investment backdrop that, despite periodic signs of economic problems, indicated the global economy was strengthening and not likely to fall back into recession. At the end of 2009 and the beginning of 2010, it seemed clear that economic growth was accelerating as industries moved to rebuild depleted inventories and prepared for improving demand. The improving growth trends could be seen globally, but were especially evident in emerging markets, notably in Asia and South America. That dominant trend did, however, face challenges.

   In the spring of 2010, disclosures about a crushing national debt in Greece provoked worries about potential government security defaults not only in Greece, but also in other highly indebted European countries, such as Ireland, Spain and Portugal. The worst fears failed to materialize, however, as the European Union developed loan guarantees for the troubled nations and the perceived threat to the global economic rebound appeared to diminish. Nevertheless, new concerns then arose as evidence of slowing growth trends appeared in both the United States and China. Investors began worrying about the possibility that the world economy would dip back into recession. Those worries, too, were somewhat abated, however, by new data suggesting that the economic recovery was persisting, though at a


4    Pioneer Strategic Income Fund | Annual Report | 9/30/10
   slow pace, as key indicators such as employment remained disappointing. The credit sectors in the fixed-income markets rebounded strongly in the late summer of 2010, following signals from the U.S. Federal Reserve Board (the
   Fed) that it was prepared to initiate a second round of monetary easing that would increase financial liquidity in the capital markets.

   Overall economic data for the full 12 months ended September 30, 2010 suggested that the economies in North America, Asia and South America were stabilizing. While southern European nations appeared to be continuing to struggle, Germany posted strong gains and northern European economies also fared well. The U.S. dollar did lose some ground late in the period relative to the value of some foreign currencies, notably in the emerging markets.

Q What were the principal factors that influenced the Fund's performance during the 12 months ended September 30, 2010?

A The Fund posted strong results, substantially outperforming the Barclays Index benchmark during the 12 months ended September 30, 2010. While generally falling interest rates and rising bond prices tended to support the fixed-income markets during the 12-month period, the Fund received a boost both from sector allocation decisions and security selection.

   Throughout the 12-month period, the Fund maintained an overweighted exposure to corporate bonds, especially high-yield corporates. As investor confidence in the quality of corporate securities increased, the emphasis proved advantageous for the Fund. The Fund's positions in mortgage-backed securities, where we emphasized private debt rather than government agency securities, also proved successful.

Q What were your principal investment strategies for the Fund over the 12 months ended September 30, 2010, and how did they affect performance?

A We believed the global recovery was likely to proceed and that the economy was not likely to suffer through a "double-dip recession." As a consequence, we consistently emphasized the credit sectors, with overweighted Fund positions in high-yield corporate and investment-grade corporate bonds, and healthy allocations to emerging markets.

   At the end of the 12-month period ended September 30, 2010, for example, 29.2% of the Fund's assets were invested in domestic high-yield corporate bonds, with another 20% invested in U.S. investment-grade corporates. Emerging-market debt and international high-yield investments accounted for an additional 10.1% of the Fund's assets, while international investment-grade securities represented 14.3% of Fund assets. While we also invested 18.3% of Fund assets in mortgage-backed securities, we steadily increased


                    Pioneer Strategic Income Fund | Annual Report | 9/30/10    5
   exposure to non-agency mortgage-backed debt, while de-emphasizing government agency securities. The Fund's investments in other asset-backed securities also helped performance. U.S. Treasury and government agency bonds, which provided very low yields, accounted for just 5.7% of Fund assets at the end of September. At the end of the Fund's fiscal year on September 30, 2010, the Fund's duration, or a measure of its sensitivity to changes in interest rates, was 4.08 years.

   The emphasis on the credit sectors helped contribute to the Fund's performance, as investors sought out the higher yields offered by corporate bonds and emerging market debt. Increased confidence that the global economy was stabilizing encouraged investors to take on credit risk, rather than settle for the low yields offered by U.S. Treasuries and other very high-quality securities.

   Within the Fund's corporate bond investments, positions in high-yielding bonds from the industrials and basic materials groups were particularly helpful, as investors were attracted to their greater yields at a time when credit quality appeared to strengthen. In addition, the Fund's holdings in investment-grade securities of commercial and investment banks also performed well, as financial institutions became more conservative in managing their balance sheets.

   The Fund's investments in emerging market currencies and bonds also supported results over the 12 months ended September 30, 2010. During the spring of 2010, when fears were increasing that the governments of Greece and several other European nations might default on their sovereign debt, we increased investments in emerging markets, most notably Brazil and Turkey. The Fund's investments in both the currencies and in the bonds themselves helped performance considerably. Allocations to the bonds and currencies of Canada and Australia also helped Fund performance, as those currencies rose in value relative to the U.S. dollar. We also maintained modest portfolio exposures to the Norwegian and Swedish currencies and bonds.

Q What types of individual investments most influenced the Fund's performance over the 12 months ended September 30, 2010?

A Our focus on bonds from the industrials and basic materials sectors helped Fund returns substantially, although there was good security selection in a variety of industry groups. Some of the better-performing Fund investments included the convertible securities of WESCO International, an industrial products distributor; and bonds of Domino's Pizza, which rose in value when the company refinanced its debt. The Fund also profited when two of its bond investments were retired when their issuing companies -- Mariner Energy and Qwest Communications -- were acquired by competitors. The Fund's investment-grade debt holdings in several financial companies


6    Pioneer Strategic Income Fund | Annual Report | 9/30/10
   were among the top performers during the 12-month period, including investment bank Goldman Sachs, diversified institution Wells Fargo, and insurer Liberty Mutual.

   The Fund, however, did have some disappointments. Poor performers included the debt of: First Data, an electronic payment processor; the Mashantucket Native American Tribe, owner of a casino complex in Connecticut; and CEMEX, a Mexico-based basic materials corporation.

Q  What is your investment outlook?

A We believe corporate bonds remain attractive, especially relative to other fixed-income securities. Real bond yields (the return after consideration of inflation) continue to be very low, particularly for Treasuries and other government securities. While the stated willingness of the Fed to initiate a second round of monetary easing should be good for high-quality bonds, we believe the effects of this anticipated action already have been largely reflected in market prices. Reports on the state of the economy continue to be mixed, with unemployment remaining a cause of concern, but we think the preponderance of evidence points to an improvement in the economy. Many corporations have been profitable and have healthy cash balances, which we think they are prepared to deploy into additional investments once they receive clarity on the direction of government regulatory and tax policies. We expect such clarity may come after the November mid-term elections.

   From a credit-quality perspective, corporate bonds appear solid, as companies generally have remained very conservative in managing their balance sheets. In general, we think corporate bonds are fairly priced and should continue to outperform higher-quality securities, at least in the near term. In currency markets, we think Asian currencies, over time, have the potential to appreciate relative to the U.S. dollar, as those countries whose currency is "pegged" to the dollar become increasingly concerned with the implications of the renewed monetary easing in the U.S.

   One sector that looks interesting to us is bank loans. They offer higher seniority than typical high-yield bonds and higher yields than the high-quality sectors, but with more interest-rate protection because of their floating-rate characteristics. We may seek to increase the Fund's exposure to this sector of the credit markets.

Please refer to the Schedule of Investments on pages 19-73 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the

                    Pioneer Strategic Income Fund | Annual Report | 9/30/10    7

Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations. The securities issued by U.S. Government sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government. Although the U.S. Government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored enterprises in the future. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


8    Pioneer Strategic Income Fund | Annual Report | 9/30/10

Portfolio Summary | 9/30/10


Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[THE DATA BELOW WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Corporate Bonds                                                       50.1%
Senior Floating Rate Loans                                                 10.5%
U.S. Government Obligations                                                 9.5%
Collateralized Mortgage Obligations                                         9.2%
Foreign Government Bonds                                                    5.8%
Asset Backed Securities                                                     5.3%
Temporary Cash Investments                                                  4.5%
Convertible Corporate Bonds                                                 3.0%
Municipal Bonds                                                             0.9%
Preferred Stocks                                                            0.7%
Common Stocks                                                               0.4%


Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)


[THE DATA BELOW WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]


AAA                                                                        23.1%
AA                                                                          2.7%
A                                                                           7.6%
BBB                                                                        22.8%
BB                                                                         19.0%
B                                                                          17.9%
CCC                                                                         2.7%
Not Rated                                                                   1.8%
Cash Equivalents                                                            2.4%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

 1.    Canada Housing Trust No. 1, 3.75%, 3/15/20                          1.25%
--------------------------------------------------------------------------------
 2.    Brazilian Government, 10.25%, 1/10/28                               1.21
--------------------------------------------------------------------------------
 3.    U.S. Treasury Notes, 4.5%, 8/15/39                                  0.97
--------------------------------------------------------------------------------
 4.    U.S. Treasury Notes, 4.375%, 11/15/39                               0.83
--------------------------------------------------------------------------------
 5.    Norway Treasury Bill, 0.0%, 6/15/11                                 0.73
--------------------------------------------------------------------------------
 6.    U.S. Treasury Notes, 4.5%, 11/15/10                                 0.73
--------------------------------------------------------------------------------
 7.    Government of France, 3.75%, 4/25/17                                0.65
--------------------------------------------------------------------------------
 8.    U.S. Treasury Notes, 1.25%, 11/30/10                                0.60
--------------------------------------------------------------------------------
 9.    Government of Sweden, 5.5%, 10/8/12                                 0.60
--------------------------------------------------------------------------------
10.    Goldman Sachs Capital Partners, Floating Rate Note, 12/29/49        0.60
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


                    Pioneer Strategic Income Fund | Annual Report | 9/30/10    9

Prices and Distributions | 9/30/10

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                       9/30/10                       9/30/09
--------------------------------------------------------------------------------
       A                         $10.99                        $10.22
--------------------------------------------------------------------------------
       B                         $10.83                        $10.06
--------------------------------------------------------------------------------
       C                         $10.76                        $10.00
--------------------------------------------------------------------------------
       R                         $11.17                        $10.38
--------------------------------------------------------------------------------
       Y                         $11.00                        $10.23
--------------------------------------------------------------------------------
       Z                         $10.98                        $10.21
--------------------------------------------------------------------------------

Distributions per Share: 10/1/09-9/30/10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Net Investment        Short-Term        Long-Term
      Class             Income          Capital Gains     Capital Gains
--------------------------------------------------------------------------------
        A               $0.5530             $ --             $ --
--------------------------------------------------------------------------------
        B               $0.4641             $ --             $ --
--------------------------------------------------------------------------------
        C               $0.4701             $ --             $ --
--------------------------------------------------------------------------------
        R               $0.5329             $ --             $ --
--------------------------------------------------------------------------------
        Y               $0.5976             $ --             $ --
--------------------------------------------------------------------------------
        Z               $0.5877             $ --             $ --
--------------------------------------------------------------------------------


10    Pioneer Strategic Income Fund | Annual Report | 9/30/10

Performance Update | 9/30/10                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund at public offering price, compared to that of the Barclays Capital U.S. Universal Index.


Average Annual Total Returns
(As of September 30, 2010)
--------------------------------------------------------------------------------
                                         Net Asset     Public Offering
Period                                   Value (NAV)   Price (POP)
--------------------------------------------------------------------------------
10 Years                                  8.98%        8.48%
5 Years                                   7.64         6.65
1 Year                                   13.29         8.21
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated February 1, 2010)
--------------------------------------------------------------------------------
                                         Gross         Net
--------------------------------------------------------------------------------
                                         1.17%         1.17%
--------------------------------------------------------------------------------


[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

        Pioneer Strategic Income Fund    Barclays Capital U.S. Universal Index
9/00     9,550                           10,000
        10,072                           11,186
9/02    10,886                           12,071
        13,276                           12,930
9/04    14,571                           13,503
        15,616                           13,958
9/06    16,307                           14,528
        17,344                           15,297
9/08    17,215                           15,653
        19,917                           17,361
9/10    22,564                           18,909


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    11

Performance Update | 9/30/10                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.


Average Annual Total Returns
(As of September 30, 2010)
--------------------------------------------------------------------------------
                                         If            If
Period                                   Held          Redeemed
--------------------------------------------------------------------------------
10 Years                                  8.15%        8.15%
5 Years                                   6.81         6.81
1 Year                                   12.55         8.55
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated February 1, 2010)
--------------------------------------------------------------------------------
                                         Gross         Net
--------------------------------------------------------------------------------
                                         1.94%         1.94%
--------------------------------------------------------------------------------


[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

        Pioneer Strategic Income Fund    Barclays Capital U.S. Universal Index
9/00    10,000                           10,000
        10,485                           11,186
9/02    11,239                           12,071
        13,597                           12,930
9/04    14,803                           13,503
        15,744                           13,958
9/06    16,317                           14,528
        17,202                           15,297
9/08    16,956                           15,653
        19,451                           17,361
9/10    21,891                           18,909


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


12    Pioneer Strategic Income Fund | Annual Report | 9/30/10

Performance Update | 9/30/10                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.


Average Annual Total Returns
(As of September 30, 2010)
--------------------------------------------------------------------------------
                                         If            If
Period                                   Held          Redeemed
--------------------------------------------------------------------------------
10 Years                                  8.20%         8.20%
5 Years                                   6.87          6.87
1 Year                                   12.59         12.59
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated February 1, 2010)
--------------------------------------------------------------------------------
                                         Gross         Net
--------------------------------------------------------------------------------
                                         1.85%         1.85%
--------------------------------------------------------------------------------


[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

        Pioneer Strategic Income Fund    Barclays Capital U.S. Universal Index
9/00    10,000                           10,000
        10,493                           11,186
9/02    11,250                           12,071
        13,595                           12,930
9/04    14,818                           13,503
        15,772                           13,958
9/06    16,340                           14,528
        17,258                           15,297
9/08    17,000                           15,653
        19,525                           17,361
9/10    21,983                           18,909


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    13

Performance Update | 9/30/10                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.


Average Annual Total Returns
(As of September 30, 2010)
--------------------------------------------------------------------------------
                                         If            If
Period                                   Held          Redeemed
--------------------------------------------------------------------------------
10 Years                                  8.75%         8.75%
5 Years                                   7.41          7.41
1 Year                                   13.07         13.07
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated February 1, 2010)
--------------------------------------------------------------------------------
                                         Gross         Net
--------------------------------------------------------------------------------
                                         1.44%         1.44%
--------------------------------------------------------------------------------


[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

        Pioneer Strategic Income Fund    Barclays Capital U.S. Universal Index
9/00    10,000                           10,000
        10,495                           11,186
9/02    11,287                           12,071
        13,813                           12,930
9/04    15,119                           13,503
        16,178                           13,958
9/06    16,857                           14,528
        17,881                           15,297
9/08    17,716                           15,653
        20,454                           17,361
9/10    23,128                           18,909


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003 is based on the NAV performance of the Fund's Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


14    Pioneer Strategic Income Fund | Annual Report | 9/30/10

Performance Update | 9/30/10                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.


Average Annual Total Returns
(As of September 30, 2010)
--------------------------------------------------------------------------------
                                         If            If
Period                                   Held          Redeemed
--------------------------------------------------------------------------------
10 Years                                  9.24%         9.24%
5 Years                                   8.04          8.04
1 Year                                   13.75         13.75
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated February 1, 2010)
--------------------------------------------------------------------------------
                                         Gross         Net
--------------------------------------------------------------------------------
                                         0.70%         0.70%
--------------------------------------------------------------------------------


[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $5,000,000 Investment

        Pioneer Strategic Income Fund    Barclays Capital U.S. Universal Index
9/00     5,000,000                       5,000,000
         5,273,554                       5,592,873
9/02     5,699,876                       6,035,546
         6,951,019                       6,465,226
9/04     7,638,863                       6,751,531
         8,222,993                       6,979,034
9/06     8,625,412                       7,263,799
         9,189,212                       7,648,549
9/08     9,164,067                       7,826,279
        10,640,305                       8,680,350
9/10    12,103,660                       9,454,257


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the commencement of operations of Class Y shares on September 10, 2004 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees, applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    15

Performance Update | 9/30/10                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.


Average Annual Total Returns
(As of September 30, 2010)
--------------------------------------------------------------------------------
                                         If            If
Period                                   Held          Redeemed
--------------------------------------------------------------------------------
10 Years                                  9.00%         9.00%
5 Years                                   7.68          7.68
1 Year                                   13.67         13.67
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated February 1, 2010)
--------------------------------------------------------------------------------
                                         Gross         Net
--------------------------------------------------------------------------------
                                         0.80%         0.80%
--------------------------------------------------------------------------------

[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

        Pioneer Strategic Income Fund    Barclays Capital U.S. Universal Index
9/00    10,000                           10,000
        10,547                           11,186
9/02    11,400                           12,071
        13,902                           12,930
9/04    15,258                           13,503
        16,352                           13,958
9/06    17,076                           14,528
        18,013                           15,297
9/08    18,044                           15,653
        20,829                           17,361
9/10    23,677                           18,909


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the commencement of operations of Class Z shares on July 6, 2007 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees, applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception would have been higher than the performance shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 2/1/12 for Class Z shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


16    Pioneer Strategic Income Fund | Annual Report | 9/30/10

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on actual returns from April 1, 2010 through September 30, 2010.


-------------------------------------------------------------------------------------------------------------------
 Share Class                 A               B               C               R               Y               Z
-------------------------------------------------------------------------------------------------------------------
 Beginning Account       $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 4/1/10
-------------------------------------------------------------------------------------------------------------------
 Ending Account          $1,060.87       $1,057.30       $1,057.98       $1,060.79       $1,062.89       $1,062.44
 Value on 9/30/10
-------------------------------------------------------------------------------------------------------------------
 Expenses Paid               $5.68           $9.59           $9.18           $7.28           $3.57           $4.08
 During Period*
-------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, 1.86%, 1.78%, 1.41%, 0.69% and 0.79% for Class A, Class B, Class C, Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2010 through September 30, 2010.


-------------------------------------------------------------------------------------------------------------------
 Share Class                 A               B               C               R               Y               Z
-------------------------------------------------------------------------------------------------------------------
 Beginning Account       $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 4/1/10
-------------------------------------------------------------------------------------------------------------------
 Ending Account          $1,019.55       $1,015.74       $1,016.14       $1,018.00       $1,021.61       $1,021.11
 Value on 9/30/10
-------------------------------------------------------------------------------------------------------------------
 Expenses Paid               $5.57           $9.40           $9.00           $7.13           $3.50           $4.00
 During Period*
-------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, 1.86%, 1.78%, 1.41%, 0.69% and 0.79% for Class A, Class B, Class C, Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).


18    Pioneer Strategic Income Fund | Annual Report | 9/30/10

Schedule of Investments | 9/30/10


----------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                 Value
----------------------------------------------------------------------------------------------
                                        CONVERTIBLE CORPORATE BONDS -- 3.0%
                                        ENERGY -- 0.4%
                                        Coal & Consumable Fuels -- 0.4%
 11,320,000                    BB-/NR   Massey Energy Co., 3.25%, 8/1/15          $ 10,046,500
----------------------------------------------------------------------------------------------
                                        Oil & Gas Exploration & Production -- 0.1%
  3,990,000                    BB/Ba3   Chesapeake Energy Corp., 2.5%,
                                        5/15/37                                   $  3,471,300
                                                                                  ------------
                                        Total Energy                              $ 13,517,800
----------------------------------------------------------------------------------------------
                                        MATERIALS -- 0.1%
                                        Forest Products -- 0.1%
  2,225,000                    BB/Ba2   Sino Forest Corp., 5.0%, 8/1/13 (144A)    $  2,500,455
                                                                                  ------------
                                        Total Materials                           $  2,500,455
----------------------------------------------------------------------------------------------
                                        CAPITAL GOODS -- 0.4%
                                        Construction & Farm Machinery & Heavy Trucks -- 0.0%
    448,000                  CCC/Caa2   Greenbrier Co., Inc., 2.375%, 5/15/26     $    401,520
----------------------------------------------------------------------------------------------
                                        Electrical Component & Equipment -- 0.2%
  7,370,000                      B/B2   General Cable Corp., 4.5%, 11/15/29       $  7,397,638
----------------------------------------------------------------------------------------------
                                        Trading Companies & Distributors -- 0.2%
  3,869,000                      B/NR   WESCO International, Inc.,
                                        6.0%, 9/15/29                             $  6,272,616
                                                                                  ------------
                                        Total Capital Goods                       $ 14,071,774
----------------------------------------------------------------------------------------------
                                        TRANSPORTATION -- 0.2%
                                        Marine -- 0.2%
  7,070,000                 CCC+/Caa3   Horizon Lines, Inc., 4.25%, 8/15/12       $  6,433,700
                                                                                  ------------
                                        Total Transportation                      $  6,433,700
----------------------------------------------------------------------------------------------
                                        HEALTH CARE EQUIPMENT & SERVICES -- 0.4%
                                        Health Care Equipment -- 0.2%
  8,302,000                     NR/NR   Hologic, Inc., 2.0%, 12/15/37             $  7,679,350
----------------------------------------------------------------------------------------------
                                        Health Care Services -- 0.2%
  6,860,000                     B+/B1   Omnicare, Inc., 3.25%, 12/15/35           $  5,899,600
                                                                                  ------------
                                        Total Health Care Equipment & Services    $ 13,578,950
----------------------------------------------------------------------------------------------
                                        BANKS -- 0.1%
                                        Regional Banks -- 0.1%
  1,940,000                      A/A3   National City Corp., 4.0%, 2/1/11         $  1,956,975
                                                                                  ------------
                                        Total Banks                               $  1,956,975
----------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 0.2%
                                        Asset Management & Custody Banks -- 0.2%
  7,057,000                   BBB-/NR   Affiliated Managers Group, Inc., 3.95%,
                                        8/15/38                                   $  7,180,498
                                                                                  ------------
                                        Total Diversified Financials              $  7,180,498
----------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    19

--------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                     Value
--------------------------------------------------------------------------------------------------
                                        TECHNOLOGY HARDWARE & EQUIPMENT -- 0.6%
                                        Communications Equipment -- 0.5%
 13,550,000                      B/NR   CommScope, Inc., 3.25%, 7/1/15 (b)            $ 15,396,188
--------------------------------------------------------------------------------------------------
                                        Electronic Equipment & Instruments -- 0.1%
  5,090,000                     B+/NR   L-1 Identity Solutions, Inc.,
                                        3.75%, 5/15/27                                $  5,090,000
--------------------------------------------------------------------------------------------------
                                        Technology Distributors -- 0.0%
    390,000                     B+/NR   Anixter International, Inc., 1.0%, 2/15/13    $    408,525
                                                                                      ------------
                                        Total Technology Hardware &
                                        Equipment                                     $ 20,894,713
--------------------------------------------------------------------------------------------------
                                        SEMICONDUCTORS -- 0.2%
                                        Semiconductors
  6,635,000                    BB-/NR   SunPower Corp., 1.25%, 2/15/27                $  6,087,611
                                                                                      ------------
                                        Total Semiconductors                          $  6,087,611
--------------------------------------------------------------------------------------------------
                                        TELECOMMUNICATION SERVICES -- 0.4%
                                        Integrated Telecommunication Services -- 0.1%
  2,040,000                     B+/NR   MasTec, Inc., 4.0%, 6/15/14                   $  2,034,900
--------------------------------------------------------------------------------------------------
                                        Wireless Telecommunication Services -- 0.3%
 10,470,000                     B-/NR   NII Holdings, Inc., 3.125%, 6/15/12           $ 10,155,900
                                                                                      ------------
                                        Total Telecommunication Services              $ 12,190,800
--------------------------------------------------------------------------------------------------
                                        TOTAL CONVERTIBLE CORPORATE
                                        BONDS
                                        (Cost $79,876,025)                            $ 98,413,276
--------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------
                                        PREFERRED STOCKS -- 0.7%
                                        AUTOMOBILES & COMPONENTS -- 0.2%
                                        Automobile Manufacturers -- 0.2%
    127,450                             Ford Capital Trust, Inc., 6.5%, 01/15/32      $  6,118,876
                                                                                      ------------
                                        Total Automobiles & Components                $  6,118,876
--------------------------------------------------------------------------------------------------
                                        BANKS -- 0.0%
                                        Diversified Banks -- 0.0%
      2,435       7.189                 U.S. Bancorp, Floating Rate Note,
                                        12/31/99 (Perpetual)                          $  1,881,950
                                                                                      ------------
                                        Total Banks                                   $  1,881,950
--------------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 0.3%
                                        Diversified Financial Services -- 0.3%
      9,270                             Bank of America Corp., 7.25%,
                                        12/31/49                                      $  9,121,680
                                                                                      ------------
                                        Total Diversified Financials                  $  9,121,680
--------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


20    Pioneer Strategic Income Fund | Annual Report | 9/30/10

----------------------------------------------------------------------------------------------
              Floating    S&P/Moody's
Shares        Rate (d)    Ratings                                                 Value
----------------------------------------------------------------------------------------------
                                        REAL ESTATE -- 0.2%
                                        Real Estate Operating Companies -- 0.2%
   119,380                              Forest City Enterprises, Inc., 7.0%,
                                        12/31/49                                  $  6,327,140
                                                                                  ------------
                                        Total Real Estate                         $  6,327,140
----------------------------------------------------------------------------------------------
                                        TOTAL PREFERRED STOCKS
                                        (Cost $20,211,400)                        $ 23,449,646
----------------------------------------------------------------------------------------------
                                        COMMON STOCKS -- 0.4%
                                        MATERIALS -- 0.1%
                                        Commodity Chemicals -- 0.0%
   113,952                              Georgia Gulf Corp.*                       $  1,861,976
----------------------------------------------------------------------------------------------
                                        Diversified Chemical -- 0.0%
    24,683                              LyondellBasell Industries NV Class B*     $    588,690
    27,343                              LyondellBasell Industries NV*(b)               653,498
                                                                                  ------------
                                                                                  $  1,242,188
----------------------------------------------------------------------------------------------
                                        Forest Products -- 0.0%
   151,370                              Ainsworth Lumber Co., Ltd.*(b)            $    365,155
                                                                                  ------------
                                        Total Materials                           $  3,469,319
----------------------------------------------------------------------------------------------
                                        TRANSPORTATION -- 0.0%
                                        Airlines -- 0.0%
    79,069                              Delta Air Lines, Inc.*(b)                 $    920,363
                                                                                  ------------
                                        Total Transportation                      $    920,363
----------------------------------------------------------------------------------------------
                                        AUTOMOBILES & COMPONENTS -- 0.1%
                                        Auto Parts & Equipment -- 0.1%
    45,778                              Lear Corp.*                               $  3,613,258
                                                                                  ------------
                                        Total Automobiles & Components            $  3,613,258
----------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 0.1%
                                        Asset Management & Custody Banks -- 0.1%
   128,676                              Legg Mason, Inc. (b)                      $  3,900,170
                                        Diversified Financial Services -- 0.0%
     4,633                              BTA Bank JSC*                             $     97,525
                                                                                  ------------
                                        Total Diversified Financials              $  3,997,695
----------------------------------------------------------------------------------------------
                                        REAL ESTATE -- 0.0%
                                        Real Estate Development -- 0.0%
   266,967                              Newhall Land Development LLC*             $    507,235
                                                                                  ------------
                                        Total Real Estate                         $    507,235
----------------------------------------------------------------------------------------------
                                        TOTAL COMMON STOCKS
                                        (Cost $10,727,528)                        $ 12,507,870
----------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    21

-------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                    Value
-------------------------------------------------------------------------------------------------
                                        ASSET BACKED SECURITIES -- 5.4%
                                        MATERIALS -- 0.1%
                                        Aluminum -- 0.0%
  1,739,904                    AA/Aa2   Bayview Financial LP, 0.84719%,
                                        6/28/44                                      $  1,092,844
-------------------------------------------------------------------------------------------------
                                        Diversified Metals & Mining -- 0.1%
  1,090,591                    AAA/NR   Newcastle Investment Corp., 4.5%,
                                        7/10/35                                      $  1,130,755
    583,247                     NR/B1   UCFC Manufactured Housing Contract,
                                        6.995%, 4/15/29                                   607,102
                                                                                     ------------
                                                                                     $  1,737,857
-------------------------------------------------------------------------------------------------
                                        Precious Metals & Minerals -- 0.0%
    590,480       0.00         AA/Aa2   Origen Manufactured Housing Contract
                                        Trust, Floating Rate Note, 1/15/35           $    603,725
                                                                                     ------------
                                        Total Materials                              $  3,434,426
-------------------------------------------------------------------------------------------------
                                        BANKS -- 3.6%
                                        Diversified Banks -- 0.1%
  1,713,860       0.58        AAA/Aaa   Wells Fargo Home Equity Trust, Floating
                                        Rate Note, 11/25/35                          $  1,666,312
-------------------------------------------------------------------------------------------------
                                        Thrifts & Mortgage Finance -- 3.5%
  1,898,009       1.16        AA+/Aa1   ACE 2004-HE4 M1, Floating Rate Note,
                                        12/25/34                                     $  1,416,104
  2,455,332                    CCC/B2   ACE Securities Corp., 0.29606%,
                                        8/25/36                                         2,142,486
    814,126                      A/A2   ACE Securities Corp., 6.5%, 8/15/30               871,848
  2,858,222       0.35       CCC/Caa3   ACE Securities Corp., Floating Rate Note,
                                        1/25/37                                         1,567,646
  1,435,749       0.66         AAA/NR   ACE Securities Corp., Floating Rate Note,
                                        8/25/45                                         1,341,621
  2,305,866       1.51         B-/Ba1   Amortizing Residential Collateral Trust,
                                        Floating Rate Note, 1/25/32                       942,287
    506,665       0.32         A-/Ba1   Asset Backed Funding Corp., Floating
                                        Rate Note, 1/25/37                                499,240
  1,927,399       0.32          A/Ba1   Bear Stearns Asset Backed Securities,
                                        Inc., Floating Rate Note, 1/25/37               1,779,081
  2,717,064       0.54        AAA/Aaa   Bear Stearns Asset Backed Securities,
                                        Inc., Floating Rate Note, 2/25/36               2,606,558
    584,084       0.71       AAA/Baa1   BSABS 2005-3 A1, Floating Rate Note,
                                        9/25/35                                           551,781
  2,407,783       0.39         CCC/A1   BSABS 2006-4 A1, Floating Rate Note,
                                        10/25/33                                        2,208,984
  1,817,962       0.31       AAA/Baa1   Carrington Mortgage Loan Trust, Floating
                                        Rate Note, 1/25/37                              1,734,370
  1,035,997       0.36         AA/Ba3   Carrington Mortgage Loan Trust, Floating
                                        Rate Note, 2/25/32                                907,678


The accompanying notes are an integral part of these financial statements.


22    Pioneer Strategic Income Fund | Annual Report | 9/30/10

------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                   Value
------------------------------------------------------------------------------------------------
                                        Thrifts & Mortgage Finance -- (continued)
  1,409,348       0.38        AA+/Ba3   Carrington Mortgage Loan Trust, Floating
                                        Rate Note, 2/25/35                          $  1,314,109
  1,783,130       0.75         AA/Aa1   Carrington Mortgage Loan Trust, Floating
                                        Rate Note, 2/25/35                             1,775,830
  2,980,831       0.37        AAA/Ba1   Carrington Mortgage Loan Trust, Floating
                                        Rate Note, 7/25/36                             2,807,835
    747,731       0.66       AAA/Baa3   Carrington Mortgage Loan Trust, Floating
                                        Rate Note, 9/25/35                               672,060
  5,815,000       0.36           A/B3   Carrington Mortgage Services LLC,
                                        Floating Rate Note, 10/25/36                   4,399,344
  2,300,000       5.91         AAA/B1   Citicorp Residential Lending Mortgage
                                        Co., Floating Rate Note, 7/25/36               2,216,450
    500,704       0.36        AAA/Aa3   Citigroup Mortgage Loan Trust, Floating
                                        Rate Note, 10/25/36                              498,993
  3,062,558       0.67        AA+/Aa1   Citigroup Mortgage Loan Trust, Inc.,
                                        Floating Rate Note, 7/25/35                    2,955,065
  2,499,180                    B/Caa1   Citigroup Mortgage Loan Trust, Inc.,
                                        0.32375%, 7/25/50                              1,958,857
  1,534,236       0.41         B/Caa1   CMLTI 2006-WFH2 A2A, Floating Rate
                                        Note, 8/25/36                                  1,118,470
  4,177,628       4.46        BBB/Ba1   Countrywide Asset Backed Securities,
                                        Inc., Floating Rate Note, 10/25/35             4,183,994
  2,361,640       0.00        BBB/Ba1   Countrywide Asset Backed Securities,
                                        Inc., Floating Rate Note, 8/25/36              1,979,695
  3,815,000       0.74         AA+/A3   Countrywide Asset Backed Securities,
                                        Inc., Floating Rate Note, 11/25/35             3,415,688
  1,011,380       0.51        AA-/Ba1   Countrywide Asset Backed Securities,
                                        Inc., Floating Rate Note, 4/25/36                861,738
  3,648,064                   BBB+/B2   Countrywide Asset Backed Securities,
                                        Inc., 0.50875%, 6/25/36                        3,054,221
  1,851,000       0.65        AA+/Aa2   Countrywide Asset Backed Securities,
                                        Inc., Floating Rate Note, 8/25/35              1,695,918
  2,036,833       0.68        AA+/Aa1   Countrywide Asset Backed Securities,
                                        Inc., Floating Rate Note, 8/25/35              2,012,025
    597,027                  CCC/Baa3   Countrywide Asset Backed Securities,
                                        Inc., 0.35125%, 2/25/27                          555,271
  1,154,920       0.46          B+/B2   Countrywide Asset Backed Securities,
                                        Inc., Floating Rate Note, 2/25/37                859,268
    255,574       0.45        AA-/Ba3   Countrywide Asset Backed Securities,
                                        Inc., Floating Rate Note, 7/25/36                236,282
  1,600,000       6.25          AA/A1   Credit-Based Asset Servicing and
                                        Securitization LLC, Floating Rate Note,
                                        10/25/36                                       1,650,147
  2,078,011       0.35          B-/B1   Credit-Based Asset Servicing and
                                        Securitization LLC, Floating Rate Note,
                                        4/25/37                                        1,659,354


The accompanying notes are an integral part of these financial statements.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    23

-----------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                   Value
-----------------------------------------------------------------------------------------------
                                        Thrifts & Mortgage Finance -- (continued)
  3,500,000       5.68         B+/Ba1   CWL 2006-15 A2, Floating Rate Note,
                                        10/25/46                                    $ 3,341,275
    804,593       0.61       AAA/Caa2   FBR Securitization Trust, Floating Rate
                                        Note, 10/25/35                                  503,713
  2,940,244                    AAA/A1   FBR Securitization Trust, 2.76188%,
                                        9/25/35                                       2,796,522
  2,700,000       0.77       AAA/Baa1   First Franklin Mortgage Loan Services,
                                        Floating Rate Note, 9/25/35                   2,312,439
  1,100,000       0.68         AA+/NR   First Franklin Mortgage Loan Services,
                                        Floating Rate Note, 3/25/35                   1,081,352
  1,330,095       0.71        AAA/Aaa   First Franklin Mortgage Loan Services,
                                        Floating Rate Note, 9/24/34                   1,254,357
    405,130       0.37           A/A2   Fremont Home Loan Trust, Floating Rate
                                        Note, 2/25/36                                   400,234
  3,900,000       0.79         AA+/A1   GSAA Trust, Floating Rate Note, 6/25/35       3,640,985
    494,585       0.37          B-/A1   GSAA Trust, Floating Rate Note, 7/25/37         449,031
  1,111,678       0.39          B-/B3   GSAMP Trust, Floating Rate Note,
                                        1/25/37                                         997,932
    287,415       0.52        AAA/Aa2   GSAMP Trust, Floating Rate Note,
                                        11/25/35                                        286,725
    880,774       0.69           A/A2   GSAMP Trust, Floating Rate Note,
                                        3/25/35                                         845,867
  1,981,244       0.36        AA-/Ba2   GSAMP Trust, Floating Rate Note,
                                        8/25/36                                       1,890,517
  3,050,000                     AA/NR   Leaf II Receivables Funding LLC, 4.9%,
                                        3/20/13                                       3,055,915
  2,709,382       0.61        CC/Caa2   Lehman XS Trust, Floating Rate Note,
                                        12/25/35                                        879,647
  1,690,599       0.33         B/Caa3   Morgan Stanley ABS Capital I, Inc.,
                                        Floating Rate Note, 10/25/36                  1,460,502
    873,352       0.32           B/B1   Morgan Stanley ABS Capital I, Inc.,
                                        Floating Rate Note, 12/25/36                    832,197
    293,058       0.36          A/Ba1   Morgan Stanley Capital Trust, Floating
                                        Rate Note, 8/25/36                              291,140
  2,340,752       0.36        BB-/Ba3   Morgan Stanley Home Equity Loan,
                                        Floating Rate Note, 4/25/37                   2,134,787
  5,896,161       0.43          AA/B2   Morgan Stanley Home Equity Loan,
                                        Floating Rate Note, 2/25/36                   5,590,952
  1,215,098       0.38          A/Aa3   Option One Mortgage Loan Trust, Floating
                                        Rate Note, 2/25/38                            1,185,538
    541,350       0.35      BBB+/Baa2   Option One Mortgage Loan Trust, Floating
                                        Rate Note, 5/25/37                              521,942
  1,855,000       0.70         AA+/A3   RASC 2005-KS7 M1, Floating Rate Note,
                                        8/25/35                                       1,576,088
  2,150,000       0.73         AA/Ba1   Residential Asset Mortgage Products, Inc.,
                                        Floating Rate Note, 7/25/35                   1,882,886


The accompanying notes are an integral part of these financial statements.


24    Pioneer Strategic Income Fund | Annual Report | 9/30/10

---------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                      Value
---------------------------------------------------------------------------------------------------
                                        Thrifts & Mortgage Finance -- (continued)
  1,900,224       0.42       AAA/Baa2   Residential Asset Mortgage Products, Inc.,
                                        Floating Rate Note, 10/25/35                   $  1,674,175
  1,645,520       0.49         B-/Ba2   Residential Asset Securities, Floating Rate
                                        Note, 1/25/35                                     1,486,250
    251,295       0.51        AAA/Ba1   Residential Asset Securities, Floating Rate
                                        Note, 1/25/36                                       239,814
    509,737       0.43       BBB+/Ba1   Residential Asset Securities, Floating Rate
                                        Note, 4/25/36                                       491,455
  3,087,624       0.51        BB/Baa1   SASC 2007-BC4 A3, Floating Rate Note,
                                        11/25/37                                          2,950,395
  4,486,847                   BB-/Ba3   Saxon Asset Securitization Trust,
                                        0.34594%, 11/25/36                                4,245,643
  1,983,442       0.73        BB+/Ba1   Securitized Asset Backed Receivables
                                        LLC, Floating Rate Note, 4/25/35                  1,875,144
  1,300,000                    AA/Ba2   Structured Asset Securities Corp.,
                                        0.39375%, 3/25/37                                 1,071,697
    937,873       0.38       AAA/Baa3   SVHE 2007-NS1 A1, Floating Rate Note,
                                        1/25/37                                             912,238
                                                                                       ------------
                                                                                       $114,609,652
                                                                                       ------------
                                        Total Banks                                    $116,275,964
---------------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 1.7%
                                        Consumer Finance -- 0.2%
    785,494       0.39       BB-/Baa1   Indymac Residential Mortgage Backed
                                        Trust, Floating Rate Note, 4/25/47             $    774,854
    400,884       0.32        BBB-/A2   Indymac Residential Mortgage Backed
                                        Trust, Floating Rate Note, 7/25/37                  399,044
  3,800,000       0.63           B/A3   Novastar Home Equity Loan, Floating Rate
                                        Note, 1/25/36                                     3,226,945
    968,213       0.51          A/Ba3   Specialty Underwriting & Residential
                                        Finance Trust, Floating Rate Note,
                                        9/25/36                                             899,941
                                                                                       ------------
                                                                                       $  5,300,784
---------------------------------------------------------------------------------------------------
                                        Diversified Finance Services -- 0.2%
    495,453       0.70         AA/Aa2   Asset Backed Securities Corp., Floating
                                        Rate Note, 4/25/35                             $    480,360
  1,999,522                      B/B1   Ellington Loan Acquisition Trust,
                                        1.0625%, 5/27/37                                  1,783,410
    652,122                      B/B1   Ellington Loan Acquisition Trust,
                                        1.26375%, 5/26/37                                   583,132
  2,160,000       0.74        AA/Baa2   Home Equity Asset Trust, Floating Rate
                                        Note, 7/25/35                                     1,990,922
  1,370,640       0.54        AAA/Aa1   Home Equity Asset Trust, Floating Rate
                                        Note, 12/25/35                                    1,267,719
    716,421       0.00       AAA/Baa2   JPMorgan Mortgage Acquisition Corp.,
                                        Floating Rate Note, 5/25/24                         718,112


The accompanying notes are an integral part of these financial statements.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    25

---------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                      Value
---------------------------------------------------------------------------------------------------
                                        Diversified Finance Services -- (continued)
    824,217       0.50       AAA/Baa2   JPMorgan Mortgage Acquisition Corp.,
                                        Floating Rate Note, 12/25/35                   $    754,991
                                                                                       ------------
                                                                                       $  7,578,646
---------------------------------------------------------------------------------------------------
                                        Specialized Finance -- 1.3%
  7,110,606       0.53         AA+/A1   Aegis Asset Backed Securities Trust,
                                        Floating Rate Note, 3/25/12                    $  6,367,483
 11,445,000                 BBB-/Baa3   Dominos Pizza Master Issuer, 5.261%,
                                        4/25/37                                          11,445,000
  6,400,000                    BB/Aaa   Dominos Pizza Master Issuer LLC,
                                        7.629%, 4/25/37                                   6,123,813
  6,045,000                  BB+/Baa3   Dunkin Brands Master Finance LLC,
                                        5.779%, 6/20/31                                   6,081,028
  5,205,000                   BB-/Ba3   Dunkin Brands Master Finance LLC,
                                        8.28%, 6/20/31 (144A)                             5,132,182
  1,850,000       0.96           A/A2   Irwin Home Equity Co., Floating Rate
                                        Note, 4/25/30                                     1,383,739
  4,000,000                    AA/Aa3   Mastr Asset Backed Securities Trust,
                                        0.79718%, 3/25/2035                               3,647,212
    925,775                   AA+/Aa1   Mastr Asset Backed Securities Trust,
                                        0.67375%, 5/25/35                                   896,898
                                                                                       ------------
                                                                                       $ 41,077,355
                                                                                       ------------
                                        Total Diversified Financials                   $ 53,956,785
---------------------------------------------------------------------------------------------------
                                        TOTAL ASSET BACKED SECURITIES
                                        (Cost $168,685,868)                            $173,667,175
---------------------------------------------------------------------------------------------------
                                        COLLATERALIZED MORTGAGE OBLIGATIONS -- 9.3%
                                        MATERIALS -- 0.2%
                                        Forest Products -- 0.2%
  6,475,000                     BB/B1   T SRA R 2006-1 F, 7.5296%, 10/15/36
                                         (144A)                                        $  6,480,006
    750,000                   AAA/Aa1   TSTAR 2006-1A A, 5.668%, 10/15/36                   837,020
                                                                                       ------------
                                                                                       $  7,317,026
                                                                                       ------------
                                        Total Materials                                $  7,317,026
---------------------------------------------------------------------------------------------------
                                        BANKS -- 6.5%
                                        Diversified Banks -- 0.1%
  3,000,000       6.64       BB+/Baa1   Citigroup/Deutsche Bank Commercial,
                                        Floating Rate Note, 7/15/44                    $  1,766,100
---------------------------------------------------------------------------------------------------
                                        Thrifts & Mortgage Finance -- 6.4%
  1,034,012                    NR/Aaa   American General Mortgage Loan, 5.15%,
                                        3/25/40                                        $  1,062,200
  5,298,500       5.75          NR/NR   American General Mortgage Loan,
                                        Floating Rate Note, 9/25/48                       5,495,684


The accompanying notes are an integral part of these financial statements.


26    Pioneer Strategic Income Fund | Annual Report | 9/30/10

------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                   Value
------------------------------------------------------------------------------------------------
                                        Thrifts & Mortgage Finance -- (continued)
  4,776,665                    NR/Aa3   Banc of America Alternative Loan Trust,
                                        5.5%, 1/25/20                               $  4,763,572
  7,051,202                    NR/Aaa   Banc of America Alternative Loan Trust,
                                        5.0%, 7/25/19                                  7,268,767
  1,132,664                     NR/A2   Banc of America Alternative Loan Trust,
                                        6.0%, 11/25/34                                 1,155,615
  1,611,585                    NR/Aaa   Banc of America Alternative Loan Trust,
                                        6.0%, 3/25/34                                  1,635,190
    915,490                   AAA/Ba1   Banc of America Alternative Loan Trust,
                                        5.0%, 4/25/19                                    922,948
  4,028,831                    NR/Aaa   Banc of America Alternative Loan Trust,
                                        5.5%, 9/25/33                                  4,112,389
  6,322,380                       A/A   Banc of America Funding Corp.,
                                        0.4013%, 9/25/36                               5,968,959
  3,057,221                    AAA/NR   Banc of America Funding Corp., 5.5.%,
                                        1/25/36                                        3,194,662
  2,742,897                   AAA/Aaa   Bayview Commercial Asset Trust,
                                        0.67375%, 4/25/34                              2,232,795
 21,658,418       2.26        AAA/Aaa   Bayview Commercial Asset Trust, Floating
                                        Rate Note, 4/25/36                             1,002,785
  6,150,000       5.00        AAA/Aa1   BCAP LLC 2006-RR1 PB, Floating Rate
                                        Note, 11/25/36                                 6,218,775
  1,888,000                   AAA/Aa2   BCAP LLC Trust, 5.0%, 11/25/36                 1,959,757
  1,759,490       2.57        AAA/Aaa   Bear Stearns Adjustable Rate M, Floating
                                        Rate Note, 8/25/33                             1,772,755
  2,630,078       5.24          A-/A1   Bear Stearns Adjustable Rate M, Floating
                                        Rate Note, 8/25/35                             2,492,159
  1,607,013       2.92         AAA/A1   Chase Mortgage Finance Corp., Floating
                                        Rate Note, 2/25/37                             1,627,697
  2,533,266                   AAA/Aaa   Chase Mortgage Finance Corp., 5.0%,
                                        10/25/33                                       2,579,614
  6,724,105                    NR/Ba3   Chase Mortgage Finance Corp., 5.5%,
                                        5/25/35                                        6,957,559
  4,212,364                  CCC/Caa1   Chase Mortgage Finance Corp., 5.5%,
                                        5/25/37                                        4,128,424
  4,035,257                   AAA/Aaa   Citigroup Commercial Mortgage, 4.639%,
                                        5/15/43                                        4,135,907
  1,585,911                    NR/Aaa   Citigroup Commercial Mortgage, 5.273%,
                                        10/15/49                                       1,603,301
  4,100,075       3.57          A-/NR   Citigroup Mortgage Loan Trust, Floating
                                        Rate Note, 9/25/35                             3,846,313
  6,650,000       1.26         AAA/NR   Citigroup Mortgage Loan Trust, Floating
                                        Rate Note, 9/25/37                             6,317,500
  4,920,488                    AAA/A1   Countrywide Alternative Loan Trust, 5.5%,
                                        1/25/35                                        4,935,864


The accompanying notes are an integral part of these financial statements.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    27

------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                   Value
------------------------------------------------------------------------------------------------
                                        Thrifts & Mortgage Finance -- (continued)
  3,424,240                   AAA/Aa1   Countrywide Alternative Loan Trust, 5.5%,
                                        4/25/34                                     $  3,459,215
  4,833,414                    AAA/A1   Countrywide Alternative Loan Trust, 5.0%,
                                        8/25/19                                        4,954,946
  2,494,245       0.00        AAA/Aa2   Countrywide Alternative Loan Trust,
                                        Floating Rate Note, 3/25/34                    2,367,128
  1,230,148       0.61         B/Baa3   Countrywide Alternative Loan Trust,
                                        Floating Rate Note, 9/25/35                      713,058
  3,722,886                    B-/Ba1   Countrywide Home Loans, 4.5%,
                                        9/25/35                                        3,254,637
     52,505       2.69          AA/A2   Countrywide Home Loans, Floating Rate
                                        Note, 9/25/33                                     42,438
    824,084                     NR/B2   CWHL 2005-16 A22, 5.5, 9/25/35                   800,160
  1,578,185       0.63          CC/Ca   DSLA 2005-AR6 2A1C, Floating Rate
                                        Note, 10/19/45                                   555,570
    880,682       0.00        AAA/Ba2   First Horizon Asset Securities, Floating
                                        Rate Note, 4/25/35                               795,303
    607,062       0.00        AAA/Aa2   Global Tower Partners Acquisition,
                                        Floating Rate Note, 10/25/44                     488,058
  1,925,000       5.31           A/A2   GMAC Commercial Mortgage Securities,
                                        Inc., 5.307%, 4/10/40                          1,872,793
    771,818       4.77        AAA/Aaa   Harborview Mortgage Loan Trust, Floating
                                        Rate Note, 4/19/34                               766,807
  1,610,824       0.66         NR/Aaa   Impac CMB Trust, Floating Rate Note,
                                        11/25/35                                       1,329,335
    487,478       0.90        AAA/Aa2   Impac CMB Trust, Floating Rate Note,
                                        9/25/34                                          361,416
  2,051,761       0.61        AAA/Aaa   Impac Securities Assets Corp., Floating
                                        Rate Note, 5/25/36                             1,709,472
    238,913                   AAA/Aaa   JPMorgan Chase Commercial Mortgage,
                                        4.79%, 10/15/42                                  238,753
  1,150,334       2.49          B+/B1   JPMorgan Mortgage Trust Floating Rate
                                        Note, 11/25/35                                 1,107,408
  4,200,846                   AAA/Aa3   JPMorgan Mortgage Trust, 6.0%,
                                        8/25/34                                        3,879,464
  2,657,663       0.52           D/Ca   Luminent Mortgage Trust, Floating Rate
                                        Note, 7/25/36                                    184,862
  6,519,650                    AAA/NR   Mastr Alternative Loans Trust, 5.5%,
                                        2/25/35                                        6,592,625
  2,923,044                     AA/NR   Mastr Alternative Loans Trust, 5.5%,
                                        10/25/19                                       2,988,713
  5,619,957                   AAA/AAA   Mastr Alternative Loans Trust, 6.0%,
                                        7/25/34                                        5,708,179
  2,858,981                    AAA/NR   Mastr Alternative Loans Trust,
                                        6.044944%, 1/25/35                             2,905,397


The accompanying notes are an integral part of these financial statements.


28    Pioneer Strategic Income Fund | Annual Report | 9/30/10

------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                   Value
------------------------------------------------------------------------------------------------
                                        Thrifts & Mortgage Finance -- (continued)
  1,810,555                   AAA/Aaa   Mastr Asset Securitization Trust, 5.5%,
                                        11/25/33                                    $  1,860,156
  5,664,514       6.73         BBB/NR   Master Seasoned Securities Trust,
                                        Floating Rate Note, 9/25/32                    5,886,030
  1,262,223                   AAA/Aaa   Merrill Lynch Mortgage Trust, 4.556%,
                                        6/12/43                                        1,297,802
  5,470,124       5.44        AAA/Aaa   Merrill Lynch/Countrywide Commercial
                                        Trust, Floating Rate Note, 3/12/11             5,511,847
  3,747,156       0.49        AAA/Aaa   MLCC Mortgage Investors, Inc., Floating
                                        Rate Note, 4/25/29                             3,523,679
  1,696,489                    BBB/NR   Residential Funding Mortgage Securities,
                                        Inc., 5.5%, 8/25/35                            1,718,319
  2,189,404                    CCC/B2   Residential Funding Mortgage Securities,
                                        Inc., 5.5%, 11/25/35                           2,015,434
    634,880       0.46        BBB/Aa3   SAMI 2007-AR4 A1, Floating Rate Note,
                                        9/25/47                                          629,880
  1,517,320       0.88        AAA/Aaa   Sequoia Mortgage Trust, Floating Rate
                                        Note, 9/20/33                                  1,346,455
  1,955,330       0.57      BBB-/Baa1   Structured Asset Mortgage Investments,
                                        Inc., Floating Rate Note, 9/25/45              1,280,731
  2,078,240                      A/B2   Structured Asset Securities Co., 5.0%,
                                        5/25/35                                        2,076,006
  2,274,560       2.56         AAA/A1   Structured Asset Securities Co., Floating
                                        Rate Note, 5/25/24                             2,185,652
    646,049                    AAA/NR   Wachovia Bank Commercial Mortgage,
                                        4.516%, 5/15/44                                  645,962
  4,974,612                   AAA/Aaa   Wachovia Bank Commercial Mortgage,
                                        4.957%, 8/15/35                                5,025,090
  3,800,000                  AAA/Baa1   WAMU 2003-S1 A5, 5.5%, 4/25/33                 3,962,112
  3,491,334                    AAA/NR   WaMu Mortgage Pass-Through Certificate,
                                        2.73272%, 1/25/35                              3,426,766
  1,648,776                     BB/NR   WaMu Mortgage Pass-Through Certificate,
                                        4.82069%, 9/25/35                              1,642,712
  1,183,142                    AAA/NR   WaMu Mortgage Pass-Through Certificate,
                                        5.0%, 11/25/33                                 1,230,492
  2,950,000       2.79         BB-/NR   WaMu Mortgage Pass-Through Certificate,
                                        Floating Rate Note, 8/25/35                    2,784,700
  3,038,662       0.49        AAA/Aa1   WaMu Mortgage Pass-Through Certificate,
                                        Floating Rate Note, 4/25/45                    2,502,885
  1,484,026                      A/B1   Wells Fargo Mortgage Backed Securities,
                                        5.5%, 10/25/35                                 1,495,029
  1,039,416                   AAA/Aaa   Wells Fargo Mortgage Backed Securities,
                                        4.5%, 7/25/19                                  1,071,000
  2,981,108                     NR/B2   Wells Fargo Mortgage Backed Securities,
                                        5.0%, 3/25/21                                  2,950,668


The accompanying notes are an integral part of these financial statements.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    29

-------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------
                                        Thrifts & Mortgage Finance -- (continued)
  1,680,134                   AAA/Aaa   Wells Fargo Mortgage Backed Securities,
                                        5.25, 12/25/33                               $  1,746,234
  1,706,812       2.91        AAA/Aa1   Wells Fargo Mortgage Backed Securities,
                                        Floating Rate Note, 10/25/34                    1,714,064
  4,796,275       2.89         AAA/B1   Wells Fargo Mortgage Backed Securities,
                                        Floating Rate Note, 10/25/35                    4,324,691
  1,708,974       2.96        AAA/Aa1   Wells Fargo Mortgage Backed Securities,
                                        Floating Rate Note, 10/25/35                    1,697,422
  1,871,061       4.52        AAA/Aaa   Wells Fargo Mortgage Backed Securities,
                                        Floating Rate Note, 11/25/33                    1,921,669
  1,371,050       5.02        NR/Baa3   Wells Fargo Mortgage Backed Securities,
                                        Floating Rate Note, 4/25/35                     1,365,659
    764,109       4.54        AAA/Aa1   Wells Fargo Mortgage Backed Securities,
                                        Floating Rate Note, 6/25/34                       753,216
  2,830,659       5.09         B+/Aaa   Wells Fargo Mortgage Backed Securities,
                                        Floating Rate Note, 9/25/35                     2,837,575
                                                                                     ------------
                                                                                     $206,896,865
                                                                                     ------------
                                        Total Banks                                  $208,662,965
-------------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 2.2%
                                        Asset Management & Custody Banks -- 0.1%
  2,504,841       5.35          NR/NR   Jefferies & Co., Inc., Floating Rate Note,
                                        5/26/37                                      $  2,382,048
-------------------------------------------------------------------------------------------------
                                        Consumer Finance -- 0.2%
  1,690,495                     NR/A2   GMAC Mortgage Corp Loan Trust, 4.25%,
                                        7/25/40                                      $  1,720,450
  2,911,945                   AAA/Aaa   GMAC Mortgage Corp Loan Trust, 5.5%,
                                        11/25/33                                        3,032,074
                                                                                     ------------
                                                                                     $  4,752,524
-------------------------------------------------------------------------------------------------
                                        Diversified Finance Services -- 1.7%
  3,915,000                  BBB/Baa2   American Tower Trust, 5.9568%,
                                        4/15/14                                      $  4,170,348
  5,760,066                   AAA/Ba1   Banc of America Mortgage Securities,
                                        4.75%, 10/25/20                                 5,882,744
  2,331,963                    AAA/NR   Banc of America Mortgage Securities,
                                        5.5%, 2/25/34                                   2,380,165
  1,876,071                    AAA/NR   Banc of America Mortgage Securities,
                                        5.75%, 1/25/35                                  1,940,229
  2,616,416       5.12         AAA/NR   Banc of America Mortgage Securities,
                                        Floating Rate Note, 9/25/35                     2,524,185
    986,691                   B+/Caa1   Chaseflex Trust, 5.0%, 5/25/20                    940,620
  5,272,000                    NR/Ba2   Citicorp Mortgage Securities, 5.5%,
                                        4/25/35                                         5,429,021
  1,593,196                   BBB/Ba1   Citicorp Mortgage Securities, 5.5%,
                                        2/25/22                                         1,563,363


The accompanying notes are an integral part of these financial statements.


30    Pioneer Strategic Income Fund | Annual Report | 9/30/10

-------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                    Value
-------------------------------------------------------------------------------------------------
                                        Diversified Finance Services -- (continued)
  3,104,651                    CCC/NR   JPMorgan Alternative Loan Trust, 6.0%,
                                        3/25/36                                      $  2,307,749
  4,564,600       0.00         AAA/NR   Merrill Lynch Mortgage Investor, Floating
                                        Rate Note, 2/25/35                              4,336,060
  6,845,240       5.50       AAA/Baa1   RALI 2004-QS16 1A1, Floating Rate
                                        Note, 12/25/34                                  6,746,545
  1,099,674                   AAA/Aaa   Residential Accredit Loans, Inc., 5.0%,
                                        1/25/33                                         1,101,952
  3,143,484                    NR/Aa1   Residential Accredit Loans, Inc., 5.0%,
                                        3/25/19                                         3,214,678
  5,136,385                    NR/Aaa   Residential Accredit Loans, Inc., 5.0%,
                                        8/25/18                                         5,320,088
  1,139,021                   AAA/Aaa   Residential Accredit Loans, Inc., 5.5%,
                                        9/25/32                                         1,141,647
  2,000,000                    AAA/A1   Residential Accredit Loans, Inc., 5.75%,
                                        4/25/34                                         1,992,170
  2,536,831       0.86         AAA/A1   Residential Accredit Loans, Inc., Floating
                                        Rate Note, 4/25/34                              2,325,267
  1,704,716       0.71         AAA/NR   Residential Accredit Loans, Inc., Floating
                                        Rate Note, 3/25/18                              1,611,211
  1,039,696                     NR/NR   Vericrest Opportunity Loan Transferee,
                                        4.25%, 5/25/39                                  1,039,696
                                                                                     ------------
                                                                                     $ 55,967,738
-------------------------------------------------------------------------------------------------
                                        Investment Banking & Brokerage -- 0.2%
  2,512,005                   AAA/Aaa   Banc of America Commercial Trust,
                                        4.05%, 11/10/38                              $  2,541,031
  3,336,894       5.68         NR/Aaa   Bear Stearns Commercial Mortgage,
                                        Floating Rate Note, 4/12/38                     3,370,805
                                                                                     ------------
                                                                                     $  5,911,836
-------------------------------------------------------------------------------------------------
                                        Specialized Finance -- 0.0%
  1,208,750                    AAA/NR   CW Capital Cobalt, Ltd., 5.174%,
                                        8/15/48                                      $  1,269,745
    173,805       0.86       AA+/Baa1   INDX 2004-AR1 2A, Floating Rate Note,
                                        4/25/34                                           126,338
                                                                                     ------------
                                                                                     $  1,396,083
                                                                                     ------------
                                        Total Diversified Financials                 $ 70,410,229
-------------------------------------------------------------------------------------------------
                                        REAL ESTATE -- 0.1%
                                        Mortgage Real Estate Investment Trust -- 0.1%
  2,622,299                    CCC/NR   Credit Suisse First Boston Mortgage
                                        Securities Corp., 5.0%, 8/25/20              $  2,633,729


The accompanying notes are an integral part of these financial statements.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    31

------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                   Value
------------------------------------------------------------------------------------------------
                                        Mortgage Real Estate Investment Trust -- (continued)
   720,366        1.41          CC/B3   Credit Suisse First Boston Mortgage
                                        Securities Corp., Floating Rate Note,
                                        9/25/34                                     $    154,003
                                                                                    ------------
                                                                                    $  2,787,732
                                                                                    ------------
                                        Total Real Estate                           $  2,787,732
------------------------------------------------------------------------------------------------
                                        TELECOMMUNICATION SERVICES -- 0.0%
                                        Integrated Telecommunication Services -- 0.0%
   895,000                      NA/B2   Global Tower Partners Acquisition, 7.87%,
                                        5/15/37                                     $    899,010
                                                                                    ------------
                                        Total Telecommunication Services            $    899,010
------------------------------------------------------------------------------------------------
                                        GOVERNMENT -- 0.3%
   660,443                    AAA/Aaa   Fannie Mae Remics, 0.58125%,
                                        2/25/21                                     $    660,445
 6,700,000                    AAA/Aaa   Freddie Mac, 3.5%, 8/15/35                     6,733,500
 1,262,121                    AAA/Aaa   Freddie Mac, 5.0%, 8/15/35                     1,311,754
 1,390,869                      NR/B3   GSR Mortgage Loan Trust, 5.5%,
                                        8/25/21                                        1,341,001
                                                                                    ------------
                                                                                    $ 10,046,700
                                                                                    ------------
                                        Total Government                            $ 10,046,700
------------------------------------------------------------------------------------------------
                                        TOTAL COLLATERALIZED MORTGAGE
                                        OBLIGATIONS
                                        (Cost $295,874,807)                         $300,123,662
------------------------------------------------------------------------------------------------
                                        CORPORATE BONDS -- 50.7%
                                        ENERGY -- 6.5%
                                        Coal & Consumable Fuels -- 0.4%
 3,550,000                     BB/Ba3   Bumi Capital Pte, Ltd., 12.0%,
                                        11/10/16 (b)                                $  3,807,375
 2,352,000                     BB/Ba3   Bumi Investment Pte, Ltd., 10.75%,
                                        10/6/17                                        2,325,000
 7,335,000                     BB-/B2   Massey Energy Co., 6.875%, 12/15/13            7,518,375
                                                                                    ------------
                                                                                    $ 13,650,750
------------------------------------------------------------------------------------------------
                                        Oil & Gas Drilling -- 0.5%
 4,454,992                      NR/NR   DDI Holdings AS, 9.3%, 1/19/12 (144A)       $  4,466,129
   715,899                      NA/NA   DDI Holdings AS, 9.3%, 4/23/12 (144A)            736,445
 2,300,000                   BBB-/Ba1   Pride International, Inc., 6.875%,
                                        8/15/20                                        2,504,125
 8,000,000                      B-/B3   Vantage Drilling Co., 11.5%, 8/1/15            8,400,000
                                                                                    ------------
                                                                                    $ 16,106,699
------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


32    Pioneer Strategic Income Fund | Annual Report | 9/30/10

------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                            Oil & Gas Equipment And Services -- 0.7%
        515,000                   BB-/Ba3   CGG Veritas, 7.75%, 5/15/17                   $    526,577
      2,970,000                     B+/B1   Complete Production Services, Inc., 8.0%,
                                            12/15/16                                         3,059,100
      9,210,000                     B+/B2   Expro Finance Luxembourg SCA, 8.5%,
                                            12/15/16                                         8,772,525
      4,200,000       3.62          NR/NR   Sevan Marine ASA, Floating Rate Note,
                                            5/14/13 (144A)                                   3,591,000
      6,500,000      11.99          NA/NA   Sevan Marine ASA, Floating Rate Note,
                                            10/24/12 (144A)                                  1,122,807
      4,025,000                  BBB/Baa1   Weatherford International, Ltd., 9.625%,
                                            3/1/19 (b)                                       5,250,689
                                                                                          ------------
                                                                                          $ 22,322,698
------------------------------------------------------------------------------------------------------
                                            Oil & Gas Exploration & Production -- 2.6%
      2,455,000                    BB-/B2   Berry Petroleum Co., 10.25%, 6/1/14           $  2,768,013
      2,520,000                  BBB/Baa2   Canadian Natural Resources, Ltd., 5.9%,
                                            2/1/18                                           2,938,159
      1,020,000                    BB/Ba3   Chesapeake Energy Corp., 7.25%,
                                            12/15/18                                         1,099,050
        760,000                    BB/Ba3   Chesapeake Energy Corp., 9.5%,
                                            2/15/15                                            879,700
      4,608,000                     BB/B1   Denbury Resources, Inc., 8.25%,
                                            2/15/20                                          5,028,480
        690,000                     BB/B1   Denbury Resources, Inc., 9.75%, 3/1/16             774,525
        765,000                  BBB/Baa1   Gaz Capital SA, 8.146%, 4/11/18
                                            (144A)                                             895,050
      3,162,281                   BBB+/NR   Gazprom International SA, 7.201%,
                                            2/1/20 (144A)                                    3,423,169
      2,770,981                   BBB+/NR   Gazprom International SA, 7.201%,
                                            2/1/20                                           2,999,587
      3,936,000                    BB-/B2   Hilcorp Energy Co., 7.75%, 11/1/15
                                            (144A)                                           3,975,360
      1,655,000                    BB-/B2   Hilcorp Energy Co., 9%, 6/1/16 (144A)            1,717,063
      6,500,000                  BB+/Baa2   KMG Finance Sub BV, 7.0%, 5/5/20
                                            (144A)                                           7,166,250
      3,250,000                      B/B3   Linn Energy LLC, 8.625%, 4/15/20
                                            (144A)                                           3,445,000
      1,800,000                     B+/B3   Mariner Energy, Inc., 11.75%, 6/30/16            2,263,500
 NOK 15,000,000                     B-/NR   Norwegian Energy Co. AS, 12.9%,
                                            11/20/14                                         2,623,768
      1,605,000                     B+/B3   Petrohawk Energy Corp., 10.5%, 8/1/14            1,817,663
      4,060,000                    BB-/B1   Plains Exploration & Production, 8.625%,
                                            10/15/19                                         4,435,550
      4,845,000                     B-/B3   Quicksilver Resources, Inc., 7.125%,
                                            4/1/16 (b)                                       4,784,438
      2,680,000                     A/Aa2   Ras Laffan LNG, 5.5%, 9/30/14 (144A)             2,937,650


The accompanying notes are an integral part of these financial statements.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    33

-----------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (d)      Ratings                                                     Value
-----------------------------------------------------------------------------------------------------
                                            Oil & Gas Exploration & Production -- (continued)
  2,430,000                        B+/B3    SandRidge Energy, Inc., 8.0%,
                                            6/1/18 (b)                                   $  2,369,250
  4,560,000                        B+/B3    SandRidge Energy, Inc., 8.625, 4/1/15           4,560,000
  3,410,000        4.16            B+/B3    SandRidge Energy, Inc., Floating Rate
                                            Note, 4/1/14                                    3,158,056
  1,590,000                     BB-/Caa1    Stone Energy Corp., 8.625%, 2/1/17              1,562,175
  6,820,943                      NR/Baa3    Tengizchevroil Finance Co., 6.124%,
                                            11/15/14 (144A)                                 7,213,147
  1,770,000                    BBB-/Baa2    TNK-BP Finance SA, 7.25%, 2/2/20                1,931,513
  1,295,000                    BBB-/Baa2    TNK-BP Finance SA, 6.625%, 3/20/17
                                            (144A)                                          1,371,081
  4,160,000                    BBB-/Baa2    TNK-BP Finance SA, 7.5%, 7/18/16
                                            (144A)                                          4,617,600
  1,250,000                    BBB-/Baa2    TNK-BP Finance SA, 7.875%, 3/13/18
                                            (144A)                                          1,409,375
                                                                                         ------------
                                                                                         $ 84,164,172
-----------------------------------------------------------------------------------------------------
                                            Oil & Gas Refining & Marketing -- 0.6%
  1,600,000                         A/A2    Motiva Enterprises LLC, 5.75%, 1/15/20
                                            (144A)                                       $  1,829,978
    250,000                         B/B2    Petro Plus Finance, Ltd., 7.0%, 5/1/17
                                            (144A)                                            217,500
  3,500,000                         B/B2    Petro Plus Finance, Ltd., 9.37%, 9/15/19
                                            (144A)                                          3,185,000
  3,625,000                     BBB/Baa2    Spectra Energy Capital LLC, 6.2%,
                                            4/15/18                                         4,239,369
  2,410,000                      BB+/Ba1    Tesoro Corp., 9.75%, 6/1/19                     2,651,000
  1,800,000                      BB+/Ba1    Tesoro Corp., 6.625%, 11/1/15 (b)               1,804,500
  4,190,000                     BBB/Baa2    Valero Energy Corp., 9.375%,
                                            3/15/19 (b)                                     5,350,869
                                                                                         ------------
                                                                                         $ 19,278,216
-----------------------------------------------------------------------------------------------------
                                            Oil & Gas Storage & Transportation -- 1.7%
  1,750,000                     BBB/Baa2    Buckeye Partners LP, 6.05%, 1/15/18          $  1,973,249
    885,000                        B+/B1    Copano Energy LLC, 8.125%, 3/1/16                 902,700
  4,230,000                     BBB/Baa2    DCP Midstream Partners LP, 9.75%,
                                            3/15/19                                         5,628,734
  3,578,000        8.38           BB/Ba1    Enterprise Products Partners LP, Floating
                                            Rate Note, 8/1/66                               3,734,538
    540,000                       BB/Ba1    Enterprise Products Partners LP, 7.0%,
                                            6/1/67                                            510,300
  5,225,000                     BBB/Baa2    Kinder Morgan Energy Co., 5.95%,
                                            2/15/18                                         5,900,979
  1,530,000                       BB-/B1    Markwest Energy Partners, 8.75%,
                                            4/15/18                                         1,652,400


The accompanying notes are an integral part of these financial statements.


34    Pioneer Strategic Income Fund | Annual Report | 9/30/10

-------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount ($)     Rate (d)    Ratings                                                   Value
-------------------------------------------------------------------------------------------------
                                         Oil & Gas Storage & Transportation -- (continued)
  4,575,000                  BBB-/Baa3   NGPL Pipeco LLC, 6.514%, 12/15/12
                                         (144A)                                      $  4,865,229
  6,870,000                     BB-/B1   Niska Gas Storage US, 8.875%, 3/15/18          7,350,900
  5,100,000                  BBB-/Baa3   Plains All America Pipeline, 6.125%,
                                         1/15/17                                        5,697,440
  5,035,000                       A/A3   Questar Pipeline Co., 5.83%, 2/1/18            5,799,484
  8,870,000                     BB/Ba1   Southern Union Co., 7.2%, 11/1/66              8,005,175
  2,100,000                   BBB/Baa2   Spectra Energy Capital LLC, 6.75%,
                                         7/15/18                                        2,428,541
                                                                                     ------------
                                                                                     $ 54,449,669
                                                                                     ------------
                                         Total Energy                                $209,972,204
-------------------------------------------------------------------------------------------------
                                         MATERIALS -- 5.5%
                                         Aluminum -- 0.5%
  5,395,000                  BBB-/Baa3   Alcoa Inc., 6.15%, 8/15/20                  $  5,546,842
  4,507,000                      NR/WR   Asia Aluminum Holdings, 8.0%,
                                         12/23/11 (144A)                                  681,684
  3,415,000                      B-/B3   CII Carbon LLC, 11.125%, 11/15/15              3,555,869
  1,584,950        6.83        CCC+/B3   Noranda Aluminum Acquisition, Floating
                                         Rate Note, 5/15/15                             1,333,339
  4,160,000                      B-/B1   Novelis, Inc., 7.25%, 2/15/15                  4,232,800
                                                                                     ------------
                                                                                     $ 15,350,534
-------------------------------------------------------------------------------------------------
                                         Commodity Chemicals -- 0.7%
  4,385,000                      NR/WR   Basell Finance Co., 8.1%, 3/15/27
                                         (144A)                                      $  4,067,088
  2,690,000                    BB+/Ba1   Braskem Finance, Ltd., 7.375%,
                                         12/31/99                                       2,668,480
  7,250,000                    CCC+/B3   Hexion US Finance Corp., 8.875%,
                                         2/1/18 (144A)                                  7,105,000
  1,500,000                      B+/B1   Nova Chemicals Corp., 8.375%, 11/1/16          1,578,750
  1,500,000                      B+/B1   Nova Chemicals Corp., 8.625%,
                                         11/1/19 (b)                                    1,591,875
  3,996,000                      B+/B1   TPC Group LLC, 8.25%, 10/1/17                  4,080,915
                                                                                     ------------
                                                                                     $ 21,092,108
-------------------------------------------------------------------------------------------------
                                         Construction Materials -- 0.4%
  3,000,000        6.64          B-/NR   C8 Capital SPV, Ltd., Floating Rate Note,
                                         12/31/49                                    $  1,974,366
  1,880,000                   BBB/Baa2   Holcim, Ltd., 6%, 12/30/19 (144A)              2,051,396
  5,700,000                       B/B3   Texas Industries, Inc., 9.25%,
                                         8/15/20 (b)                                    5,913,750
  1,750,000                     BBB/NR   Voto-Votorantim Overseas Trading
                                         Operations V Ltd., 6.625%, 9/25/19             1,841,875
                                                                                     ------------
                                                                                     $ 11,781,387
-------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    35

---------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                       Value
---------------------------------------------------------------------------------------------------
                                        Diversified Chemical -- 0.2%
  2,825,000                     B/B2    Ineos Finance Plc, 9.0%, 5/15/15
                                        (144A) (b)                                     $  2,948,594
  2,450,000                 CCC/Caa3    Ineos Group Holdings Plc, 7.875%,
                                        2/15/16 (144A)                                    2,798,658
                                                                                       ------------
                                                                                       $  5,747,252
---------------------------------------------------------------------------------------------------
                                        Diversified Metals & Mining -- 0.9%
  2,745,000                 BBB/Baa1    Anglo American Capital Plc, 9.375%,
                                        4/8/14                                         $  3,379,584
    895,000                     B/B2    FMG Finance Pty, Ltd., 10.625%, 9/1/16
                                        (144A)                                            1,101,969
 13,225,000                  NR/Baa3    Gold Fields Orogen Holding BVI, 4.875%,
                                        10/7/20                                          13,132,028
  3,175,000                   NR/Ba3    Prime Dig Pte, Ltd., 11.75%, 11/3/14              3,294,063
  1,615,000                BBB-/Baa2    Southern Copper Corp., 5.375%,
                                        4/16/20                                           1,709,778
  5,980,000                   BB/Ba2    Vedenta Resources Plc, 9.5%, 7/18/18
                                        (144A)                                            6,458,400
                                                                                       ------------
                                                                                       $ 29,075,822
---------------------------------------------------------------------------------------------------
                                        Fertilizers & Agriculture Chemicals -- 0.4%
  7,260,000                 BBB/Baa2    Agruim, Inc., 6.75%, 1/15/19                   $  8,588,841
  3,400,000                   BB+/B1    CF Industries Holdings, Inc., 6.875%,
                                        5/1/18                                            3,659,250
                                                                                       ------------
                                                                                       $ 12,248,091
---------------------------------------------------------------------------------------------------
                                        Metal & Glass Containers -- 0.3%
  1,135,000                  CCC+/B2    AEP Industries, Inc., 7.875%, 3/15/13          $  1,146,350
  1,020,000                  BB-/Ba3    Ardagh Glass Finance Plc, 9.25%,
                                        7/1/16 (144A)                                     1,518,180
  7,250,000                   BB-/NR    Ardagh Packaging Finance Plc, 9.125%,
                                        10/15/20                                          7,494,688
  1,050,000                   BB-/B1    Consol Glass, Ltd., 7.625%, 4/15/14
                                        (144A)                                            1,432,149
                                                                                       ------------
                                                                                       $ 11,591,367
---------------------------------------------------------------------------------------------------
                                        Paper Packaging -- 0.4%
  2,980,000                  B-/Caa1    Graham Packaging International, Inc.,
                                        8.25%, 1/1/17 (b)                              $  3,024,700
  3,584,000                     B/B3    Graphic Packaging International, Inc.,
                                        9.5%, 8/15/13 (b)                                 3,660,160
  2,925,000                     B/B3    Graphic Packaging International, Inc.,
                                        7.875%, 10/1/18                                   3,005,438
  3,325,000                     B/B2    Nordenia Holdings GmbH, 9.75%,
                                        7/15/17                                           4,884,072
                                                                                       ------------
                                                                                       $ 14,574,370
---------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


36    Pioneer Strategic Income Fund | Annual Report | 9/30/10

--------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                     Value
--------------------------------------------------------------------------------------------------
                                         Paper Products -- 0.2%
  2,000,000                     B+/B1    Appleton Papers, Inc., 10.5%, 6/15/15
                                         (144A)                                       $  1,875,000
  5,175,000                  BB+/Baa3    Suzano Trading, Ltd., 5.875%, 1/23/21           5,175,000
                                                                                      ------------
                                                                                      $  7,050,000
--------------------------------------------------------------------------------------------------
                                         Precious Metals & Minerals -- 0.1%
  3,250,000                    B+/Ba3    Alrosa Finance SA, 8.875%, 11/17/14
                                         (144A)                                       $  3,565,250
--------------------------------------------------------------------------------------------------
                                         Specialty Chemicals -- 0.3%
  3,670,000                  BBB/Baa3    Cytec Industries, Inc., 8.95%, 7/1/17        $  4,629,877
    791,000                     B+/B1    Nova Chemicals Corp., 7.875%, 9/15/25             719,810
  3,225,000                      B/B1    Vertellus Specialties Inc., 9.375%,
                                         10/1/15                                         3,345,938
                                                                                      ------------
                                                                                      $  8,695,625
--------------------------------------------------------------------------------------------------
                                         Steel -- 1.2%
  3,875,000                 CCC+/Caa2    Algoma Acquisition Corp., 9.875%,
                                         6/15/15 (144A)                               $  3,453,594
  4,485,000                 BBB-/Baa3    Allegheny Technologies, Inc., 9.375%,
                                         6/1/19                                          5,420,441
  3,050,000                  BBB/Baa3    ArcelorMittal, 5.25%, 8/5/20                    3,073,781
  5,420,000                  BBB/Baa3    ArcelorMittal, 6.125%, 6/1/18                   5,861,817
  5,010,000                 BBB-/Baa3    Commercial Metals Co., 7.35%, 8/15/18           5,429,442
  1,500,000                     B+/B3    Essar Steel Algoma, Inc., 9.375%,
                                         3/15/15                                         1,507,500
  2,250,000                     NR/B3    Metinvest BV, 10.25%, 5/20/15                   2,376,000
  4,555,000                      A/A1    POSCO, 8.75%, 3/26/14                           5,453,633
  4,738,000                      B/B3    Severstal Columbus LLC, 10.25%,
                                         2/15/18 (144A)                                  4,974,900
                                                                                      ------------
                                                                                      $ 37,551,108
                                                                                      ------------
                                         Total Materials                              $178,322,914
--------------------------------------------------------------------------------------------------
                                         CAPITAL GOODS -- 4.1%
                                         Aerospace & Defense -- 0.1%
    830,000                  BBB-/Ba3    DigitalGlobe, Inc., 10.5%, 5/1/14            $    923,375
  2,600,000                    BB-/B1    GeoEye, Inc., 9.625%, 10/1/15                   2,837,250
                                                                                      ------------
                                                                                      $  3,760,625
--------------------------------------------------------------------------------------------------
                                         Building Products -- 0.4%
  3,852,000       6.72        B-/BBB-    C10 Capital SPV, Ltd., Floating Rate Note,
                                         12/31/49                                     $  2,512,467
  9,170,000                   BBB/Ba2    Masco Corp., 7.125%, 3/15/20                    9,393,913
                                                                                      ------------
                                                                                      $ 11,906,380
--------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    37

-------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                    Value
-------------------------------------------------------------------------------------------------
                                         Construction & Engineering -- 0.2%
  3,950,000                   BB-/Ba3    Dycom Industries, Inc., 8.125%,
                                         10/15/15                                    $  4,038,875
  1,770,000       6.65           B/B2    Esco Corp, Floating Rate Note, 12/15/13
                                         (144A)                                         1,619,550
                                                                                     ------------
                                                                                     $  5,658,425
-------------------------------------------------------------------------------------------------
                                         Construction & Farm Machinery & Heavy Trucks -- 0.9%
  5,880,000                   B+/Caa1    American Railcar, 7.5%, 3/1/14              $  5,894,700
  6,000,000                   BB+/Ba3    Case New Holland, Inc., 7.875%,
                                         12/1/17 (144A)                                 6,517,500
  2,500,000                  CCC/Caa3    Commercial Vehicle Group, 8.0%,
                                         7/1/13                                         2,150,000
  1,345,000                 BBB+/Baa2    Cummins, Inc., 6.75%, 2/15/27                  1,465,283
  6,255,000                  CCC/Caa2    Greenbrier Co., Inc., 8.375%, 5/15/15          6,067,350
  1,200,000                    BB-/B3    Oshkosh Corp., 8.5%, 3/1/20                    1,299,000
  1,100,000                     B+/B1    Titan International, Inc., 7.875%,
                                         10/1/17                                        1,111,000
  1,120,000                     B-/B2    Titan Wheel International, Inc., 8.0%,
                                         1/15/12                                        1,204,000
  1,695,000                 BBB-/Baa2    Volvo Treasury AB, 5.95%, 4/1/15               1,849,421
                                                                                     ------------
                                                                                     $ 27,558,254
-------------------------------------------------------------------------------------------------
                                         Electrical Components & Equipment -- 0.7%
  5,609,000                    BB/Ba2    Anixter International Corp., 5.95%,
                                         3/1/15                                      $  5,510,843
  5,585,000                      B/B3    Baldor Electric Co., 8.625%, 2/15/17 (b)       5,975,950
  5,010,000                    B+/Ba2    Belden CDT, Inc., 7.0%, 3/15/17                5,022,525
  3,932,000                      B/B3    Coleman Cable, Inc., 9.0%, 2/15/18 (b)         4,020,470
  3,100,000                  BBB/Baa2    Thomas & Betts Corp., 5.625%,
                                         11/15/21                                       3,477,152
                                                                                     ------------
                                                                                     $ 24,006,940
-------------------------------------------------------------------------------------------------
                                         Industrial Conglomerates -- 0.4%
  4,035,000                      A/A2    Cargill, Inc., 5.2%, 1/22/13 (144A)         $  4,373,286
  4,190,000                 CCC+/Caa1    Park-Ohio Industries, Inc., 8.375%,
                                         11/15/14                                       4,085,250
  4,270,000                  BBB/Baa2    Tyco Electronics Group SA, 6.55%,
                                         10/1/17                                        4,994,213
    750,000                   A-/Baa1    Tyco International Finance SA, 8.5%,
                                         1/15/19                                          994,067
                                                                                     ------------
                                                                                     $ 14,446,816
-------------------------------------------------------------------------------------------------
                                         Industrial Machinery -- 0.8%
  3,020,000                 BBB+/Baa1    Ingersoll-Rand Global Holding Co., Ltd.,
                                         9.5%, 4/15/14                               $  3,736,752
  6,050,000                      B/B3    Liberty Tree Recycling, 11.0%, 10/1/16         6,171,000
  5,785,000                   CCC+/B3    Mueller Water Products, Inc., 7.375%,
                                         6/1/17                                         5,105,263


The accompanying notes are an integral part of these financial statements.


38    Pioneer Strategic Income Fund | Annual Report | 9/30/10

-------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                    Value
-------------------------------------------------------------------------------------------------
                                         Industrial Machinery -- (continued)
  2,330,000                   BB+/Ba2    SPX Corp., 6.875%, 9/1/17                   $  2,469,800
  3,830,000                  BBB-/Ba1    Valmont Industries, Inc., 6.625, 4/20/20       3,945,762
  3,160,000                    B+/Aaa    WPE International, 10.375%, 9/30/20            3,049,400
                                                                                     ------------
                                                                                     $ 24,477,977
-------------------------------------------------------------------------------------------------
                                         Trading Companies & Distributors -- 0.6%
  3,950,000                   BB-/Ba2    Ace Hardware Corp., 9.125%, 6/1/16
                                         (144A)                                      $  4,216,625
  6,535,000                  BBB/Baa1    GATX Financial Corp., 6.0%, 2/15/18 (b)        7,206,733
  8,630,000                 BBB-/Baa2    Glencore Funding LLC, 6.0%, 4/15/14
                                         (144A)                                         8,952,624
                                                                                     ------------
                                                                                     $ 20,375,982
                                                                                     ------------
                                         Total Capital Goods                         $132,191,399
-------------------------------------------------------------------------------------------------
                                         COMMERCIAL SERVICES & SUPPLIES -- 0.0%
                                         Environmental & Facilities Services -- 0.0%
  1,695,000                     NR/WR    Aleris International, Inc., 9.0%,
                                         12/15/14 (e)                                $      4,238
                                                                                     ------------
                                         Total Commercial Services & Supplies        $      4,238
-------------------------------------------------------------------------------------------------
                                         TRANSPORTATION -- 0.7%
                                         Air Freight & Couriers -- 0.1%
    700,000                  CCC/Caa1    CEVA Group Plc, 11.5%, 4/1/18 (144A)        $    731,500
    355,000                  CCC/Caa1    CEVA Group Plc, 11.625%, 10/1/16                 374,525
  1,924,000                  CCC/Caa2    CEVA Group Plc, 8.5%, 12/1/14 (144A)           2,217,485
                                                                                     ------------
                                                                                     $  3,323,510
-------------------------------------------------------------------------------------------------
                                         Airlines -- 0.1%
    737,093                    B-/Ba3    Continental Airlines, Inc., 7.461%,
                                         4/1/13                                      $    716,823
  1,382,550                    BB/Ba1    Continental Airlines, Inc., 6.795%,
                                         8/2/18                                         1,330,704
    614,507                     B+/WR    Delta Airlines, Inc., 7.779%, 1/2/12 (b)         620,652
                                                                                     ------------
                                                                                     $  2,668,179
-------------------------------------------------------------------------------------------------
                                         Marine -- 0.0%
  1,780,000                     NR/NR    CMA CGM SA, 7.25%, 2/1/13 (144A)            $  1,550,814
-------------------------------------------------------------------------------------------------
                                         Marine Ports & Services -- 0.1%
  4,345,000                     NR/B2    Oceanografia SA de CV, 11.25%,
                                         7/15/15                                     $  2,493,291
-------------------------------------------------------------------------------------------------
                                         Railroads -- 0.4%
  2,530,000                   BBB+/A3    Burlington Northern Santa Fe Corp.,
                                         5.75%, 3/15/18                              $  2,935,402
  2,950,000                    BB-/B2    Kansas City Southern Railway Co.,
                                         7.375%, 6/1/14                                 3,053,250


The accompanying notes are an integral part of these financial statements.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    39

------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                   Value
------------------------------------------------------------------------------------------------
                                         Railroads -- (continued)
  1,085,000                    BB-/B2    Kansas City Southern Railway Co.,
                                         7.625%, 12/1/13                            $  1,122,975
  3,890,000                    BB-/B2    Kansas City Southern Railway Co., 8.0%,
                                         6/1/15                                        4,206,063
  1,245,000                  BBB/Baa2    Union Pacific Corp., 7.875%, 1/15/19          1,626,200
                                                                                    ------------
                                                                                    $ 12,943,890
                                                                                    ------------
                                         Total Transportation                       $ 22,979,684
------------------------------------------------------------------------------------------------
                                         AUTOMOBILES & COMPONENTS -- 0.4%
                                         Auto Parts & Equipment -- 0.3%
  2,750,000                 CCC+/Caa2    Allison Transmission, Inc., 11.0%,
                                         11/1/15 (144A) (b)                         $  2,983,750
  6,070,000                     BB/B3    TRW Automotive Inc., 7.25%, 3/15/17           6,449,375
                                                                                    ------------
                                                                                    $  9,433,125
------------------------------------------------------------------------------------------------
                                         Automobile Manufacturers -- 0.1%
  1,240,000                 BBB-/Baa2    Hyundai Capital America, Inc., 3.75%,
                                         4/6/16                                     $  1,244,824
  1,390,000                 BBB-/Baa3    Hyundai Motor Manufacturing Alabama
                                         LLC, 4.5%, 4/15/15 (b)                        1,435,543
  1,540,000                  BBB/Baa2    Nissan Motor Acceptance Corp., 4.5%,
                                         1/30/15 (144A)                                1,637,564
                                                                                    ------------
                                                                                    $  4,317,931
                                                                                    ------------
                                         Total Automobiles & Components             $ 13,751,056
------------------------------------------------------------------------------------------------
                                         CONSUMER DURABLES & APPAREL -- 0.9%
                                         Homebuilding -- 0.3%
  4,110,000                   BB-/Ba3    Desarrolladora Homex SAB de CV, 9.5%,
                                         12/11/19 (144A)                            $  4,623,750
  5,079,000                     B+/B1    Meritage Homes Corp., 6.25%, 3/15/15          4,990,118
  2,244,000                    NR/Ba3    Urbi Desarrollos Urbanos SA de CV, 9.5%,
                                         1/21/20                                       2,552,550
                                                                                    ------------
                                                                                    $ 12,166,418
------------------------------------------------------------------------------------------------
                                         Household Appliances -- 0.2%
  4,940,000                 BBB-/Baa3    Whirlpool Corp., 5.5%, 3/1/13              $  5,299,543
------------------------------------------------------------------------------------------------
                                         Housewares & Specialties -- 0.4%
  8,141,000                   BBB-/NR    Controladora Mabe SA CV, 7.875%,
                                         10/28/09                                   $  8,955,100
  2,455,000                 CCC+/Caa1    Yankee Acquisition Corp., 9.75%,
                                         2/15/17 (b)                                   2,553,200
                                                                                    ------------
                                                                                    $ 11,508,300
------------------------------------------------------------------------------------------------
                                         Textiles -- 0.0%
    486,000                   BB-/Ba3    Invista, 9.25%, 5/1/12 (144A)              $    492,075
                                                                                    ------------
                                         Total Consumer Durables & Apparel          $ 29,466,336
------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


40    Pioneer Strategic Income Fund | Annual Report | 9/30/10

--------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                     Value
--------------------------------------------------------------------------------------------------
                                         CONSUMER SERVICES -- 1.6%
                                         Casinos & Gaming -- 1.1%
  6,415,000                      B/B2    Codere Finance SA, 8.25%, 6/15/15
                                         (144A)                                       $  8,749,748
  7,530,000       8.25         BB/Ba3    Lottomatica Spa, Floating Rate Note,
                                         3/31/66 (144A)                                 10,220,228
  1,875,000                     NR/WR    Mashantucket Pequot Tribal Nation, 8.5%,
                                         11/15/15 (144A) (e)                               281,250
  4,041,000                      B/B3    Peermont Global, Ltd., 7.75%, 4/30/14
                                         (144A)                                          4,905,437
  2,310,000                    BB-/B1    Scientific Games International, Inc.,
                                         7.875%, 6/15/16                                 2,344,650
  7,308,000                    BB-/B1    Scientific International, Inc., 9.25%,
                                         6/15/19 (144A) (b)                              7,764,750
  1,780,000                  CCC/Caa2    Shingle Springs Tribal Health Program,
                                         9.375%, 6/15/15 (144A)                          1,326,100
  2,875,000                     NR/WR    Station Casinos, Inc., 6.625%,
                                         3/15/18 (e)                                        11,241
                                                                                      ------------
                                                                                      $ 35,603,404
--------------------------------------------------------------------------------------------------
                                         Education Services -- 0.2%
  3,310,000                   AAA/Aaa    Leland Stanford Junior University, 4.75%,
                                         5/1/19                                       $  3,779,855
  2,820,000                   AAA/Aaa    President & Fellows of Harvard College,
                                         3.7%, 4/1/13                                    3,013,170
                                                                                      ------------
                                                                                      $  6,793,025
--------------------------------------------------------------------------------------------------
                                         Restaurants -- 0.1%
  3,550,000                  BBB-/Ba2    Arcos Dorados SA, 7.5%, 10/1/19              $  3,860,625
--------------------------------------------------------------------------------------------------
                                         Specialized Consumer Services -- 0.2%
  5,322,000                    BB-/B1    Service Corp. International, 8.0%,
                                         11/15/21                                     $  5,694,540
                                                                                      ------------
                                         Total Consumer Services                      $ 51,951,594
--------------------------------------------------------------------------------------------------
                                         MEDIA -- 1.6%
                                         Advertising -- 0.0%
  1,000,000                    B+/Ba2    Interpublic Group of Companies, Inc.,
                                         10.0%, 7/15/17                               $  1,167,500
--------------------------------------------------------------------------------------------------
                                         Broadcasting -- 1.5%
  5,100,000                      B/B2    CCO Holdings LLC / CCO Holdings Capital
                                         Corp., 7.25%, 10/30/17                       $  5,170,125
  3,390,000                 BBB+/Baa1    Grupo Telivisa SA, 6.0%, 5/15/18
                                         (144A)                                          3,775,192
  4,265,000                      B/B1    Hughes Network System LLC, 9.5%,
                                         4/15/14                                         4,414,275
    685,000                      B/B1    Hughes Network System LLC, 9.5%,
                                         4/15/14                                           708,975


The accompanying notes are an integral part of these financial statements.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    41

---------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                       Value
---------------------------------------------------------------------------------------------------
                                        Broadcasting -- (continued)
  6,872,216                 CCC+/Caa3   Intelsat Bermuda, Ltd., 11.5%, 2/4/17          $  7,447,764
  6,400,000                   NR/Baa3   Myriad International Holdings BV,
                                        6.375%, 7/28/17                                   6,627,840
  7,500,000                     B+/B3   Intelsat Subsidiary Holding Co., Ltd.,
                                        8.5%, 1/15/13                                     7,584,375
  4,125,000                   B-/Caa1   Telesat Canada / Telesat LLC, 12.5%,
                                        11/1/17                                           4,867,500
  7,700,898                  CCC/Caa2   Univision Communications, Inc., 9.75%,
                                        3/15/15 PIK (144A) (b)                            7,373,610
                                                                                       ------------
                                                                                       $ 47,969,656
---------------------------------------------------------------------------------------------------
                                        Cable & Satellite -- 0.1%
  1,100,000                  BBB/Baa2   Time Warner Cable, Inc., 8.25%, 4/1/19         $  1,420,185
    640,000                  BBB/Baa2   Time Warner Cable, Inc., 8.75%,
                                        2/14/19                                             845,180
                                                                                       ------------
                                                                                       $  2,265,365
                                                                                       ------------
                                        Total Media                                    $ 51,402,521
---------------------------------------------------------------------------------------------------
                                        RETAILING -- 0.9%
                                        Apparel Retail -- 0.1%
  2,530,000      8.21            B/B2   Edcon Proprietary, Ltd., Floating Rate
                                        Note, 6/15/14 (144A)                           $  2,898,669
---------------------------------------------------------------------------------------------------
                                        Distributors -- 0.1%
  4,300,000                     B-/B3   Minerva Overseas II, Ltd., 10.875%,
                                        11/15/19 (144A)                                $  4,590,250
---------------------------------------------------------------------------------------------------
                                        Internet Retail -- 0.6%
  1,785,000                  BBB-/Ba1   Expedia, Inc., 8.5%, 7/1/16 (144A)             $  1,941,188
  9,735,000                  BBB-/Ba1   Expedia, Inc., 5.95%, 8/15/20 (144A)              9,942,745
  7,395,000                      B/B1   Ticketmaster USA, 10.75%, 8/1/16                  8,097,525
                                                                                       ------------
                                                                                       $ 19,981,458
---------------------------------------------------------------------------------------------------
                                        Specialty Stores -- 0.1%
  1,730,000                    BB-/B3   Sally Holdings LLC, 9.25%, 11/15/14
                                        (144A) (b)                                     $  1,820,825
                                                                                       ------------
                                        Total Retailing                                $ 29,291,202
---------------------------------------------------------------------------------------------------
                                        FOOD & DRUG RETAILING -- 0.0%
                                        Drug Retail -- 0.0%
  1,180,149                 BBB+/Baa2   CVS Pass-Through Trust, 6.036%,
                                        12/10/28                                       $  1,248,798
                                                                                       ------------
                                        Total Food & Drug Retailing                    $  1,248,798
---------------------------------------------------------------------------------------------------
                                        FOOD, BEVERAGE & TOBACCO -- 1.7%
                                        Agricultural Products -- 0.4%
 11,640,000                  BBB-/Ba1   Viterra, Inc., 5.95%, 8/1/20                   $ 11,701,587
---------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


42    Pioneer Strategic Income Fund | Annual Report | 9/30/10

-------------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                          Value
-------------------------------------------------------------------------------------------------------
                                         Brewers -- 0.2%
  4,255,000                 BBB+/Baa2    Anheuser-Busch InBev Worldwide, Inc.,
                                         7.75%, 1/15/19 (144A)                             $  5,519,637
    535,000                   BBB+/A3    Cia Brasileira de Bebidas, 10.5%,
                                         12/15/11                                               588,500
  2,530,000                   BBB+/A3    Cia Brasileira de Bebidas, 8.75%,
                                         9/15/13                                              2,985,400
                                                                                           ------------
                                                                                           $  9,093,537
-------------------------------------------------------------------------------------------------------
                                         Packaged Foods & Meats -- 0.8%
    750,000                     NR/B1    Bertin Ltda, 10.25%, 10/5/16 (144A)               $    835,275
  1,038,898                     NR/NR    Independencia International, Ltd., 12.0%,
                                         12/30/16 (144A) (e)                                     36,361
  7,400,000                     BB/B1    JBS Finance II, Ltd., 8.25%, 1/29/18                 7,631,250
  7,550,000                 BBB-/Baa2    Kraft Foods, Inc., 6.5%, 2/9/40                      8,840,038
  6,750,000                     B+/B1    Marfrig Overseas, Ltd., 9.5%, 5/4/20
                                         (144A) (b)                                           7,163,438
  1,250,000                     B-/B3    Minerva Overseas, Ltd., 9.5%, 2/1/17
                                         (144A)                                               1,287,500
                                                                                           ------------
                                                                                           $ 25,793,862
-------------------------------------------------------------------------------------------------------
                                         Tobacco -- 0.3%
  7,950,000                     B+/B2    Alliance One International, Inc., 10.0%,
                                         7/15/16                                           $  8,605,875
                                                                                           ------------
                                         Total Food, Beverage & Tobacco                    $ 55,194,861
-------------------------------------------------------------------------------------------------------
                                         HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                         Household Products -- 0.1%
  3,490,000                      B/B1    Cellu Tissue Holdings, Inc., 11.5%,
                                         6/1/14                                            $  4,100,750
                                                                                           ------------
                                         Total Household & Personal Products               $  4,100,750
-------------------------------------------------------------------------------------------------------
                                         HEALTH CARE EQUIPMENT & SERVICES -- 0.6%
                                         Health Care Facilities -- 0.3%
  3,655,000                    BB-/B2    HCA, Inc., 9.125%, 11/15/14                       $  3,851,456
  2,754,957                    BB-/B2    HCA, Inc., 9.625%, 11/15/16                          2,989,128
  1,700,000                    BB/Ba3    HCA, Inc., 7.875%, 2/15/20                           1,859,375
  1,430,000                    BB/Ba3    HCA, Inc., 8.5%, 4/15/19                             1,594,450
                                                                                           ------------
                                                                                           $ 10,294,409
-------------------------------------------------------------------------------------------------------
                                         Health Care Supplies -- 0.3%
  2,350,000                    B/Caa1    Bausch & Lomb, Inc., 9.875%, 11/1/15              $  2,499,813
  3,105,000                     B-/B3    Biomet Inc., 10.375%, 10/15/17                       3,446,550
  4,100,000                     B-/B2    Inverness Medical Innovations, 7.875%,
                                         2/1/16                                               4,192,250
                                                                                           ------------
                                                                                           $ 10,138,613
                                                                                           ------------
                                         Total Health Care Equipment & Services            $ 20,433,022
-------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    43

----------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                    Value
----------------------------------------------------------------------------------------------
                                       PHARMACEUTICALS & BIOTECHNOLOGY-- 0.2%
                                       Biotechnology -- 0.2%
  6,550,000                BBB+/Baa3   Biogen Idec, Inc., 6.0%, 3/1/13             $ 7,175,420
                                                                                   -----------
                                       Total Pharmaceuticals & Biotechnology       $ 7,175,420
----------------------------------------------------------------------------------------------
                                       BANKS -- 4.6%
                                       Diversified Banks -- 2.6%
  1,457,500      2.19        BB+/Ba1   Alfa Diversified Payment Rights Finance
                                       Co., Floating Rate Note, 12/15/11
                                       (144A)                                      $ 1,383,860
  6,950,000                  AAA/Aaa   Asian Development Bank/Pasig, 0.5%,
                                       3/27/13                                       5,992,607
  2,725,000                   NR/Ba1   ATF Bank JSC, 9.25%, 4/12/12 (144A)           2,888,500
    975,000                   NR/Ba1   ATF Capital BV, 9.25%, 2/21/14 (144A)         1,057,875
  1,753,000                    BB/NR   Banco de Credito del Peru, 9.75%,
                                       11/6/69                                       2,101,496
  5,300,000                  NR/Baa2   Banco de Credito del Peru, 5.375%,
                                       9/16/20                                       5,359,153
  1,700,000      8.27         NR/Ba2   Banco Macro SA, Floating Rate Note,
                                       6/7/12                                        1,215,500
  3,060,000                  AA-/Aa3   Barclays Bank Plc, 5.125%, 1/8/20             3,308,325
  5,350,000                  AA-/Aa3   BNP Paribas, 1.34438%, 4/27/17                5,216,956
  1,000,000                  AAA/Aaa   Council of Europe, 5.5%, 1/18/12                971,282
  5,600,000                    A-/A3   Credit Agricole SA, 8.375%, 12/13/49          5,992,000
  2,770,000                     A/A1   Industrial Bank of Korea, 7.125%,
                                       4/23/14                                       3,188,613
 11,350,000                  AAA/Aaa   International Bank for Reconstruction &
                                       Development, 5.75%, 10/21/19                 11,059,860
  2,420,000                    B/Ba3   Kazkommerts International BV, 8.0%,
                                       11/3/15                                       2,283,754
 29,560,000                  AAA/Aaa   Rabobank Nederland NV, 0.0%, 3/3/15          13,994,851
  3,900,000      3.04          A-/NR   Scotiabank Peru SA, Floating Rate Note,
                                       3/15/17 (144A)                                3,909,750
  5,030,000                BBB+/Baa2   Societe Generale, 8.75%, 10/29/49             5,279,991
  6,900,000                     A/A3   Standard Chartered Plc, 3.85%, 4/27/15
                                       (144A)                                        7,196,976
                                                                                   -----------
                                                                                   $82,401,349
----------------------------------------------------------------------------------------------
                                       Regional Banks -- 2.0%
  1,180,000                  BBB+/A2   American Express Bank FSB, 5.5%,
                                       4/16/13                                     $ 1,284,383
  3,413,000                    NR/NR   Banco Internacional del Peru, 5.75%,
                                       10/7/20 (144A)                                3,416,413
  1,500,000                     A/NR   CoBank ACB, 7.875%, 4/16/18 (144A)            1,740,917
  5,375,000                  BBB+/A3   KeyBank NA, 5.8%, 7/1/14                      5,860,341
  2,935,000                BBB+/Baa1   Keycorp, 6.5%, 5/14/13                        3,216,587
  2,850,000                   A+/Aa3   Mellon Funding Corp., 5.5%, 11/15/18          3,252,602
  1,650,000                     A/A2   PNC Bank NA, 6.0%, 12/7/17                    1,855,235


The accompanying notes are an integral part of these financial statements.


44    Pioneer Strategic Income Fund | Annual Report | 9/30/10

-----------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                  Value
-----------------------------------------------------------------------------------------------
                                        Regional Banks -- (continued)
 13,380,000       8.25       BBB/Baa3   PNC Financial Services Group, Floating
                                        Rate Note, 5/29/49                         $ 14,212,102
  3,580,000                   A-/Baa1   Sovereign Bancorp, 8.75%, 5/30/18             4,136,916
 10,795,000                 BBB+/Baa1   State Street Capital Trust IV, 8.25%,
                                        3/15/42                                      11,070,704
  2,195,000                   AA-/Aa3   Wachovia Bank NA, 6.0%, 11/15/17              2,508,848
    660,000                    A-/Ba1   Wachovia Capital Trust III, 5.8%,
                                        3/15/42                                         579,150
 11,200,000       7.70         A-/Ba1   Wells Fargo & Co., Floating Rate Note,
                                        12/29/49 (Perpetual)                         11,620,000
                                                                                   ------------
                                                                                   $ 64,754,198
-----------------------------------------------------------------------------------------------
                                        Thrifts & Mortgage Finance -- 0.0%
        952                   AAA/Aa1   Nykredit Realkredit AS, 6.0%, 10/1/29      $        190
     44,210                   AAA/Aa1   Nykredit Realkredit AS, 7.0%, 7/1/32              9,201
                                                                                   ------------
                                                                                   $      9,391
                                                                                   ------------
                                        Total Banks                                $147,164,938
-----------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 6.6%
                                        Asset Management & Custody Banks -- 0.6%
  5,875,000                 BBB+/Baa2   Ameriprise Financial, Inc., 7.518%,
                                        6/1/66                                     $  5,845,625
  4,180,000                  BB+/Baa3   Janus Capital Group, Inc., 6.5%,
                                        6/15/12                                       4,384,644
  9,470,000                  BB+/Baa3   Janus Capital Group, Inc., 6.95%,
                                        6/15/17                                       9,892,523
                                                                                   ------------
                                                                                   $ 20,122,792
-----------------------------------------------------------------------------------------------
                                        Consumer Finance -- 0.8%
  5,195,000                      B/B2   American General Finance Inc., 6.9%,
                                        12/15/17                                   $  4,337,825
  6,250,000                     A+/A1   American Honda Finance Co., 6.7%,
                                        10/1/13 (144A)                                7,139,019
  2,030,000                    BBB/A3   Capital One Bank USA NA, 8.8%,
                                        7/15/19                                       2,594,470
  7,965,000                   BB/Baa3   Capital One Capital VI, 8.875%, 5/15/40       8,363,250
  4,559,000       4.00       BBB-/Ba1   SLM Corp., Floating Rate Note, 7/25/14        3,920,649
                                                                                   ------------
                                                                                   $ 26,355,213
-----------------------------------------------------------------------------------------------
                                        Diversified Finance Services -- 2.4%
  2,250,000                    B+/Ba1   Alfa Bank OJSC Via Alfa Bond Insurance
                                        Plc, 7.875%, 9/25/17                       $  2,261,250
  9,255,000                  BBB/Baa2   Alterra Finance LLC, 6.25%, 9/30/20           9,288,762
  6,575,000                 BBB-/Baa3   AngloGold Ashanti Holdings Plc, 5.375%,
                                        4/15/20                                       6,955,587
  1,977,684                     NR/NR   BTA Bank JSC, 0.0%, 7/1/20 (144A)               136,460


The accompanying notes are an integral part of these financial statements.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    45

--------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                     Value
--------------------------------------------------------------------------------------------------
                                        Diversified Finance Services -- (continued)
    957,298                     NR/NR   BTA Bank JSC, 10.75%, 7/1/18 (144A)           $  1,102,089
    216,907                     NR/NR   BTA Bank JSC, 7.2%, 7/1/25 (144A)                  174,068
  1,350,000       6.66         BB+/NR   Caelus Re II, Ltd., Floating Rate Note,
                                        5/24/13                                          1,367,550
  6,400,000                     BB/NR   Continental Trustees Cayman, Ltd.,
                                        7.375%, 10/7/40 (144A)                           6,400,000
  6,790,000                     NR/A2   Crown Castle Towers LLC, 4.883%,
                                        8/15/20                                          7,014,946
  3,135,000                     NR/A2   Crown Castle Towers LLC, 6.113%,
                                        1/15/20                                          3,463,329
  1,115,000                   AAA/Aaa   European Investment Bank, 9.625%,
                                        4/1/15                                             808,152
  7,115,000                  BBB/Baa2   Hyundai Capital Services, Inc., 6.0%,
                                        5/5/15                                           7,765,304
  1,700,000       6.20          BB/NR   Ibis Re, Ltd., Floating Rate Note, 5/3/13
                                        (144A)                                           1,710,710
 15,735,000                 BBB+/Baa1   JPMorgan Chase & Co., 7.9%, 4/29/49             16,862,098
  2,200,000                    BB+/NR   Lodestone Re, Ltd., 0.0%, 5/17/13
                                        (144A)                                           2,197,140
  3,400,000       8.37          BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                        5/17/13 (144A)                                   3,429,240
  1,837,924                   A-/Baa1   PF Export Receivable Master Trust,
                                        6.436%, 6/1/15 (144A)                            1,957,389
  1,400,314                  BBB/Baa2   Power Receivables Finance LLC, 6.29%,
                                        1/1/12 (144A)                                    1,400,342
  2,600,000       9.06          B+/NR   Residential Reinsurance 2010, Ltd.,
                                        Floating Rate Note, 6/6/13 (144A)                2,664,740
                                                                                      ------------
                                                                                      $ 76,959,156
--------------------------------------------------------------------------------------------------
                                        Investment Banking & Brokerage -- 2.0%
  1,400,000                   BBB-/NR   Alta Winds Holding LLC, 7.0%, 6/30/35
                                        (144A)                                        $  1,481,592
  5,770,000                     B+/B2   Berau Capital Resources Ptd., Ltd.,
                                        12.5%, 7/8/15 (144A) (b)                         6,491,250
 22,175,000       5.79       BBB/Baa2   Goldman Sachs Capital Partners, Floating
                                        Rate Note, 12/29/49                             18,821,031
  6,565,000                  BBB/Baa2   Jefferies Group, Inc., 6.875%, 4/15/21           6,885,989
  5,350,000                     A-/A2   Macquarie Group, Ltd., 7.625%,
                                        8/13/19                                          6,229,053
  5,665,000                     A-/A2   Macquarie Group, Ltd., 6.0%, 1/14/20             5,923,766
  3,820,000                      A/A2   Merrill Lynch & Co., 5.45%, 2/5/13               4,102,451
  5,900,000                      A/A2   Morgan Stanley Co., 5.5%, 1/26/20 (b)            6,064,321
  7,175,000       6.63           A/A2   Morgan Stanley Dean Witter, Floating
                                        Rate Note, 4/1/18                                7,954,600


The accompanying notes are an integral part of these financial statements.


46    Pioneer Strategic Income Fund | Annual Report | 9/30/10

-------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                    Value
-------------------------------------------------------------------------------------------------
                                        Investment Banking & Brokerage -- (continued)
  1,955,000                 BBB+/Baa1   TD Ameritrade Holding Corp., 5.6%,
                                        12/1/19                                      $  2,160,302
                                                                                     ------------
                                                                                     $ 66,114,355
-------------------------------------------------------------------------------------------------
                                        Specialized Finance -- 0.8%
  6,180,000                 BBB+/Baa2   BM&F Bovespa SA, 5.5%, 7/16/20               $  6,580,087
  8,300,000                  BBB/Baa3   Cantor Fitzgerald LP, 7.875%, 10/15/19          8,713,589
  1,000,000      13.54          B-/NR   Montana Re, Ltd., Floating Rate Note,
                                        12/7/12                                         1,011,300
  8,810,000       7.68       CCC/Caa1   NCO Group, Inc., Floating Rate Note,
                                        11/15/13                                        7,246,225
    600,000                     B-/NR   Successor X, Ltd., Cat Bond, 0.0%,
                                        12/9/10                                           579,240
  1,250,000                     B-/NR   Successor X, Ltd., Cat Bond, 9.87982%,
                                        4/4/13                                          1,150,750
                                                                                     ------------
                                                                                     $ 25,281,191
                                                                                     ------------
                                        Total Diversified Financials                 $214,832,707
-------------------------------------------------------------------------------------------------
                                        INSURANCE -- 4.7%
                                        Insurance Brokers -- 0.3%
    565,000                 CCC+/Caa1   HUB International Holdings, Inc., 10.25%,
                                        6/15/15 (144A)                               $    548,050
  6,715,000                 BBB-/Baa3   Ironshore Holdings US, Inc., 8.5%,
                                        5/15/20 (144A)                                  6,802,362
  1,700,000       6.68         CCC/B3   USI Holdings Corp., Floating Rate Note,
                                        11/15/14                                        1,447,125
                                                                                     ------------
                                                                                     $  8,797,537
-------------------------------------------------------------------------------------------------
                                        Life & Health Insurance -- 1.7%
  9,870,000                  BBB/Baa3   Delphi Financial Group, Inc., 7.875%,
                                        1/31/20                                      $ 11,055,387
  9,629,000                   BBB/Ba1   Lincoln National Corp., 6.05%, 4/20/67          8,401,303
  2,565,000                   A-/Baa2   Lincoln National Corp., 8.75%, 7/1/19           3,299,516
  7,202,000                  BBB/Baa2   MetLife, Inc., 10.75%, 8/1/39                   9,344,595
  7,410,000                   A-/Baa2   Protective Life Corp., 7.375%, 10/15/19         8,341,111
  4,000,000                    A/Baa2   Prudential Financial, Inc., 5.15%,
                                        1/15/13                                         4,269,156
  1,770,000                    A/Baa2   Prudential Financial, Inc., 5.1%, 9/20/14       1,934,762
    755,000                    A/Baa2   Prudential Financial, Inc., 6.2%, 1/15/15         850,384
  4,004,000                 BBB+/Baa3   Prudential Financial, Inc., 8.875%,
                                        6/15/38                                         4,464,460
  3,400,000                 BBB-/Baa3   Unum Group, 5.625%, 9/15/20                     3,493,170
                                                                                     ------------
                                                                                     $ 55,453,844
-------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    47

--------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                     Value
--------------------------------------------------------------------------------------------------
                                        Multi-Line Insurance -- 0.4%
 11,985,000                   BB/Baa3   Liberty Mutual Group, 7.0%, 3/15/37
                                        (144A)                                        $ 10,418,992
  1,560,000                 BBB-/Baa2   Liberty Mutual Group, 7.3%, 6/15/14
                                        (144A)                                           1,723,505
  1,455,000      10.75        BB/Baa3   Liberty Mutual Group, Floating Rate Note,
                                        6/15/58 (144A)                                   1,716,900
                                                                                      ------------
                                                                                      $ 13,859,397
--------------------------------------------------------------------------------------------------
                                        Property & Casualty Insurance -- 0.7%
  7,171,000                 BBB-/Baa3   Hanover Insurance Group, 7.625%,
                                        10/15/25                                      $  7,523,978
    500,000                     A-/A3   The Allstate Corp., 6.75%, 5/15/18                 594,634
  2,700,000                 BBB-/Baa3   The Hanover Insurance Group, Inc., 7.5%,
                                        3/1/20                                           3,004,717
    640,000                   BB-/Ba1   The Hanover Insurance Group, Inc.,
                                        8.207%, 2/3/27                                     566,400
 11,170,000                  BBB-/Ba1   XL Group Plc, 6.5%, 3/29/49                      9,215,250
                                                                                      ------------
                                                                                      $ 20,904,979
--------------------------------------------------------------------------------------------------
                                        Reinsurance -- 1.6%
    850,000      15.20          B-/NR   Atlas Reinsurance Plc, Cat Bond, Floating
                                        Rate Note, 1/10/11 (144A)                     $  1,147,649
  1,400,000       7.19         BB+/NR   Blue Finance, Ltd., Floating Rate Note,
                                        4/10/12                                          1,332,520
    250,000      14.03         BB-/NR   Blue Finance, Ltd., Cat Bond, Floating
                                        Rate Note, 4/16/12 (144A)                          267,825
  1,200,000       9.41          BB/NR   Blue Finance, Ltd., Floating Rate Note,
                                        5/28/13 (144A)                                   1,206,600
  1,150,000       8.92          BB/NR   Caelus Re, Ltd., Floating Rate Note,
                                        6/7/11                                           1,162,765
  2,050,000      18.03          B-/NR   Carillon, Ltd., Floating Rate Note,
                                        1/10/11                                          2,069,885
    250,000      10.78          BB/NR   East Lane Re III, Ltd., Floating Rate Note,
                                        3/16/12                                            264,950
    750,000       4.35         BB+/NR   Fhu-Jin, Ltd, Cat Bonds, Floating Rate
                                        Note, 8/10/11 (144A)                               762,225
  2,300,000       5.91         BB+/A2   Foundation Re III, Ltd., Cat Bond, Floating
                                        Rate Note, 2/3/14                                2,307,130
  1,775,000      12.03          NR/B3   GlobeCat, Ltd., Cat Bond, Floating Rate
                                        Note, 1/2/13 (144A)                              1,707,195
    250,000       6.53          NR/B1   GlobeCat, Ltd., Cat Bond, Floating Rate
                                        Note, 1/2/13 (144A)                                253,500
    650,000       8.56         BB+/NR   Green Valley, Ltd., Floating Rate Note,
                                        1/10/11 (144A)                                     882,313
  1,000,000       1.88         BB+/NR   Merna Reinsurance, Ltd., Floating Rate
                                        Note, 4/8/13                                     1,011,100


The accompanying notes are an integral part of these financial statements.


48    Pioneer Strategic Income Fund | Annual Report | 9/30/10

-------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                    Value
-------------------------------------------------------------------------------------------------
                                        Reinsurance -- (continued)
    250,000                      B/NR   MultiCat Mexico 2009 Ltd., 10.25%,
                                        10/19/12                                     $    261,625
    250,000                      B/NR   MultiCat Mexico 2009, Ltd., 10.25%,
                                        10/19/12                                          261,625
  2,185,000       7.20         NR/Ba2   Muteki, Ltd., Cat Bond, Floating Rate
                                        Note, 5/24/11                                   2,183,252
  1,400,000      12.25          BB/NR   Mystic Re, Ltd., Floating Rate Note,
                                        3/20/12                                         1,508,780
  2,150,000      10.30         BB-/NR   Mystic Re, Ltd., Floating Rate Note,
                                        6/7/11                                          2,248,470
    275,000       7.45         BB+/NA   Newton Re, Ltd., Cat Bond, Floating Rate
                                        Note, 12/24/10 (144A)                             275,220
    565,000       9.75          BB/NA   Newton Re, Ltd., Cat Bond, Floating Rate
                                        Note, 12/24/10 (144A)                             565,735
 10,985,000                  BBB+/BBB   Platinum Underwriters Holdings, Ltd.,
                                        7.5%, 6/1/17                                   12,133,976
  8,470,000                   A-/Baa1   Reinsurance Group of America, Inc.,
                                        6.45%, 11/15/19                                 9,388,038
  1,000,000       9.40         BB-/NA   Residential Re LLC, Floating Rate Note,
                                        6/6/11                                          1,022,100
  7,740,000                  BBB/Baa2   Validus Holdings, Ltd., 8.875%, 1/26/40         8,445,671
                                                                                     ------------
                                                                                     $ 52,670,149
                                                                                     ------------
                                        Total Insurance                              $151,685,906
-------------------------------------------------------------------------------------------------
                                        REAL ESTATE -- 2.3%
                                        Diversified Real Estate Activities -- 0.2%
  5,680,000                     A-/A2   WEA Finance LLC, 7.125%, 4/15/18             $  6,679,748
-------------------------------------------------------------------------------------------------
                                        Diversified Real Estate Investment Trust -- 0.5%
  8,850,000                 BBB+/Baa1   Dexus Finance Proprietary, Ltd., 7.125%,
                                        10/15/14                                     $  9,745,877
  3,740,000                  BBB/Baa2   Digital Realty Trust LP, 4.5%, 7/15/15
                                         (144A)                                         3,861,273
  1,415,000                  BBB/Baa2   Digital Realty Trust LP, 5.875%, 2/1/20
                                         (144A)                                         1,504,319
                                                                                     ------------
                                                                                     $ 15,111,469
-------------------------------------------------------------------------------------------------
                                        Office Real Estate Investment Trust -- 0.2%
    980,000                  BBB/Baa2   Mack-Cali Realty Corp., 7.75%, 8/15/19       $  1,166,294
  4,275,000                  BBB/Baa2   Mack-Cali Realty Corp., 5.125%,
                                        1/15/15                                         4,590,952
                                                                                     ------------
                                                                                     $  5,757,246
-------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    49

----------------------------------------------------------------------------------------------------
Principal    Floating     S&P/Moody's
Amount ($)   Rate (d)     Ratings                                                       Value
----------------------------------------------------------------------------------------------------
                                        Real Estate Operating Companies -- 0.0%
    425,676      8.46           B-/NR   Alto Palermo SA, Floating Rate Note,
                                        6/11/12 (144A)                                  $    180,912
    200,000                     B-/B3   Forest City Enterprises, Inc., 7.625%,
                                        6/1/15                                               191,000
                                                                                        ------------
                                                                                        $    371,912
----------------------------------------------------------------------------------------------------
                                        Retail Real Estate Investment Trust -- 0.2%
  6,040,000                   BB/Baa3   Developers Diversified Realty Corp., 7.5%,
                                        4/1/17                                          $  6,276,092
----------------------------------------------------------------------------------------------------
                                        Specialized Real Estate Investment Trust -- 1.2%
    600,000                 BBB-/Baa2   Health Care Real Estate Investment Trust,
                                        Inc., 6.125%, 4/15/20                           $    642,340
  3,305,000                 BBB-/Baa2   Health Care Real Estate Investment Trust,
                                        Inc., 6.2%, 6/1/16                                 3,692,941
  5,450,000                 BBB-/Baa3   Healthcare Realty Trust, Inc., 6.5%,
                                        1/17/17                                            5,903,364
  9,665,000                  BBB/Baa2   Hospitality Properties Trust, Inc., 7.875%,
                                        8/15/14                                           10,872,671
  9,120,000                  BBB-/Ba1   Senior Housing Properties Trust, 6.75%,
                                        4/15/20                                            9,507,600
    850,000                 BBB-/Baa3   Ventas Realty LP/ Ventas Realty Capital
                                        Corp., 6.75%, 4/1/17                                 883,980
  3,250,000                 BBB-/Baa3   Ventas Realty LP/ Ventas Realty Capital
                                        Corp., 6.5%, 6/01/16                               3,391,892
  3,215,000                 BBB-/Baa3   Ventas Realty LP/ Ventas Realty Capital
                                        Corp., 6.5%, 6/1/16                                3,355,364
                                                                                        ------------
                                                                                        $ 38,250,152
                                                                                        ------------
                                        Total Real Estate                               $ 72,446,619
----------------------------------------------------------------------------------------------------
                                        SOFTWARE & SERVICES -- 1.1%
                                        Data Processing & Outsourced Services -- 0.1%
  4,600,000                   B-/Caa1   First Data Corp., 9.875%, 9/24/15               $  3,760,500
----------------------------------------------------------------------------------------------------
                                        Internet Software & Services -- 0.8%
  5,185,000                    B+/Ba2   Equinix, Inc., 8.125%, 3/1/18                   $  5,534,988
  7,920,000                     NR/A2   GTP Towers Issuer LLC, 4.436%, 2/15/15
                                        (144A)                                             7,997,494
 11,145,000                     B-/B1   Terremark Worldwide, Inc., 12.0%,
                                        6/15/17                                           12,733,163
                                                                                        ------------
                                                                                        $ 26,265,645
----------------------------------------------------------------------------------------------------
                                        IT Consulting & Other Services -- 0.2%
  2,855,000                   B-/Caa1   Sungard Data Systems, Inc., 10.25%,
                                        8/15/15 (b)                                     $  3,004,888


The accompanying notes are an integral part of these financial statements.


50    Pioneer Strategic Income Fund | Annual Report | 9/30/10

-----------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                  Value
-----------------------------------------------------------------------------------------------
                                        IT Consulting & Other Services -- (continued)
  2,850,000                    B/Caa1   Sungard Data Systems, Inc., 10.625%,
                                        5/15/15                                    $  3,177,750
                                                                                   ------------
                                                                                   $  6,182,638
                                                                                   ------------
                                        Total Software & Services                  $ 36,208,783
-----------------------------------------------------------------------------------------------
                                        TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                                        Communications Equipment -- 0.2%
    962,000                  BBB-/Ba2   Brocade Communications Systems, Inc.,
                                        6.625%, 1/15/18                            $  1,000,480
    962,000                  BBB-/Ba2   Brocade Communications Systems, Inc.,
                                        6.875, 1/15/20                                1,010,100
  3,035,000       10.46         BB/B1   Nordic Telephone Company Holdings ApS,
                                        Floating Rate Note, 5/1/16 (144A)             4,149,941
                                                                                   ------------
                                                                                   $  6,160,521
-----------------------------------------------------------------------------------------------
                                        Electronic Equipment & Instruments -- 0.1%
  1,910,000                   BBB-/NR   Agilent Technologies, Inc., 5.5%,
                                        9/14/15                                    $  2,147,358
                                                                                   ------------
                                        Total Technology Hardware &
                                        Equipment                                  $  8,307,879
-----------------------------------------------------------------------------------------------
                                        SEMICONDUCTORS -- 0.3%
                                        Semiconductor Equipment -- 0.3%
  3,500,000                     B-/B3   Aeroflex, Inc., 11.75%, 2/15/15            $  3,780,000
  4,035,000                  BBB/Baa1   Klac Instruments Corp., 6.9%, 5/1/18          4,628,516
                                                                                   ------------
                                                                                   $  8,408,516
                                                                                   ------------
                                        Total Semiconductors                       $  8,408,516
-----------------------------------------------------------------------------------------------
                                        TELECOMMUNICATION SERVICES -- 2.9%
                                        Alternative Carriers -- 0.5%
  2,810,000                      B/B1   PAETEC Holding Corp., 8.875%, 6/30/17
                                        (144A)                                     $  2,936,450
  6,047,000                      B/B2   Global Crossing, Ltd., 12.0%, 9/15/15         6,833,110
  4,734,000                 CCC+/Caa1   PAETEC Holding Corp., 9.5%, 7/15/15           4,828,680
                                                                                   ------------
                                                                                   $ 14,598,240
-----------------------------------------------------------------------------------------------
                                        Integrated Telecommunication Services -- 1.6%
  3,250,000                      B/NR   Bakrie Telecom Tbk PT, 11.5%, 5/7/15
                                        (144A)                                     $  3,501,875
  5,603,000                     B-/B2   Cincinnati Bell, Inc., 8.25%, 10/15/17        5,659,030
  3,200,000                 BBB-/Baa3   Embarq Corp., 7.082%, 6/1/16                  3,556,496
  1,215,000                    BB/Ba2   Frontier Communications Corp., 8.25%,
                                        4/15/17                                       1,328,906
  3,885,000                    BB/Ba2   Frontier Communications Corp., 8.5%,
                                        4/15/20                                       4,288,069


The accompanying notes are an integral part of these financial statements.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    51

---------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                       Value
---------------------------------------------------------------------------------------------------
                                       Integrated Telecommunication Services -- (continued)
  6,290,000                   BB/Ba2   Frontier Communications Corp., 8.75%,
                                       4/15/22                                         $  6,919,000
  3,690,000                   BB-/B2   GCI, Inc., 7.25%, 2/15/14                          3,763,800
  1,500,000                   BB-/B2   GCI, Inc., 8.625%, 11/15/19                        1,601,250
  3,720,000                    B+/B1   Mastec Inc., 7.625%, 2/1/17                        3,710,700
  3,600,000                     A/A1   Qtel International Finance, Ltd., 6.5%,
                                       6/10/14                                            4,045,536
  5,000,000                   B+/Ba3   Windstream Corp., 7.75%, 10/15/20
                                       (144A)                                             5,037,500
  1,940,000                   B+/Ba3   Windstream Corp., 8.125%, 9/1/18                   2,007,900
  5,320,000                   B+/Ba3   Windstream Corp., 8.625%, 8/1/16                   5,625,900
                                                                                       ------------
                                                                                       $ 51,045,962
---------------------------------------------------------------------------------------------------
                                       Wireless Telecommunication Services -- 0.9%
  1,900,000                    B-/B3   Cricket Communications, Inc., 9.375%,
                                       11/1/14 (b)                                     $  1,966,500
  6,400,000                    NR/B1   Digicel, Ltd., 8.25%, 9/1/17 (144A)                6,720,000
  6,500,000                     B/B2   MetroPCS Wireless, Inc., 7.875%,
                                       9/1/18                                             6,695,000
  3,500,000                     B/B2   MetroPCS Wireless, Inc., 9.25%,
                                       11/1/14 (b)                                        3,666,250
  2,050,000                   BB-/B1   NII Capital Corp., 10.0%, 8/15/16                  2,331,875
  5,935,000                    B-/B2   True Move Co., Ltd., 10.75%, 12/16/13
                                       (144A)                                             6,305,938
    692,000                  BB+/Ba2   VIP Finance, 9.125%, 4/30/18
                                       (144A) (b)                                           791,648
                                                                                       ------------
                                                                                       $ 28,477,211
                                                                                       ------------
                                       Total Telecommunication Services                $ 94,121,413
---------------------------------------------------------------------------------------------------
                                       UTILITIES -- 3.0%
                                       Electric Utilities -- 1.4%
  1,825,000                BBB+/Baa1   CenterPoint Energy Houston Electric LLC,
                                       7.0%, 3/1/14                                    $  2,154,865
  4,196,000                 BBB/Baa3   Commonwealth Edison Co., 6.95%,
                                       7/15/18                                            4,995,342
 12,400,000                   NR/Ba2   Dubai Electricity & Water Authority, 8.5%,
                                       4/22/15                                           13,348,625
  2,033,940                   B+/Ba2   FPL Energy Wind Funding LLC, 6.876%,
                                       6/27/17 (144A)                                     1,972,922
  2,725,000                 BBB/Baa2   Israel Electric Corp., Ltd., 7.25%,
                                       1/15/19 (144A)                                     3,083,476
  1,330,000                 BBB/Baa2   Israel Electric Corp., Ltd., 9.375%,
                                       1/28/20 (144A)                                     1,708,626
  3,275,000                BBB+/Baa2   New York State Electric & Gas Corp.,
                                       6.15%, 12/15/17 (144A)                             3,600,135


The accompanying notes are an integral part of these financial statements.


52    Pioneer Strategic Income Fund | Annual Report | 9/30/10

-------------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                        Value
-------------------------------------------------------------------------------------------------------
                                        Electric Utilities -- (continued)
  2,245,000                  BB+/Baa3   Public Service Co. of New Mexico, 7.95%,
                                        5/15/18                                          $    2,477,860
  3,183,000                   BB-/Ba2   Public Service Co. of New Mexico, 9.25%,
                                        5/15/15                                               3,425,704
  3,805,000                  CCC/Caa2   TXU Energy Co., 10.25%, 11/1/15 (b)                   2,492,275
  4,125,000                   BBB+/A3   West Penn Power Co., 5.95%, 12/15/17                  4,550,898
  1,650,000                     NA/NA   White Pine Hydro Portfolio LLC, 7.26%,
                                        7/20/15                                               1,497,705
                                                                                         --------------
                                                                                         $   45,308,433
-------------------------------------------------------------------------------------------------------
                                        Gas Utilities -- 0.5%
  1,000,000                     B+/B1   Inergy LP, 8.25%, 3/1/16                         $    1,050,000
  1,965,000                   AA-/Aa2   Nakilat, Inc., 6.067%, 12/31/33
                                        (144A) (b)                                            2,161,500
  4,190,000                    A+/Aa3   Nakilat, Inc., 6.267%, 12/31/33 (144A)                4,302,418
  6,895,000                     B-/B2   Transportadora De Gas del Sur SA,
                                        7.875%, 5/14/17 (144A)                                6,739,863
                                                                                         --------------
                                                                                         $   14,253,781
-------------------------------------------------------------------------------------------------------
                                        Independent Power Producer & Energy Traders -- 0.9%
  7,293,313                    NR/Ba1   Coso Geothermal Power Holdings LLC,
                                        7.0%, 7/15/26 (144A)                             $    7,251,232
  7,935,000                   BB-/Ba3   Intergen NV, 9.0%, 6/30/17                            8,391,263
  1,380,634                    NR/Ba1   Juniper Generation, 6.79%, 12/31/14
                                        (144A)                                                1,303,374
  3,775,000                 BBB-/Baa3   Kiowa Power Partners LLC, 5.737%,
                                        3/20/21 (144A)                                        4,022,036
  2,934,339                 BBB-/Baa3   Panoche Energy Center LLC, 6.88%,
                                        7/31/29 (144A)                                        3,246,406
  4,050,000                     NR/B2   Star Energy Geotherm, 11.5%, 2/12/15                  4,546,125
                                                                                         --------------
                                                                                         $   28,760,436
-------------------------------------------------------------------------------------------------------
                                        Multi-Utilities -- 0.2%
  3,700,000                    BB/Ba2   NSG Holdings, Inc., 7.75%, 12/15/25              $    3,367,000
  4,667,615                     NR/NR   Ormat Funding Corp., 8.25%, 12/30/20                  4,358,385
                                                                                         --------------
                                                                                         $    7,725,385
                                                                                         --------------
                                        Total Utilities                                  $   96,048,035
-------------------------------------------------------------------------------------------------------
                                        TOTAL CORPORATE BONDS
                                        (Cost $1,516,476,860)                            $1,636,710,795
-------------------------------------------------------------------------------------------------------
                                        U.S. GOVERNMENT OBLIGATIONS -- 9.5%
  6,700,000                   AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        3.5%, 10/1/40                                    $    6,741,947
  3,470,436                   AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        4.5%, 10/1/35                                         3,635,862


The accompanying notes are an integral part of these financial statements.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    53

---------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                 Value
---------------------------------------------------------------------------------------------
                                        U.S. Government Obligations -- (continued)
  2,100,631                  AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                        5.0%, 11/1/34 - 7/1/35                   $  2,220,917
     58,475                  AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                        5.5%, 10/1/16 - 4/1/33                         62,930
  3,132,378                  AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                        6.0%, 6/1/17 - 6/1/35                       3,399,703
    246,956                  AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                        6.5%, 9/1/32 - 10/1/33                        275,333
  3,350,775                  AAA/Aaa    Federal National Mortgage Association,
                                        4.5%, 3/1/35 - 6/1/37                       3,570,381
 10,355,819                  AAA/Aaa    Federal National Mortgage Association,
                                        5.0%, 12/1/21 - 12/1/34                    10,986,954
 11,822,684                  AAA/Aaa    Federal National Mortgage Association,
                                        5.5%, 3/1/21 - 4/1/36                      12,724,799
 11,410,071                  AAA/Aaa    Federal National Mortgage Association,
                                        6.0%, 7/1/17 - 7/1/38                      12,303,496
    505,200                  AAA/Aaa    Federal National Mortgage Association,
                                        6.5%, 12/1/21 - 11/1/32                       555,241
      9,484                  AAA/Aaa    Federal National Mortgage Association,
                                        7.0%, 5/1/28 - 7/1/31                          10,761
      2,191                  AAA/Aaa    Federal National Mortgage Association,
                                        7.5%, 1/1/28                                    2,493
  1,561,305                  AAA/Aaa    Government National Mortgage
                                        Association I, 5.125%, 10/15/38             1,668,777
  3,341,445                  AAA/Aaa    Government National Mortgage
                                        Association I, 5.5%, 3/15/37                3,598,138
  1,668,547                  AAA/Aaa    Government National Mortgage
                                        Association I, 5.75%, 10/15/38              1,804,727
      1,018                  AAA/Aaa    Government National Mortgage
                                        Association I, 6.5%, 12/15/31                   1,142
      4,694                  AAA/Aaa    Government National Mortgage
                                        Association I, 7.0%, 5/15/31                    5,367
 15,012,389                  AAA/Aaa    Government National Mortgage
                                        Association II, 4.5%, 12/20/34 -
                                        9/20/39                                    16,104,935
  2,724,565                  AAA/Aaa    Government National Mortgage
                                        Association II, 5.5%,
                                        4/15/10 - 3/15/37                           2,935,265
    916,318                  AAA/Aaa    Government National Mortgage
                                        Association II, 6.0%, 5/20/32 -
                                        10/20/33                                    1,005,135
     11,702                  AAA/Aaa    Government National Mortgage
                                        Association II, 7.0%, 1/20/29                  13,292
  5,063,988                  AAA/Aaa    Government National Mortgage
                                        Association, 4.5%, 1/20/29 - 4/15/35        5,382,590


The accompanying notes are an integral part of these financial statements.


54    Pioneer Strategic Income Fund | Annual Report | 9/30/10

---------------------------------------------------------------------------------------------------
Principal          Floating     S&P/Moody's
Amount ($)         Rate (d)     Ratings                                                Value
---------------------------------------------------------------------------------------------------
                                              U.S. Government Obligations -- (continued)
        2,957,777                   AAA/Aaa   Government National Mortgage
                                              Association, 5.0%, 11/15/16 - 9/15/33    $  3,170,876
       13,682,639                   AAA/Aaa   Government National Mortgage
                                              Association, 5.5%, 3/15/17 - 2/15/37       14,796,133
       16,550,873                   AAA/Aaa   Government National Mortgage
                                              Association, 6.0%, 1/15/11 - 7/15/38       18,063,105
          994,606                   AAA/Aaa   Government National Mortgage
                                              Association, 6.5%, 1/20/28 - 11/15/32       1,112,405
           22,373                   AAA/Aaa   Government National Mortgage
                                              Association, 7.0%, 5/15/29 - 6/15/31           25,555
              174                   AAA/Aaa   Government National Mortgage
                                              Association, 7.5%, 8/15/29                        199
            1,894                   AAA/Aaa   Government National Mortgage
                                              Association, 8.0%, 12/15/29                     2,239
        5,085,000                   AAA/Aaa   U.S. Treasury Notes, 4.375%, 2/15/38        5,730,159
       11,100,000                   AAA/Aaa   U.S. Treasury Notes, 4.5%, 5/15/38         12,766,732
        3,000,000                   AAA/Aaa   U.S. Treasury Bonds, 5.25%, 11/15/28        3,790,314
        1,095,000                   AAA/Aaa   U.S. Treasury Notes, 5.0%, 5/15/37          1,359,682
       11,940,000                   AAA/Aaa   U.S. Treasury Notes, 4.5%, 2/15/36         13,729,137
          150,000                   AAA/Aaa   U.S. Treasury Notes, 5.25%, 2/15/29           189,563
        4,005,000                   AAA/Aaa   U.S. Treasury Notes, 5.375%, 2/15/31        5,156,438
        8,000,000                   AAA/Aaa   U.S. Treasury Notes, 3.125%, 5/15/19        8,500,624
       12,330,000                   AAA/Aaa   U.S. Treasury Notes, 4.25%, 5/15/39        13,555,294
       23,290,000                    NR/Aaa   U.S. Treasury Notes, 4.375% 111539         26,128,469
       15,600,000                   AAA/Aaa   U.S. Treasury Bonds, 2.75%, 2/15/19        16,183,783
       22,770,000                   AAA/Aaa   U.S. Treasury Bonds, 4.5%, 11/15/10        22,890,066
        2,500,000                   AAA/Aaa   U.S. Treasury Notes, 3.625%, 8/15/19        2,749,220
       26,790,000                   AAA/Aaa   U.S. Treasury Notes, 4.5%, 8/15/39         30,674,550
       18,930,000                   AAA/Aaa   U.S. Treasury Notes, 1.25%, 11/30/10       18,962,541
---------------------------------------------------------------------------------------------------
                                              TOTAL U.S. GOVERNMENT OBLIGATIONS
                                              (Cost $286,318,102)                      $308,547,269
---------------------------------------------------------------------------------------------------
                                              FOREIGN GOVERNMENT BONDS -- 5.9%
  BRL  57,650,000                 BBB-/Baa3   Brazilian Government, 10.25%, 1/10/28    $ 38,214,123
  CAD  38,325,000                   AAA/Aaa   Canada Housing Trust No. 1, 3.75%,
                                              3/15/20                                    39,329,678
  CAD   7,550,000                   AAA/Aaa   Canadian Government, 4.25%, 6/1/18          8,235,120
  CAD  11,700,000                   AAA/Aaa   Canadian Government, 5.0%, 6/1/37          14,652,741
        1,900,000                      A/A1   Export-Import Bank of Korea, 5.875%,
                                              1/14/15                                     2,123,444
  SEK 118,145,000                   AAA/Aaa   Government of Sweden, 5.5%, 10/8/12        18,927,587
 EURO  13,755,000                   AAA/Aaa   Government of France, 3.75%, 4/25/17       20,575,166
        1,370,000                      A/A1   Korea Gas Corp., 6.0%, 7/15/14 (144A)       1,520,497
  NOK  23,710,000                   AAA/Aaa   Norway Government Bond, 4.25%,
                                              5/19/17                                     4,364,421


The accompanying notes are an integral part of these financial statements.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    55

-------------------------------------------------------------------------------------------------------
Principal          Floating    S&P/Moody's
Amount ($)         Rate (d)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------
                                             Foreign Government Bonds -- (continued)
 NOK 138,000,000                   AAA/Aaa   Norway Treasury Bill, 0.0%, 6/15/11           $ 23,100,597
       2,500,000                     A-/A2   Poland Government International,
                                             6.375%, 7/15/19                                  2,945,425
 AUD   6,780,000                   AAA/Aaa   Queensland Treasury Corp., 6.0%,
                                             10/14/15                                         6,781,810
       1,234,130                  BBB-/Aaa   Republic of Columbia, 9.75%, 4/9/11              1,280,410
       1,675,000                 BBB-/Baa3   Republic of Peru, 7.125%, 3/30/19                2,097,938
         950,000                 BBB-/Baa3   Republic of Peru, 7.35%, 7/21/25                 1,232,625
       4,900,000                    AA/Aa2   State of Qatar, 5.25%, 1/20/20 (144A)            5,390,000
-------------------------------------------------------------------------------------------------------
                                             TOTAL FOREIGN GOVERNMENT BONDS
                                             (Cost $173,160,860)                           $190,771,582
-------------------------------------------------------------------------------------------------------
                                             MUNICIPAL BONDS -- 0.9%
                                             Municipal Airport -- 0.2%
       3,575,000                     NR/NR   Charlotte North Carolina Special Facilities
                                             Revenue, 5.60%, 7/1/27                        $  3,159,442
       2,450,000                      B/B3   New Jersey Economic Development
                                             Authority Special Facilities Revenue,
                                             7.0%, 11/15/30                                   2,454,435
         745,000                      B/B3   New Jersey Economic Development
                                             Authority Special Facilities Revenue,
                                             6.25%, 9/15/29                                     713,896
                                                                                           ------------
                                                                                           $  6,327,773
-------------------------------------------------------------------------------------------------------
                                             Municipal General -- 0.4%
       4,375,000                     A+/A1   State of Illinois, 1.395%, 2/1/11             $  4,372,987
       2,940,000                     A+/A1   State of Illinois, 3.321%, 1/1/13                3,004,827
       3,650,000                   AA-/Aa3   Wisconsin State General, 5.75%, 5/1/33           4,118,660
                                                                                           ------------
                                                                                           $ 11,496,474
-------------------------------------------------------------------------------------------------------
                                             Municipal Higher Education -- 0.3%
       5,190,000                   AAA/Aa2   California State University Revenue, 5.0%,
                                             11/1/39                                       $  5,392,202
       5,050,000                   AAA/Aaa   Connecticut State Health & Education,
                                             5.0%, 7/1/42                                     5,389,815
                                                                                           ------------
                                                                                           $ 10,782,017
-------------------------------------------------------------------------------------------------------
                                             TOTAL MUNICIPAL BONDS
                                             (Cost $25,334,936)                            $ 28,606,264
-------------------------------------------------------------------------------------------------------
                                             SENIOR FLOATING RATE LOAN INTERESTS** -- 10.6%
                                             ENERGY -- 0.3%
                                             Coal & Consumable Fuels -- 0.1%
       1,450,000      11.25          NR/NR   Bumi Resources Tbk, Term Loan,
                                             8/15/13                                       $  1,450,000
-------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


56    Pioneer Strategic Income Fund | Annual Report | 9/30/10

--------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount ($)     Rate (d)    Ratings                                                    Value
--------------------------------------------------------------------------------------------------
                                         Oil & Gas Equipment & Services -- 0.1%
  1,892,994        5.50          NR/NR   Aquilex Holdings LLC, Term Loan, 4/1/16      $  1,892,205
  2,456,802        8.50          B+/NR   Hudson Products Holdings, Inc., Term
                                         Loan, 8/24/15                                   2,260,258
                                                                                      ------------
                                                                                      $  4,152,463
--------------------------------------------------------------------------------------------------
                                         Oil & Gas Exploration & Production -- 0.0%
    304,525        4.31           B/B3   Venoco, Inc., Term Loan (Second Lien),
                                         5/7/14                                       $    286,761
--------------------------------------------------------------------------------------------------
                                         Oil & Gas Refining & Marketing -- 0.1%
  2,777,944        5.25         NR/Ba2   Pilot Travel Centers, LLC, Initial Tranche
                                         Term B Loan, 6/30/16                         $  2,809,182
                                                                                      ------------
                                         Total Energy                                 $  8,698,406
--------------------------------------------------------------------------------------------------
                                         MATERIALS -- 0.6%
                                         Aluminum -- 0.1%
    275,114        2.05          CC/B1   Noranda Aluminum Acquisition Corp.,
                                         Term B Loan, 5/18/14                         $    260,155
  1,218,566        2.26        BB-/Ba1   Novelis Corp., U.S. Term Loan, 7/6/14           1,182,009
    413,816        2.26        BB-/Ba1   Novelis, Inc., Canadian Term Loan,
                                         7/6/14                                            401,402
                                                                                      ------------
                                                                                      $  1,843,566
--------------------------------------------------------------------------------------------------
                                         Commodity Chemicals -- 0.0%
    405,505        2.03        BB+/Ba2   Celanese U.S. Holdings LLC, Term B
                                         Dollar Loan, 4/2/14                          $    398,916
    405,505        0.00        BB+/Ba2   Celanese U.S. Holdings LLC, Term Loan,
                                         10/31/16                                          405,397
                                                                                      ------------
                                                                                      $    804,313
--------------------------------------------------------------------------------------------------
                                         Diversified Chemical -- 0.2%
    683,519        1.92        BB-/Ba2   Huntsman International LLC, New Term B
                                         Dollar Loan, 4/19/14                         $    655,039
  2,177,426        7.50          NR/NR   Ineos U.S. Finance LLC, Senior Credit
                                         Facility Term B2 Loan, 12/16/13                 2,184,230
  2,215,000        8.00          NR/NR   Ineos U.S. Finance LLC, Senior Credit
                                         Facility Term C2 Loan, 12/16/14                 2,221,922
                                                                                      ------------
                                                                                      $  5,061,191
--------------------------------------------------------------------------------------------------
                                         Metal & Glass Containers -- 0.0%
  1,067,040        5.50         B+/Ba3   BWAY Holding Co., B Term Loan,
                                         6/16/17                                      $  1,069,441
    100,035        5.50         B+/Ba3   ICL Industrial Containers Ulc, Term C
                                         Loan, 6/16/17                                     100,260
                                                                                      ------------
                                                                                      $  1,169,701
--------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    57

------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount ($)     Rate (d)    Ratings                                                  Value
------------------------------------------------------------------------------------------------
                                         Paper Packaging -- 0.1%
  2,499,319        3.28         BB/Ba2   Graphic Packaging International, Inc.,
                                         Incremental Term Loan, 5/16/14             $  2,466,515
------------------------------------------------------------------------------------------------
                                         Precious Metals & Minerals -- 0.1%
  3,200,000        6.25          NR/NR   Fairmount Minerals, Ltd., Tranche B Term
                                         Loan, 8/5/16                               $  3,218,000
------------------------------------------------------------------------------------------------
                                         Specialty Chemicals -- 0.1%
    795,000        6.00          NR/NR   Chemtura Corp., Term Facility (DIP),
                                         2/11/11                                    $    800,714
  3,640,000        5.50          NR/NR   Chemtura Corp., Term Facility, 8/27/16        3,670,334
                                                                                    ------------
                                                                                    $  4,471,048
                                                                                    ------------
                                         Total Materials                            $ 19,034,334
------------------------------------------------------------------------------------------------
                                         CAPITAL GOODS -- 1.2%
                                         Aerospace & Defense -- 1.0%
  4,143,593        4.23          NR/NR   DAE Aviation Holdings, Inc., Tranche B-1
                                         Term Loan, 7/31/14                         $  3,822,464
  7,650,000        6.25        BB-/Ba3   DynCorp International, Inc., Term Loan,
                                         7/7/16                                        7,668,131
  2,802,220        3.54          B-/B1   Hunter Defense Technologies, Inc., Term
                                         Loan, 8/22/14                                 2,648,097
  4,012,298        4.23          NR/NR   Standard Aero, Ltd., (DAE Aviation
                                         Holdings, Inc.), Tranche B-2 Term Loan,
                                         7/31/14                                       3,701,344
  4,272,762        5.50         NR/Ba2   Tasc, Inc., Tranche A Term Loan,
                                         12/18/14                                      4,290,564
  4,447,665        5.75         NR/Ba2   Tasc, Inc., Tranche B Term Loan,
                                         12/18/15                                      4,471,756
  4,125,000        4.50          NR/NR   Triumph Group, Inc., Term Loan, 6/16/16       4,153,359
                                                                                    ------------
                                                                                    $ 30,755,715
------------------------------------------------------------------------------------------------
                                         Building Products -- 0.0%
  1,122,188        5.50        BB-/Ba2   Hillman Group, Inc., Term Loan, 5/31/16    $  1,122,188
------------------------------------------------------------------------------------------------
                                         Construction & Farm Machinery & Heavy Trucks -- 0.0%
  1,820,514        4.50         BB/Ba2   Bucyrus International, Inc., Tranche C
                                         Term U.S. Dollar Loan, 2/19/16             $  1,838,264
------------------------------------------------------------------------------------------------
                                         Electrical Components & Equipment -- 0.0%
  1,004,950        5.75          NR/NR   Scotsman Industries, Inc., Term Loan,
                                         4/30/16                                    $  1,006,206
------------------------------------------------------------------------------------------------
                                         Industrial Conglomerates -- 0.1%
  1,900,000        6.75          NR/NR   Tomkins Plc, Term B Loan, 9/21/16          $  1,919,588
------------------------------------------------------------------------------------------------
                                         Industrial Machinery -- 0.1%
  1,697,563        6.75          NR/NR   SIG Holding AG, European Term Loan,
                                         11/5/15                                    $  2,309,604
                                                                                    ------------
                                         Total Capital Goods                        $ 38,951,565
------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


58    Pioneer Strategic Income Fund | Annual Report | 9/30/10

------------------------------------------------------------------------------------------------
Principal     Floating     S&P/Moody's
Amount ($)    Rate (d)     Ratings                                                  Value
------------------------------------------------------------------------------------------------
                                        COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                        Commercial Printing -- 0.0%
     7,091        4.79          NR/NR   Cenveo Corp., Delayed Draw Term Loan,
                                        6/21/13                                     $      6,987
   212,804        4.79          NR/NR   Cenveo Corp., Term C Facility Loan,
                                        6/21/13                                          209,678
                                                                                    ------------
                                                                                    $    216,665
------------------------------------------------------------------------------------------------
                                        Diversified Support Services -- 0.0%
   460,109        7.75          NR/NR   Allied Security Holdings LLC, Term Loan,
                                        2/20/15                                     $    462,409
------------------------------------------------------------------------------------------------
                                        Environmental & Facilities Services -- 0.0%
 1,254,191        6.00         NR/Ba3   Advanced Disposal Services, Inc., Term B
                                        Loan, 1/14/15                               $  1,260,462
   698,355        2.26       BB-/Baa3   Brickman Group Holdings, Inc., Tranche B
                                        Term Loan, 1/23/14                               697,482
   724,410        2.26           D/B2   Synagro Technologies, Inc., Term Loan
                                        (First Lien), 4/2/14                             620,049
                                                                                    ------------
                                                                                    $  2,577,993
------------------------------------------------------------------------------------------------
                                        Research & Consulting Services -- 0.1%
 3,221,918        8.00          NR/NR   Wyle Services Corp., 2010 Incremental
                                        Term Loan, 3/25/16                          $  3,223,932
                                                                                    ------------
                                        Total Commercial Services & Supplies        $  6,480,999
------------------------------------------------------------------------------------------------
                                        TRANSPORTATION -- 0.3%
                                        Air Freight & Couriers -- 0.2%
 1,270,143        0.00          B-/B1   CEVA Group Plc, Additional Pre-Funded
                                        L/C Loan, 11/4/13                           $  1,135,190
 3,284,058        3.26          NR/B1   CEVA Group Plc, EGL Term Loan,
                                        11/4/13                                        2,951,547
 1,286,680        3.26          B-/B1   CEVA Group Plc, U.S. Term Loan (Dollars),
                                        11/4/13                                        1,149,970
                                                                                    ------------
                                                                                    $  5,236,707
------------------------------------------------------------------------------------------------
                                        Airlines -- 0.1%
 2,600,885        3.51        BB-/Ba3   Delta Air Lines, Inc., Term Loan (Second
                                        Lien), 4/30/14                              $  2,454,586
------------------------------------------------------------------------------------------------
                                        Marine -- 0.0%
 1,270,833        3.54          NR/NR   Horizon Lines, Inc., Term Loan, 8/8/12      $  1,170,226
------------------------------------------------------------------------------------------------
                                        Railroads -- 0.0%
   595,808        2.14        BB+/Ba2   Kansas City Southern Railway Co., Term B
                                        Advance Loan, 4/28/13                       $    581,658
                                                                                    ------------
                                        Total Transportation                        $  9,443,177
------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    59

-------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount ($)     Rate (d)    Ratings                                                   Value
-------------------------------------------------------------------------------------------------
                                         AUTOMOBILES & COMPONENTS -- 0.6%
                                         Auto Parts & Equipment -- 0.3%
  2,623,467        3.02         BB-/B2   Allison Transmission, Inc., Term Loan,
                                         8/7/14                                      $  2,468,518
  1,178,669        2.20          NR/NR   Federal Mogul Corp., Tranche C Term
                                         Loan, 12/28/15                                 1,035,940
  2,310,192        2.20          NR/NR   Federal Mogul Corp., Tranche B Term
                                         Loan, 12/29/14                                 2,030,442
  2,009,136       10.50          NR/B3   HHI Group Holdings LLC, Term Loan,
                                         3/30/15                                        2,039,273
  3,360,000        6.25          B/Ba3   United Components, Inc., Term Loan,
                                         3/23/17                                        3,390,452
                                                                                     ------------
                                                                                     $ 10,964,625
-------------------------------------------------------------------------------------------------
                                         Automobile Manufacturers -- 0.1%
  3,082,771        3.03          B/Ba3   Ford Motor Co., Tranche B-1 Term Loan,
                                         12/15/13                                    $  3,027,859
-------------------------------------------------------------------------------------------------
                                         Tires & Rubber -- 0.2%
  4,930,000        2.24         BB/Ba1   Goodyear Tire & Rubber Co., Term Loan
                                         (Second Lien), 4/30/14                      $  4,631,735
                                                                                     ------------
                                         Total Automobiles & Components              $ 18,624,219
-------------------------------------------------------------------------------------------------
                                         CONSUMER DURABLES & APPAREL -- 0.0%
                                         Apparel, Accessories & Luxury Goods -- 0.0%
    615,101        4.75        BBB/Ba2   Phillips-Van Heusen Corp., U.S. Tranche B
                                         Term Loan, 5/6/16                           $    621,108
-------------------------------------------------------------------------------------------------
                                         Housewares & Specialties -- 0.0%
    841,512        2.79         BB+/WR   Jarden Corp., Term B3 Loan, 1/24/12         $    840,782
                                                                                     ------------
                                         Total Consumer Durables & Apparel           $  1,461,890
-------------------------------------------------------------------------------------------------
                                         CONSUMER SERVICES -- 0.3%
                                         Casinos & Gaming -- 0.2%
  7,691,910       10.5         NR/Caa3   Gateway Casinos & Entertainment,
                                         Delayed Draw Term Advance Loan (First
                                         Lien), 3/16/12 (e)                          $  7,653,450
-------------------------------------------------------------------------------------------------
                                         Restaurants -- 0.1%
  2,209,463        5.00          BB/B1   Wendy's/Arby's Group, Inc., Term Loan,
                                         5/24/17                                     $  2,219,129
                                                                                     ------------
                                                                                     $  2,219,129
-------------------------------------------------------------------------------------------------
                                         Specialized Consumer Services -- 0.0%
    659,949        7.00          NR/NR   Web Service Co. LLC, Term Loan,
                                         8/28/14                                     $    658,300
                                                                                     ------------
                                         Total Consumer Services                     $ 10,530,879
-------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


60    Pioneer Strategic Income Fund | Annual Report | 9/30/10

--------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount ($)     Rate (d)    Ratings                                                    Value
--------------------------------------------------------------------------------------------------
                                         MEDIA -- 1.2%
                                         Advertising -- 0.2%
  5,838,207        5.00         BB/Ba2   Affinion Group, Inc., Tranche B Term Loan,
                                         10/9/16                                      $  5,743,336
--------------------------------------------------------------------------------------------------
                                         Cable & Satellite -- 0.7%
  8,327,686        3.54          NR/NR   Charter Communications Operating LLC,
                                         Term C Loan, 9/6/16                          $  8,145,518
  1,267,500        7.25          NR/NR   Charter Communications Operating LLC,
                                         Term B-2 Loan, 3/6/14                           1,313,447
  1,597,182        2.26          NR/NR   Charter Communications Operating LLC,
                                         Term B-1 Loan, 3/5/14                           1,561,740
    428,659        4.03          B+/B1   Knology, Inc., Extended Term Loan,
                                         6/30/14                                           428,659
    804,779        2.51          B+/B1   Knology, Inc., Term Loan, 6/30/12                 804,779
  3,990,000        4.50        BB-/Ba3   Mediacom Broadband LLC, Tranche F
                                         Term Loan, 10/23/17                             3,955,088
  1,129,828        2.76         CCC/B2   WideOpenWest LLC, Term Loan (First
                                         Lien), 6/30/14                                  1,052,152
  6,112,915        6.76         CCC/B2   WideOpenWest LLC, Series A New Term
                                         Loan, 6/28/14                                   5,985,564
                                                                                      ------------
                                                                                      $ 23,246,947
--------------------------------------------------------------------------------------------------
                                         Movies & Entertainment -- 0.1%
  3,336,662        5.25          NR/NR   Christie/AIX, Inc., Term Loan, 4/29/16       $  3,315,808
--------------------------------------------------------------------------------------------------
                                         Publishing -- 0.2%
  5,062,313        6.75          NR/NR   Interactive Data Corp., Term Loan,
                                         1/29/17                                      $  5,134,537
                                                                                      ------------
                                         Total Media                                  $ 37,440,628
--------------------------------------------------------------------------------------------------
                                         RETAILING -- 0.3%
                                         Automotive Retail -- 0.1%
  5,883,883        6.00          NR/NR   Autotrader.com, Inc., Tranche B Term
                                         Loan, 10/13/10                               $  5,902,270
--------------------------------------------------------------------------------------------------
                                         Specialty Stores -- 0.1%
  4,194,762        5.75          NR/NR   Savers, Inc., Term Loan, 3/11/16             $  4,215,736
                                                                                      ------------
                                         Total Retailing                              $ 10,118,006
--------------------------------------------------------------------------------------------------
                                         FOOD & DRUG RETAILING -- 0.0%
                                         Food Retail -- 0.0%
    678,645        2.76        BB-/Ba3   Pinnacle Foods Group, Inc., Term Loan,
                                         4/2/14                                       $    657,755
                                                                                      ------------
                                         Total Food & Drug Retailing                  $    657,755
--------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    61

---------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount ($)     Rate (d)    Ratings                                                      Value
---------------------------------------------------------------------------------------------------
                                         FOOD, BEVERAGE & TOBACCO -- 0.2%
                                         Packaged Foods & Meats -- 0.2%
  5,225,000        5.25          B+/B1   Pierre Foods, Inc., Term Loan (First Lien),
                                         7/29/16                                       $  5,229,083
                                                                                       ------------
                                         Total Food, Beverage & Tobacco                $  5,229,083
---------------------------------------------------------------------------------------------------
                                         HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                                         Household Products -- 0.0%
  1,361,438        6.25          NR/NR   Reynolds Group Holdings, Inc.,
                                         Incremental U.S. Term Loan, 5/05/16           $  1,367,957
---------------------------------------------------------------------------------------------------
                                         Personal Products -- 0.2%
  2,400,000        6.25         BB/Ba1   NBTY, Inc., Term B Loan, 9/29/17              $  2,427,857
  3,262,366        6.24          NR/NR   Revlon Consumer Products Corp., Term
                                         Loan, 3/11/15                                    3,254,549
                                                                                       ------------
                                                                                       $  5,682,406
                                                                                       ------------
                                         Total Household & Personal Products           $  7,050,363
---------------------------------------------------------------------------------------------------
                                         HEALTH CARE EQUIPMENT & SERVICES -- 1.8%
                                         Health Care Facilities -- 0.5%
    150,454        2.55        BB-/Ba3   CHS/Community Health Systems, Inc.,
                                         Delayed Draw Term Loan, 7/25/14               $    142,931
  3,387,975        6.50          B+/B1   Ardent Health Services LLC, Term Loan,
                                         9/15/15                                          3,324,452
  2,926,930        2.55        BB-/Ba3   CHS/Community Health Systems, Inc.,
                                         Funded Term Loan, 7/25/14                        2,780,577
  1,190,624        2.26         B+/Ba2   Hanger Orthopedic Group, Inc., Tranche B
                                         Term Loan, 5/26/13                               1,169,788
    424,231        2.54        BB+/Ba2   HCA, Inc., Tranche B-1 Term Loan,
                                         11/18/13                                           408,948
  1,017,391        3.54        BB+/Ba2   HCA, Inc., Tranche B-2 Term Loan,
                                         3/31/17                                            986,754
  1,355,419        2.17         B+/Ba2   Psychiatric Solutions, Inc., Term Loan,
                                         7/2/12                                           1,348,220
  1,920,188        6.00          NR/NR   Renal Advantage, Inc., Tranche B Term
                                         Loan, 6/3/16                                     1,930,989
    406,563        3.70         B+/Ba2   Sun Healthcare Group, Inc., Term Loan,
                                         4/19/14                                            401,100
    217,241        3.00         B+/Ba2   Sun Healthcare Group, Inc., Synthetic LC,
                                         4/19/14                                            214,322
  4,275,000        0.00          NR/NR   Universal Health Services, Inc., Tranche B
                                         Term Loan, 5/16/16                               4,300,049
                                                                                       ------------
                                                                                       $ 17,008,130
---------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


62    Pioneer Strategic Income Fund | Annual Report | 9/30/10

--------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                      Value
--------------------------------------------------------------------------------------------------
                                        Health Care Services -- 1.0%
  4,436,242       5.50          NR/NR   Alliance HealthCare Services, Inc., Initial
                                        Term Loan, 6/1/16                             $  4,388,182
 12,600,000       6.75        BB-/Ba2   Gentiva Health Services, Inc., Term B
                                        Borrowing, 8/17/16                              12,610,502
  5,411,438       6.50          NR/NR   inVentiv Health, Inc., Term B Loan,
                                        8/4/16                                           5,425,813
  5,681,450       7.25          NR/NR   Prime Healthcare Services, Inc., Term B
                                        Loan, 4/28/15                                    5,596,228
  1,971,338       6.00         BB/Ba3   RehabCare Group, Inc., Term B Loan,
                                        11/24/15                                         1,972,560
    761,145       7.00         CCC/B3   Rural/Metro Operating Co. LLC, Term
                                        Loan, 12/9/14                                      767,805
                                                                                      ------------
                                                                                      $ 30,761,090
--------------------------------------------------------------------------------------------------
                                        Health Care Supplies -- 0.2%
    800,000       4.51          BB/B1   Alere, Inc., Term Loan (Second Lien),
                                        6/26/15                                       $    776,000
  3,066,548       3.59         BB-/B1   Bausch & Lomb, Inc., Parent Term Loan,
                                        4/24/15                                          2,951,720
    743,645       3.51         BB-/B1   Bausch & Lomb, Inc., Delayed Draw Term
                                        Loan, 4/24/15                                      715,798
  2,751,843       3.28         BB/Ba2   Biomet, Inc., Dollar Term Loan, 3/25/15          2,673,574
                                                                                      ------------
                                                                                      $  7,117,092
--------------------------------------------------------------------------------------------------
                                        Health Care Technology -- 0.1%
  2,540,728       5.25          NR/NR   IMS Health, Inc., Tranche B Dollar Term
                                        Loan, 2/26/16                                 $  2,558,461
                                                                                      ------------
                                        Total Health Care Equipment & Services        $ 57,444,773
--------------------------------------------------------------------------------------------------
                                        PHARMACEUTICALS & BIOTECHNOLOGY -- 0.3%
                                        Biotechnology -- 0.3%
  2,395,593       6.00         NR/Ba3   Warner Chilcott Corp., Term A-1 Loan,
                                        10/30/14                                      $  2,388,107
  1,925,575       6.25         NR/Ba3   Warner Chilcott Corp., Term B-2 Loan,
                                        4/30/15                                          1,928,680
  1,712,063       6.25         NR/Ba3   Warner Chilcott Corp., Additional Term
                                        Loan, 4/30/15                                    1,715,661
  1,156,375       6.25         NR/Ba3   Warner Chilcott Corp., Term B-1 Loan,
                                        4/30/15                                          1,158,240
    882,353       6.50         NR/Ba3   Warner Chilcott Corp., Term B-4 Loan,
                                        2/20/16                                            887,474
  2,717,647       6.50         NR/Ba3   Warner Chilcott Corp., Term, B-3 Loan,
                                        2/20/16                                          2,733,166
                                                                                      ------------
                                                                                      $ 10,811,328
--------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    63

------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                   Value
------------------------------------------------------------------------------------------------
                                        Pharmaceuticals -- 0.0%
   500,000        0.00          NR/NR   Valeant Pharmaceuticals International,
                                        Tranche B Term Loan, 6/21/16                $    505,117
                                                                                    ------------
                                        Total Pharmaceuticals & Biotechnology       $ 11,316,445
------------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 0.3%
                                        Investment Banking & Brokerage -- 0.1%
 1,865,625        5.25         B+/Ba3   LPL Holdings, Inc., 2017 Term Loan,
                                        6/28/17                                     $  1,863,293
------------------------------------------------------------------------------------------------
                                        Specialized Finance -- 0.2%
 2,356,652        3.29          B+/NR   Ace Cash Express, Term Loan, 10/5/13        $  2,062,071
 2,120,000        0.00          B+/B1   HGI Holdings, Inc., Term Loan, 7/27/16         2,077,600
 2,094,750        4.75       BBB-/Ba2   MSCI, Inc., Term Loan, 6/1/16                  2,107,842
                                                                                    ------------
                                                                                    $  6,247,513
                                                                                    ------------
                                        Total Diversified Financials                $  8,110,806
------------------------------------------------------------------------------------------------
                                        INSURANCE -- 0.5%
                                        Insurance Brokers -- 0.4%
 4,303,800        3.29          NR/NR   Alliant Holdings I, Inc., Term Loan,
                                        8/21/14                                     $  4,131,648
 4,118,400        6.75           B/NR   HUB International Holdings, Inc., Delayed
                                        Draw Term Loan, 6/13/14                        4,087,510
   152,978        2.79           B/NR   HUB International Holdings, Inc.,
                                        Additional Term Loan, 6/13/14                    144,947
   680,564        2.79           B/NR   HUB International Holdings, Inc., Initial
                                        Term Loan, 6/13/14                               644,835
 2,406,346        2.76           B/B2   USI Holdings Corp., Tranche B Term Loan,
                                        5/5/14                                         2,234,894
 2,974,950        7.00           B/B2   USI Holdings Corp., Series C New Term
                                        Loan, 5/5/14                                   2,915,452
                                                                                    ------------
                                                                                    $ 14,159,286
------------------------------------------------------------------------------------------------
                                        Multi-Line Insurance -- 0.1%
 1,332,041        2.80          B-/NR   AmWINS Group, Inc., Initial Term Loan,
                                        6/8/13                                      $  1,237,133
                                                                                    ------------
                                        Total Insurance                             $ 15,396,419
------------------------------------------------------------------------------------------------
                                        REAL ESTATE -- 0.1%
                                        Real Estate Development -- 0.1%
 3,054,650        7.50          B/Ba3   Ozburn-Hessey Logistic LLC, Term Loan
                                        (First Lien), 4/8/16                        $  3,087,106
                                                                                    ------------
                                        Total Real Estate                           $  3,087,106
------------------------------------------------------------------------------------------------
                                        SOFTWARE & SERVICES -- 0.9%
                                        Application Software -- 0.1%
   397,917        2.01          B/Ba3   Nuance Communications, Inc., Term Loan,
                                        3/29/13                                     $    388,590


The accompanying notes are an integral part of these financial statements.


64    Pioneer Strategic Income Fund | Annual Report | 9/30/10

-------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                    Value
-------------------------------------------------------------------------------------------------
                                        Application Software -- (continued)
  2,340,107       2.01          B/Ba3   Nuance Communications, Inc.,
                                        Incremental Term Loan, 3/29/13               $  2,285,261
  1,122,188       6.75         BB-/NR   Vertafore, Inc., Term Loan, 7/29/16             1,124,853
                                                                                     ------------
                                                                                     $  3,798,704
-------------------------------------------------------------------------------------------------
                                        Data Processing & Outsourced Services -- 0.1%
  2,045,000       5.25       BBB-/Ba1   Fidelity National Information Services,
                                        Inc., Term B Loan, 7/18/16                   $  2,063,076
  1,801,469       3.01          B+/B1   First Data Corp., Initial Tranche B-2 Term
                                        Loan, 9/24/14                                   1,589,571
                                                                                     ------------
                                                                                     $  3,652,647
-------------------------------------------------------------------------------------------------
                                        Internet Software & Services -- 0.3%
 10,010,000       6.75          NR/NR   SAVVIS, Inc., Term Loan, 8/4/16              $ 10,032,938
-------------------------------------------------------------------------------------------------
                                        IT Consulting & Other Services -- 0.1%
  1,638,089       3.06          NR/NR   Activant Solutions, Inc., 2007 Term Loan,
                                        5/2/13                                       $  1,571,201
    172,714       2.54          BB/B1   Keane International, Inc., Synthetic LC
                                        Loan, 6/4/13                                      156,954
  2,213,734       2.55          BB/B1   Keane International, Inc., Closing Date
                                        Term Loan, 6/4/13                               2,011,730
                                                                                     ------------
                                                                                     $  3,739,885
-------------------------------------------------------------------------------------------------
                                        Systems Software -- 0.3%
  1,684,375       8.50        CCC+/B1   Allen Systems Group, Inc., Term Loan
                                        (First Lien), 10/19/13                       $  1,693,587
    782,280       5.25        BB-/Ba3   Dealer Computer Services, Inc., (R&R),
                                        Term Loan, 4/21/17                                781,582
  1,907,680       2.32        BB-/Ba3   Inverness Medical Innovations, Term
                                        Loan, 2/14/13                                   1,821,834
  3,396,488       6.75          B+/B1   Telcordia Technologies, Inc., Term Loan,
                                        4/30/16                                         3,413,470
                                                                                     ------------
                                                                                     $  7,710,473
                                                                                     ------------
                                        Total Software & Services                    $ 28,934,647
-------------------------------------------------------------------------------------------------
                                        TECHNOLOGY HARDWARE & EQUIPMENT -- 0.5%
                                        Communications Equipment -- 0.0%
    721,002       2.76        BB-/Ba2   Commscope Inc., Term B Loan,
                                        12/26/14                                     $    715,054
-------------------------------------------------------------------------------------------------
                                        Electronic Components -- 0.3%
  1,639,744       2.51         NR/Ba1   Flextronics Semiconductor, Ltd., A-1-A
                                        Delayed Draw Loan, 10/1/14                   $  1,562,676
    917,150       2.51         NR/Ba1   Flextronics Semiconductor, Ltd., A-3
                                        Delayed Draw Loan, 10/1/14                        879,317
  5,855,160       2.51         NR/Ba1   Flextronics Semiconductor, Ltd., A Closing
                                        Date Loan, 10/1/14                              5,579,967


The accompanying notes are an integral part of these financial statements.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    65

--------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                      Value
--------------------------------------------------------------------------------------------------
                                        Electronic Components -- (continued)
   786,128        2.51         NR/Ba1   Flextronics Semiconductor, Ltd., A-2
                                        Delayed Draw Loan, 10/1/14                    $    753,701
   500,000        2.90          NR/NR   Generac Acquisition Corp., Term Loan
                                        (First Lien), 11/10/13                             462,857
                                                                                      ------------
                                                                                      $  9,238,518
--------------------------------------------------------------------------------------------------
                                        Electronic Equipment & Instruments -- 0.2%
 1,378,180        7.25         BB+/B1   L-1 Identity Solutions Operating Co.,
                                        Tranche B-2 Term Loan, 8/5/13                 $  1,379,902
 3,627,767        4.51          NR/NR   Scitor Corp., Term Loan, 9/26/14                 3,573,350
                                                                                      ------------
                                                                                      $  4,953,252
                                                                                      ------------
                                        Total Technology Hardware &
                                        Equipment                                     $ 14,906,824
--------------------------------------------------------------------------------------------------
                                        SEMICONDUCTORS -- 0.3%
                                        Semiconductor Equipment -- 0.2%
 5,512,989        3.63         B+/Ba3   Aeroflex, Inc., Tranche B-1 Term Loan,
                                        8/15/14                                       $  5,320,035
 1,465,624        4.51          B-/NR   Freescale Semiconductor, Inc., Extended
                                        Maturity Term Loan, 12/1/16                      1,343,489
                                                                                      ------------
                                                                                      $  6,663,524
--------------------------------------------------------------------------------------------------
                                        Semiconductors -- 0.1%
 3,291,750        4.75         BB/Ba2   Intersil Corp., Term Loan, 4/27/16            $  3,306,563
                                                                                      ------------
                                        Total Semiconductors                          $  9,970,087
--------------------------------------------------------------------------------------------------
                                        TELECOMMUNICATION SERVICES -- 0.3%
                                        Integrated Telecommunication Services -- 0.3%
 3,641,538        4.50         BB/Ba3   Cincinnati Bell, Inc., Tranche B Term Loan,
                                        6/11/17                                       $  3,664,298
   458,823        3.26          NR/NR   Telesat Canada, Inc., U.S. Term II Loan,
                                        10/31/14                                           447,783
 5,341,583        3.26          NR/NR   Telesat Canada, Inc., U.S. Term I Loan,
                                        10/31/14                                         5,213,051
                                                                                      ------------
                                                                                      $  9,325,132
                                                                                      ------------
                                        Total Telecommunication Services              $  9,325,132
--------------------------------------------------------------------------------------------------
                                        UTILITIES -- 0.4%
                                        Electric Utilities -- 0.2%
 1,702,800        3.76       BBB-/Ba1   Texas Competitive Electric Holdings Co.
                                        LLC, Delayed Draw Term Loan, 10/10/14         $  1,316,956
 6,838,064        3.92       BBB-/Ba1   Texas Competitive Electric Holdings Co.
                                        LLC, Initial Tranche B-2 Term Loan,
                                        10/10/14                                         5,321,819
                                                                                      ------------
                                                                                      $  6,638,775
--------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


66    Pioneer Strategic Income Fund | Annual Report | 9/30/10

-----------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                  Value
-----------------------------------------------------------------------------------------------
                                        Independent Power Producer & Energy Traders -- 0.1%
  4,287,249       3.17          B+/B1   Calpine Corp., First Priority Term Loan,
                                        3/29/14                                    $  4,197,038
    311,875       1.79       BB+/Baa3   NRG Energy, Inc., Original Maturity Term
                                        Loan, 2/1/13                                    304,403
    208,172       1.78       BB+/Baa3   NRG Energy, Inc., Original Maturity
                                        Credit-Linked Deposit Loan, 2/1/13              203,184
                                                                                   ------------
                                                                                   $  4,704,625
                                                                                   ------------
                                        Total Utilities                            $ 11,343,400
-----------------------------------------------------------------------------------------------
                                        TOTAL SENIOR FLOATING RATE LOAN
                                        INTEREST
                                        (Cost $341,028,700)                        $343,556,943
-----------------------------------------------------------------------------------------------
                                        TEMPORARY CASH INVESTMENTS -- 4.6%
                                        Repurchase Agreements -- 3.2%
 20,730,000                    NR/Aaa   Bank of America, Inc., 0.21%, dated
                                        9/30/10, repurchase price of
                                        $20,730,000 plus accrued interest on
                                        10/1/10 collateralized by $21,144,600
                                        Federal National Mortgage Association,
                                        4.0%, 10/1/40                              $ 20,730,000
 20,730,000                    NR/Aaa   BNP Paribas SA, 0.25%, dated 9/30/10,
                                        repurchase price of $20,730,000 plus
                                        accrued interest on 10/1/10
                                        collateralized by the following:
                                        $15,670,983 Freddie Mac Giant,
                                        5.0%, 3/1/40
                                        $5,473,677 Federal National Mortgage
                                        Association, 5.0%, 11/1/39                   20,730,000
 20,730,000                    NR/Aaa   Deutsche Bank, 0.23%, dated 9/30/10,
                                        repurchase price of $20,730,000 plus
                                        accrued interest on 10/1/10
                                        collateralized by $21,144,643 U.S.
                                        Treasury Notes, 0.75%, 8/15/13               20,730,000
 20,730,000                    NR/Aaa   JPMorgan Securities, Inc., 0.25%, dated
                                        9/30/10, repurchase price of
                                        $20,730,000 plus accrued interest on
                                        10/1/10 collateralized by $21,145,078
                                        Federal National Mortgage Association,
                                        4.0% - 6.0%, 10/1/10 - 8/1/40                20,730,000


The accompanying notes are an integral part of these financial statements.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    67

--------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                     Value
--------------------------------------------------------------------------------------------------
                                         Repurchase Agreements -- (continued)
 20,730,000                    NR/Aaa    SG Americas Securities LLC, 0.22%,
                                         dated 9/30/10, repurchase price of
                                         $20,730,000 plus accrued interest on
                                         10/1/10 collateralized by the following:
                                           $7,610,917 Federal National Mortgage
                                             Association, 5.0% - 5.5%
                                             6/1/23 - 3/1/40
                                           $6,685,747 Federal National Mortgage
                                             Association (ARM), 2.835% -
                                             3.352%, 4/1/35 - 4/1/36
                                           $6,847,937 Freddie Mac Giant,
                                             5.0% - 6.0%, 3/1/34 - 1/1/36             $ 20,730,000
--------------------------------------------------------------------------------------------------
                                         TOTAL REPURCHASE AGREEMENT
                                         (Cost $103,650,000)                          $103,650,000
--------------------------------------------------------------------------------------------------
                                         SECURITIES LENDING COLLATERAL -- 1.4% (c)
                                         Certificates of Deposit:
  1,246,247                              Bank of Nova Scotia, 0.37%, 9/29/10          $  1,246,247
    872,373                              BBVA Group NY, 0.56%, 7/26/11                     872,373
  1,246,247                              BNP Paribas Bank NY, 0.38%, 11/8/10             1,246,247
    623,124                              DNB Nor Bank ASA NY, 0.27%,
                                         11/10/10                                          623,124
  1,246,247                              Nordea NY, 0.5%, 12/10/10                       1,246,247
  1,246,247                              RoboBank Netherland NV NY, 0.44%,
                                         8/8/11                                          1,246,247
  1,246,247                              Royal Bank of Canada NY, 0.26%,
                                         1/21/11                                         1,246,247
  1,246,247                              SocGen NY, 0.34%, 11/10/10                      1,246,247
    623,124                              Svenska NY, 0.275%, 11/12/10                      623,124
                                                                                      ------------
                                                                                      $  9,596,103
--------------------------------------------------------------------------------------------------
                                         Commercial Paper:
    747,748                              American Honda Finance, 0.28%,
                                         5/4/11                                       $    747,748
    501,313                              American Honda Finance, 1.04%,
                                         6/20/11                                           501,313
    458,513                              Australia & New Zealand Banking Group,
                                         1.04%, 8/4/11                                     458,513
  1,272,052                              Caterpillar Financial Services Corp.,
                                         1.04%, 6/24/11                                  1,272,052
  1,370,872                              CBA, 0.31%, 1/3/11                              1,370,872
    249,213                              CHARFD, 0.38%, 10/15/10                           249,213
    871,817                              CHARFD, 0.31%, 12/14/10                           871,817
    498,455                              CPFAIRPP, 0.45%, 10/8/10                          498,455
    747,394                              CPFAIRPP, 0.28%, 12/1/10                          747,394
    402,357                              CPFAIRPP, 0.45%, 11/9/10                          402,357


The accompanying notes are an integral part of these financial statements.


68    Pioneer Strategic Income Fund | Annual Report | 9/30/10

-----------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                   Value
-----------------------------------------------------------------------------------------------
                                        Commercial Paper -- (continued)
   697,086                              FAIRPP, 0.3%, 11/9/10                      $    697,086
   498,271                              FASCO, 0.27%, 12/1/10                           498,271
 1,246,416                              Federal Home Loan Bank, 0.37%,
                                        6/1/11                                        1,246,416
   623,088                              GE Corp., 0.55%, 1/26/11                        623,088
   124,546                              General Electric Capital Corp., 0.37%,
                                        6/6/11                                          124,546
   134,895                              General Electric Capital Corp., 0.59%,
                                        10/6/10                                         134,895
   135,840                              General Electric Capital Corp., 0.62%,
                                        10/21/10                                        135,840
   498,271                              OLDLLC, 0.27%, 12/1/10                          498,271
   682,701                              OLDLLC, 0.27%, 12/2/10                          682,701
   996,748                              SANTANDER, 0.43%, 10/22/10                      996,748
   249,221                              SRCPP, 0.38%, 10/12/10                          249,221
   622,815                              SRCPP, 0.27%, 12/6/10                           622,815
   373,863                              STRAIT, 0.36%, 10/4/10                          373,863
   934,767                              STRAIT, 0.25%, 12/8/10                          934,767
   623,051                              TBLLC, 0.38%, 10/12/10                          623,055
   622,834                              TBLLC, 0.27%, 12/2/10                           622,834
 1,246,247                              Toyota Motor Credit Corp., 0.44%,
                                        9/8/11                                        1,246,247
 1,245,956                              VARFUN, 0.35%, 10/25/10                       1,245,956
   747,777                              Wachovia, 0.39%, 3/22/11                        747,777
 1,246,247                              Westpac, 0.5%, 07/29/11                       1,246,247
   498,465                              WFC, 0.37%, 12/2/10                             498,465
                                                                                   ------------
                                                                                   $ 21,168,843
-----------------------------------------------------------------------------------------------
                                        Tri-party Repurchase Agreements:
   907,667                              Barclays Capital Markets, 0.2%, 10/1/10    $    907,667
 4,984,989                              Deutsche Bank Securities, Inc., 0.25%,
                                        10/1/10                                       4,984,989
 1,246,247                              HSBC Bank USA NA, 0.25%, 10/1/10              1,246,247
   747,748                              JPMorgan, Inc., 0.22%, 10/1/10                  747,748
 1,246,247                              RBS Securities, Inc., 0.25%, 10/1/10          1,246,247
                                                                                   ------------
                                                                                   $  9,132,898
-----------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    69

--------------------------------------------------------------------------------------------------
              Floating    S&P/Moody's
 Shares       Rate (b)    Ratings                                                   Value
--------------------------------------------------------------------------------------------------
                                        Money Market Mutual Funds:
  1,246,247                             BlackRock Liquidity Temporary Cash Fund     $    1,246,247
  1,246,247                             Dreyfus Preferred Money Market Fund              1,246,247
  1,246,247                             Fidelity Prime Money Market Fund                 1,246,247
                                                                                    --------------
                                                                                    $    3,738,741
--------------------------------------------------------------------------------------------------
                                        TOTAL SECURITIES LENDING
                                        COLLATERAL
                                        (Cost $43,636,585)                          $   43,636,585
--------------------------------------------------------------------------------------------------
                                        TOTAL TEMPORARY CASH INVESTMENTS
                                        (Cost $147,286,585)                         $  147,286,585
--------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENT IN SECURITIES -- 101.0%
                                        (Cost $3,064,981,670) (a)                   $3,263,641,067
--------------------------------------------------------------------------------------------------
                                        OTHER ASSETS
                                        AND LIABILITIES --  (1.0)%                  $  (32,967,832)
--------------------------------------------------------------------------------------------------
                                        TOTAL NET ASSETS -- 100.0%                  $3,230,673,235
==================================================================================================

*      Non-income producing security.

NR     Not rated by either S&P or Moody's.

WR     Withdrawn rating.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2010, the value of these securities amounted to $412,124,299 or 12.8% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At September 30, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $3,065,782,533 was as follows:

         Aggregate gross unrealized gain for all investments in which there is an
           excess of value over tax cost                                             $235,577,712
         Aggregate gross unrealized loss for all investments in which there is an
           excess of tax cost over value                                              (37,719,178)
                                                                                     ------------
         Net unrealized gain                                                         $197,858,534
                                                                                     ============


The accompanying notes are an integral part of these financial statements.


70    Pioneer Strategic Income Fund | Annual Report | 9/30/10

(b)    At September 30, 2010, the following securities were out on loan:



-----------------------------------------------------------------------------------------
Principal
Amount ($)     Security                                                       Value
-----------------------------------------------------------------------------------------
   13,400      Ainsworth Lumber Co., Ltd.*                                    $    32,325
  336,000      Allison Transmission, 11.0%, 11/1/15 (144A)                        364,560
1,700,000      Baldor Electric, 8.625%, 2/15/17                                 1,819,000
  715,000      Berau Capital Resources Ptd., Ltd., 12.5%, 7/8/15 (144A)           804,375
  950,000      Bumi Capital Pte, Ltd., 12.0%, 11/10/16                          1,018,875
  911,000      Coleman Cable, Inc., 9.0%, 2/15/18                                 931,498
1,571,000      CommScope, Inc., 3.25%, 7/1/15                                   1,785,049
1,854,000      Cricket Communications, Inc., 9.375%, 11/1/14                    1,918,890
  195,000      Delta Airlines, Inc., 7.779%, 1/2/12                               196,950
5,075,000      GATX Financial Corp., 6%, 2/15/18                                5,596,660
1,505,000      Graham Packaging International Inc., 8.25%, 1/1/17               1,527,575
1,393,000      Graphic Packaging International Inc., 9.5%, 8/15/13              1,422,601
  100,000      Hyundai Motor Manufacturing Alabama LLC, 4.5%, 4/15/15             103,276
1,000,000      Ineos Finance Plc, 9.0%, 5/15/15 (144A)                          1,043,750
  846,000      Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                        897,818
1,128,000      MetroPCS Wireless, Inc., 9.25%, 11/1/14                          1,181,580
  568,000      Morgan Stanley Co., 5.5%, 1/26/20                                  583,819
  645,000      Nakilat, Inc., 6.067%, 12/31/33 (144A)                             709,500
  268,000      Nova Chemicals Corp., 8.625%, 11/1/19                              284,415
   64,000      Quicksilver Resources, Inc., 7.125%, 4/1/16                         63,200
1,700,000      Sally Holdings LLC, 9.25%, 11/15/14 (144A)                       1,789,250
2,075,000      SandRidge Energy, Inc., 8.0%, 6/1/18                             2,023,125
  844,000      Scientific Games International Inc., 9.25%, 6/15/19 (144A)         896,750
  787,000      Sungard Data Systems, Inc., 10.25%, 8/15/15                        828,318
  170,000      Tesoro Corp., 6.625%, 11/1/15                                      170,425
2,000,000      Texas Industries, Inc., 9.25%, 8/15/20 (b)                       2,075,000
3,755,000      TXU Energy Co., 10.25%, 11/1/15                                  2,459,525
               Univision Communications, Inc., 9.75%, 3/15/15 PIK
2,964,000        (144A)                                                         2,838,030
1,650,000      Valero Energy Corp., 9.375%, 3/15/19                             2,107,144
  653,000      VIP Finance, 9.125%, 4/30/18 (144A)                                747,032
  255,000      Weatherford International, Ltd., 9.625%, 3/1/19                    332,652
1,500,000      Yankee Acquisition Corp., 9.75%, 2/15/17                         1,560,000

Shares
78,200.00      Delta Air Lines, Inc.*                                             910,248
   19,700      Legg Mason, Inc.                                                   597,107
   20,000      LyondellBasell Industries NV*                                      478,000
-----------------------------------------------------------------------------------------
               Total                                                          $42,098,321
=========================================================================================


The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    71

(c)    Securities lending collateral is managed by Credit Suisse AG, New York
       Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(e)    Security is in default and is non-income producing.

Principal amounts are denominated in U.S. Dollars unless otherwise denoted:

AUD    Australian Dollar
BRL    Brazilian Real
CAD    Canadian Dollar
EURO   Euro
NOK    Norwegian Krone
SEK    Swedish Krone

Purchases and sales of securities (excluding temporary cash investments) for the year ended September, 2010 were as follows:

--------------------------------------------------------------------------------
                                                Purchases           Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government Securities            $  222,043,463      $368,224,029
Other Long-Term Securities                      $1,788,857,170      $576,981,585

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.


Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of September 30, 2010, in valuing the Fund's assets:

------------------------------------------------------------------------------------------
                                         Level 1         Level 2            Total
------------------------------------------------------------------------------------------
 Convertible Corporate Bonds             $        --     $   98,413,276     $   98,413,276
 Preferred Stocks                         17,122,506          6,327,140         23,449,646
 Common Stock                             11,903,110            604,760         12,507,870
 Asset Backed Securities                          --        173,667,175        173,667,175
 Collateralized Mortgage Obligations              --        300,123,662        300,123,662
 Corporate Bonds                                  --      1,636,710,795      1,636,710,795
 U.S. Government Agency Obligations               --        308,547,269        308,547,269
 Foreign Government Bonds                         --        190,771,582        190,771,582
 Municipal Bonds                                  --         28,606,264         28,606,264
 Senior Floating Rate Loan Interests              --        343,556,943        343,556,943
 Temporary Cash Investments                       --        143,547,844        143,547,844
 Money Market Mutual Funds                 3,738,741                 --          3,738,741
------------------------------------------------------------------------------------------
 Total                                   $32,764,357     $3,230,876,710     $3,263,641,067
==========================================================================================


The accompanying notes are an integral part of these financial statements.


72    Pioneer Strategic Income Fund | Annual Report | 9/30/10

Following is a reconciliation of assets using significant unobservable inputs (Level 3):


--------------------------------------------------------------------------------
                                                                     Common
                                                                     Stocks
--------------------------------------------------------------------------------
 Balance as of 9/30/09                                               $ 3,269,559
 Realized gain (loss)
 Change in unrealized appreciation (depreciation)
 Net purchases (sales)
 Transfers in and out of Level 3*                                      3,269,559
                                                                     -----------
 Balance as of 9/30/10                                               $        --
                                                                     ===========

* Transfers are calculated at date of transfer


The accompanying notes are an integral part of these financial statements.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    73

Statement of Assets and Liabilities | 9/30/10


ASSETS:
  Investment in securities, at value (including securities loaned of
   $42,098,321) (cost $3,064,981,670)                                      $3,263,641,067
  Cash                                                                         27,581,547
  Futures Collateral                                                            1,292,500
  Foreign currencies, at value (cost $38,024,296)                              37,657,721
  Receivables --
   Investment securities sold                                                   9,206,415
   Fund shares sold                                                            22,020,881
   Dividends, interest and foreign taxes withheld                              39,334,552
  Appreciation on unfunded corporate loans - net                                   25,000
  Other                                                                           100,617
-----------------------------------------------------------------------------------------
     Total assets                                                          $3,400,860,300
-----------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                         $  117,695,731
   Fund shares repurchased                                                      4,222,089
   Dividends                                                                    3,332,168
   Forward foreign currency portfolio hedge contracts, open-net                   156,353
   Upon return of securities loaned                                            43,636,585
   Variation margin                                                                23,413
  Due to affiliates                                                               466,307
  Accrued expenses                                                                654,419
-----------------------------------------------------------------------------------------
     Total liabilities                                                     $  170,187,065
-----------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                          $3,015,558,902
  Undistributed net investment income                                           3,813,933
  Accumulated net realized gain on investments and foreign currency
   transactions                                                                12,096,810
  Net unrealized gain on investments                                          198,684,397
  Net unrealized gain on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                     2,111,589
  Net unrealized loss on futures contracts                                     (1,592,396)
-----------------------------------------------------------------------------------------
     Total net assets                                                      $3,230,673,235
=========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, Unlimited number of shares authorized)
  Class A (based on $1,403,213,996/127,622,919 shares)                     $        10.99
  Class B (based on $96,941,572/8,947,095 shares)                          $        10.83
  Class C (based on $870,347,800/80,866,912 shares)                        $        10.76
  Class R (based on $154,846,481/13,863,854 shares)                        $        11.17
  Class Y (based on $664,148,583/60,349,712 shares)                        $        11.00
  Class Z (based on $41,174,803/3,748,275 shares)                          $        10.98
MAXIMUM OFFERING PRICE:
  Class A ($10.99 [divided by] 95.5%)                                      $        11.51
=========================================================================================


The accompanying notes are an integral part of these financial statements.


74    Pioneer Strategic Income Fund | Annual Report | 9/30/10

Statement of Operations
For the Year Ended 9/30/10


INVESTMENT INCOME:
  Interest (net of foreign taxes withheld of $63,825)                  $163,075,206
  Dividends                                                               1,210,722
  Income from securities loaned, net                                        136,674
----------------------------------------------------------------------------------------------------
     Total investment income                                                            $164,422,602
----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                      $ 14,205,437
  Transfer agent fees and expenses
   Class A                                                                1,022,541
   Class B                                                                  157,059
   Class C                                                                  478,360
   Class R                                                                   13,461
   Class Y                                                                   35,358
   Class Z                                                                   34,041
  Distribution fees
   Class A                                                                2,803,888
   Class B                                                                1,041,422
   Class C                                                                7,251,891
   Class R                                                                  663,260
  Shareholder communications expense                                      2,362,094
  Administrative reimbursements                                             780,007
  Custodian fees                                                             95,793
  Registration fees                                                         308,227
  Professional fees                                                         162,383
  Printing expense                                                          168,330
  Fees and expenses of nonaffiliated trustees                                75,960
  Miscellaneous                                                             289,320
----------------------------------------------------------------------------------------------------
     Total expenses                                                                     $ 31,948,832
----------------------------------------------------------------------------------------------------
     Net expenses                                                                       $ 31,948,832
----------------------------------------------------------------------------------------------------
       Net investment income                                                            $132,473,770
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                         $ 30,421,510
   Futures contracts                                                     (3,248,353)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                          671,503     $ 27,844,660
----------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                                         $153,052,821
   Unfunded corporate loans                                                  25,000
   Futures contracts                                                     (1,592,396)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                        2,958,357     $154,443,782
----------------------------------------------------------------------------------------------------
  Net gain on investments, futures contracts, and foreign currency
   transactions                                                                         $182,288,442
----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                  $314,762,212
====================================================================================================


The accompanying notes are an integral part of these financial statements.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    75

Statements of Changes in Net Assets
For the Years Ended 9/30/10 and 9/30/09, respectively


-------------------------------------------------------------------------------------------------------
                                                                    Year Ended           Year Ended
                                                                    9/30/10              9/30/09
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                               $  132,473,770       $   92,741,939
Net realized gain (loss) on investments, futures contracts, and
  foreign currency transactions                                         27,844,660           (7,585,380)
Change in net unrealized gain on investments, unfunded
  corporate loans, futures contracts, and foreign currency
  transactions                                                         154,443,782          151,796,807
-------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations             $  314,762,212       $  236,953,366
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.55 and $0.77 per share, respectively)                $  (58,584,140)      $  (57,706,462)
   Class B ($0.46 and $0.69 per share, respectively)                    (4,660,247)          (7,356,676)
   Class C ($0.47 and $0.69 per share, respectively)                   (32,865,736)         (31,222,463)
   Class R ($0.53 and $0.76 per share, respectively)                    (6,582,786)          (7,729,085)
   Class Y ($0.60 and $0.81 per share, respectively)                   (21,365,623)          (8,618,870)
   Class Z ($0.59 and $0.80 per share, respectively)                    (1,503,018)            (433,771)
Net realized gain:
   Class A ($0.00 and $0.12 per share, respectively)                            --           (8,334,750)
   Class B ($0.00 and $0.12 per share, respectively)                            --           (1,241,171)
   Class C ($0.00 and $0.12 per share, respectively)                            --           (4,843,877)
   Class R ($0.00 and $0.12 per share, respectively)                            --           (1,160,061)
   Class Y ($0.00 and $0.12 per share, respectively)                            --             (974,153)
   Class Z ($0.00 and $0.12 per share, respectively)                            --              (36,052)
-------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                             $ (125,561,550)      $ (129,657,391)
-------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                    $1,665,913,566       $  898,627,782
Reinvestment of distributions                                           89,294,211           87,820,903
Cost of shares repurchased                                            (674,806,789)        (542,464,669)
-------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from
     Fund share transactions                                        $1,080,400,988       $  443,984,016
-------------------------------------------------------------------------------------------------------
   Net increase in net assets                                       $1,269,601,650       $  551,279,991
NET ASSETS:
Beginning of year                                                    1,961,071,585        1,409,791,594
-------------------------------------------------------------------------------------------------------
End of year                                                         $3,230,673,235       $1,961,071,585
-------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment
  income (loss)                                                     $    3,813,933       $   (9,237,384)
-------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


76    Pioneer Strategic Income Fund | Annual Report | 9/30/10

----------------------------------------------------------------------------------------------------
                                     '10 Shares      '10 Amount        '09 Shares      '09 Amount
----------------------------------------------------------------------------------------------------
Class A
Shares sold                           69,601,760     $ 736,510,353      46,372,087     $ 425,499,347
Reinvestment of distributions          4,564,355        48,378,435       5,835,266        51,798,240
Less shares repurchased              (35,555,086)     (375,317,357)    (37,666,641)     (342,716,409)
----------------------------------------------------------------------------------------------------
   Net increase                       38,611,029     $ 409,571,431      14,540,712     $ 134,581,178
====================================================================================================
Class B
Shares sold                            1,224,011     $  12,575,703       2,756,786     $  24,380,556
Reinvestment of distributions            303,739         3,165,806         493,070         4,279,719
Less shares repurchased               (3,226,915)      (33,527,370)     (3,588,049)      (31,811,241)
----------------------------------------------------------------------------------------------------
   Net decrease                       (1,699,165)    $ (17,785,861)       (338,193)    $  (3,150,966)
====================================================================================================
Class C
Shares sold                           30,907,889     $ 319,091,214      26,279,170     $ 236,197,942
Reinvestment of distributions          1,785,506        18,530,969       2,073,230        18,031,616
Less shares repurchased              (10,680,620)     (110,393,559)    (11,427,689)     (100,270,077)
----------------------------------------------------------------------------------------------------
   Net increase                       22,012,775     $ 227,228,624      16,924,711     $ 153,959,481
====================================================================================================
Class R
Shares sold                            6,004,896     $  64,442,823       3,830,106     $  35,385,182
Reinvestment of distributions            556,881         5,992,982         902,102         8,112,774
Less shares repurchased               (3,775,817)      (40,473,994)     (3,878,398)      (35,869,998)
----------------------------------------------------------------------------------------------------
   Net increase                        2,785,960     $  29,961,811         853,810     $   7,627,958
====================================================================================================
Class Y
Shares sold                           47,460,335     $ 504,957,105      17,600,532     $ 166,759,062
Reinvestment of distributions          1,166,012        12,421,104         586,916         5,295,353
Less shares repurchased              (10,464,806)     (110,820,965)     (3,356,461)      (31,062,843)
----------------------------------------------------------------------------------------------------
   Net increase                       38,161,541     $ 406,557,244      14,830,987     $ 140,991,572
====================================================================================================
Class Z
Shares sold                            2,687,357     $  28,336,368       1,110,321     $  10,405,693
Reinvestment of distributions             75,775           804,915          33,137           303,201
Less shares repurchased                 (403,902)       (4,273,544)        (78,629)         (734,101)
----------------------------------------------------------------------------------------------------
   Net increase                        2,359,230     $  24,867,739       1,064,829     $   9,974,793
====================================================================================================


The accompanying notes are an integral part of these financial statements.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    77

Financial Highlights


--------------------------------------------------------------------------------------------------
                                                                           Year           Year
                                                                           Ended          Ended
                                                                           9/30/10        9/30/09
--------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                       $    10.22     $   9.76
--------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                     $     0.59     $   0.64
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                          0.73         0.71
--------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                       $     1.32     $   1.35
Distributions to shareowners:
 Net investment income                                                          (0.55)       (0.77)
 Net realized gain                                                                 --        (0.12)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $     0.77     $   0.46
--------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $    10.99     $  10.22
==================================================================================================
Total return*                                                                   13.29%       15.69%
Ratio of net expenses to average net assets+                                     1.10%        1.17%
Ratio of net investment income to average net assets+                            5.49%        6.81%
Portfolio turnover rate                                                            39%          32%
Net assets, end of period (in thousands)                                   $1,403,214     $909,343
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                    1.10%        1.17%
 Net investment income                                                           5.49%        6.81%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                    1.10%        1.17%
 Net investment income                                                           5.49%        6.81%
==================================================================================================


-------------------------------------------------------------------------------------------------------------
                                                                            Year         Year        Year
                                                                            Ended        Ended       Ended
                                                                            9/30/08      9/30/07     9/30/06
-------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                        $  10.46     $  10.33    $  10.58
-------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                      $   0.58     $   0.50    $   0.52
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                        (0.64)        0.14       (0.08)
-------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                        $  (0.06)    $   0.64    $   0.44
Distributions to shareowners:
 Net investment income                                                         (0.62)       (0.51)      (0.57)
 Net realized gain                                                             (0.02)          --       (0.12)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                  $  (0.70)    $   0.13    $  (0.25)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $   9.76     $  10.46    $  10.33
=============================================================================================================
Total return*                                                                  (0.74)%       6.36%       4.43%
Ratio of net expenses to average net assets+                                    1.14%        1.07%       1.11%
Ratio of net investment income to average net assets+                           5.65%        4.85%       5.05%
Portfolio turnover rate                                                           47%          58%         46%
Net assets, end of period (in thousands)                                    $726,719     $626,416    $536,483
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                   1.14%        1.07%       1.11%
 Net investment income                                                          5.65%        4.85%       5.05%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                   1.14%        1.06%       1.11%
 Net investment income                                                          5.65%        4.86%       5.05%
=============================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


78  Pioneer Strategic Income Fund | Annual Report | 9/30/10

-----------------------------------------------------------------------------------------------
                                                                           Year        Year
                                                                           Ended       Ended
                                                                           9/30/10     9/30/09
-----------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                       $ 10.06     $   9.62
-----------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                     $  0.48     $   0.54
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                       0.75         0.71
-----------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                       $  1.23     $   1.25
Distributions to shareowners:
 Net investment income                                                       (0.46)       (0.69)
 Net realized gain                                                              --        (0.12)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $  0.77     $   0.44
-----------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 10.83     $  10.06
===============================================================================================
Total return*                                                                12.55%       14.71%
Ratio of net expenses to average net assets+                                  1.86%        1.94%
Ratio of net investment income to average net assets+                         4.71%        6.09%
Portfolio turnover rate                                                         39%          32%
Net assets, end of period (in thousands)                                   $96,942     $107,129
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                 1.86%        1.94%
 Net investment income                                                        4.71%        6.09%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                 1.86%        1.94%
 Net investment income                                                        4.71%        6.09%
===============================================================================================


-------------------------------------------------------------------------------------------------------------
                                                                            Year         Year        Year
                                                                            Ended        Ended       Ended
                                                                            9/30/08      9/30/07     9/30/06
-------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                        $  10.30     $  10.18    $  10.43
-------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                      $   0.50     $   0.41    $   0.44
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                        (0.63)        0.13       (0.08)
-------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                        $  (0.13)    $   0.54    $   0.36
Distributions to shareowners:
 Net investment income                                                         (0.53)       (0.42)      (0.49)
 Net realized gain                                                             (0.02)          --       (0.12)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                  $  (0.68)    $   0.12    $  (0.25)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $   9.62     $  10.30    $  10.18
=============================================================================================================
Total return*                                                                  (1.43)%       5.42%       3.64%
Ratio of net expenses to average net assets+                                    1.88%        1.89%       1.88%
Ratio of net investment income to average net assets+                           4.88%        4.02%       4.31%
Portfolio turnover rate                                                           47%          58%         46%
Net assets, end of period (in thousands)                                    $105,616     $116,432    $131,814
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                   1.88%        1.89%       1.88%
 Net investment income                                                          4.88%        4.02%       4.31%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                   1.88%        1.88%       1.88%
 Net investment income                                                          4.88%        4.03%       4.31%
=============================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


                     Pioneer Strategic Income Fund | Annual Report | 9/30/10  79

------------------------------------------------------------------------------------------------
                                                                           Year         Year
                                                                           Ended        Ended
                                                                           9/30/10      9/30/09
------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                       $  10.00     $   9.56
------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                     $   0.51     $   0.57
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                        0.72         0.68
------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                       $   1.23     $   1.25
Distributions to shareowners:
 Net investment income                                                        (0.47)       (0.69)
 Net realized gain                                                               --        (0.12)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $   0.76     $   0.44
------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $  10.76     $  10.00
================================================================================================
Total return*                                                                 12.59%       14.86%
Ratio of net expenses to average net assets+                                   1.78%        1.85%
Ratio of net investment income to average net assets+                          4.80%        6.12%
Portfolio turnover rate                                                          39%          32%
Net assets, end of period (in thousands)                                   $870,348     $588,455
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                  1.78%        1.85%
 Net investment income                                                         4.80%        6.12%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                  1.78%        1.85%
 Net investment income                                                         4.80%        6.12%
================================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                            Year         Year        Year
                                                                            Ended        Ended       Ended
                                                                            9/30/08      9/30/07     9/30/06
-------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                        $  10.25     $  10.12    $  10.38
-------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                      $   0.50     $   0.42    $   0.44
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                        (0.64)        0.14       (0.09)
-------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                        $  (0.14)    $   0.56    $   0.35
Distributions to shareowners:
 Net investment income                                                         (0.53)       (0.43)      (0.49)
 Net realized gain                                                             (0.02)          --       (0.12)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                  $  (0.69)    $   0.13    $  (0.26)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $   9.56     $  10.25    $  10.12
=============================================================================================================
Total return*                                                                  (1.50)%       5.61%       3.61%
Ratio of net expenses to average net assets+                                    1.83%        1.82%       1.81%
Ratio of net investment income to average net assets+                           4.94%        4.09%       4.37%
Portfolio turnover rate                                                           47%          58%         46%
Net assets, end of period (in thousands)                                    $400,974     $404,758    $414,070
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                   1.83%        1.82%       1.81%
 Net investment income                                                          4.94%        4.09%       4.37%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                   1.83%        1.81%       1.81%
 Net investment income                                                          4.94%        4.10%       4.37%
=============================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


80  Pioneer Strategic Income Fund | Annual Report | 9/30/10

------------------------------------------------------------------------------------------------
                                                                           Year         Year
                                                                           Ended        Ended
                                                                           9/30/10      9/30/09
------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                       $  10.38     $   9.91
------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                     $   0.56     $   0.62
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                        0.76         0.73
------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                       $   1.32     $   1.35
Distributions to shareowners:
 Net investment income                                                        (0.53)       (0.76)
 Net realized gain                                                               --        (0.12)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $   0.79     $   0.47
------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $  11.17     $  10.38
================================================================================================
Total return*                                                                 13.07%       15.45%
Ratio of net expenses to average net assets+                                   1.41%        1.44%
Ratio of net investment income to average net assets+                          5.18%        6.58%
Portfolio turnover rate                                                          39%          32%
Net assets, end of period (in thousands)                                   $154,846     $114,962
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                  1.41%        1.44%
 Net investment income                                                         5.18%        6.58%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                  1.41%        1.44%
 Net investment income                                                         5.18%        6.58%
================================================================================================


-------------------------------------------------------------------------------------------------------------
                                                                            Year         Year        Year
                                                                            Ended        Ended       Ended
                                                                            9/30/08      9/30/07     9/30/06
-------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                        $  10.62     $ 10.50     $ 10.76
-------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                      $   0.57     $  0.49     $  0.52
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                        (0.65)       0.14       (0.09)
-------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                        $  (0.08)    $  0.63     $  0.43
Distributions to shareowners:
 Net investment income                                                         (0.61)      (0.51)      (0.57)
 Net realized gain                                                             (0.02)         --       (0.12)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                  $  (0.71)    $  0.12     $ (0.26)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $   9.91     $ 10.62     $ 10.50
=============================================================================================================
Total return*                                                                  (0.92)%      6.08%       4.20%
Ratio of net expenses to average net assets+                                    1.33%       1.28%       1.27%
Ratio of net investment income to average net assets+                           5.46%       4.66%       4.90%
Portfolio turnover rate                                                           47%         58%         46%
Net assets, end of period (in thousands)                                    $101,361     $87,204     $58,592
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                   1.33%       1.28%       1.27%
 Net investment income                                                          5.46%       4.66%       4.90%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                   1.33%       1.28%       1.27%
 Net investment income                                                          5.46%       4.66%       4.90%
=============================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


                     Pioneer Strategic Income Fund | Annual Report | 9/30/10  81

------------------------------------------------------------------------------------------------
                                                                           Year         Year
                                                                           Ended        Ended
                                                                           9/30/10      9/30/09
Class Y
Net asset value, beginning of period                                       $  10.23     $   9.78
------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                     $   0.65     $   0.71
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                        0.72         0.67
------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                       $   1.37     $   1.38
Distributions to shareowners:
 Net investment income                                                        (0.60)       (0.81)
 Net realized gain                                                               --        (0.12)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $   0.77     $   0.45
------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $  11.00     $  10.23
================================================================================================
Total return*                                                                 13.75%       16.11%
Ratio of net expenses to average net assets+                                   0.69%        0.70%
Ratio of net investment income to average net assets+                          5.96%        7.25%
Portfolio turnover rate                                                          39%          32%
Net assets, end of period (in thousands)                                   $664,149     $226,994
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                  0.69%        0.70%
 Net investment income                                                         5.96%        7.25%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                  0.69%        0.70%
 Net investment income                                                         5.96%        7.25%
================================================================================================


---------------------------------------------------------------------------------------------------------
                                                                           Year        Year       Year
                                                                           Ended       Ended      Ended
                                                                           9/30/08     9/30/07    9/30/06
---------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                       $ 10.47     $ 10.35    $10.60
---------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                     $  0.62     $  0.53    $ 0.54
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                      (0.63)       0.13     (0.05)
---------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                       $ (0.01)    $  0.66    $ 0.49
Distributions to shareowners:
 Net investment income                                                       (0.66)      (0.54)    (0.62)
 Net realized gain                                                           (0.02)         --     (0.12)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $ (0.69)    $  0.12    $(0.25)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $  9.78     $ 10.47    $10.35
=========================================================================================================
Total return*                                                                (0.27)%      6.54%     4.89%
Ratio of net expenses to average net assets+                                  0.68%       0.84%     0.67%
Ratio of net investment income to average net assets+                         6.21%       5.12%     5.56%
Portfolio turnover rate                                                         47%         58%       46%
Net assets, end of period (in thousands)                                   $71,943     $30,935    $7,968
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                 0.68%       0.84%     0.67%
 Net investment income                                                        6.21%       5.12%     5.56%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                 0.68%       0.84%     0.67%
 Net investment income                                                        6.21%       5.12%     5.56%
=========================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


82  Pioneer Strategic Income Fund | Annual Report | 9/30/10

-----------------------------------------------------------------------------------------------------
                                                                                  Year        Year
                                                                                  Ended       Ended
                                                                                  9/30/10     9/30/09
-----------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                                              $ 10.21     $  9.81
-----------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income (loss)                                                     $  0.64     $  0.71
 Net realized and unrealized gain on investments and foreign currency
  transactions                                                                       0.72        0.61
-----------------------------------------------------------------------------------------------------
  Net increase from investment operations                                         $  1.36     $  1.32
Distributions to shareowners:
 Net investment income                                                              (0.59)      (0.80)
 Net realized gain                                                                     --       (0.12)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                        $  0.77     $  0.40
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $ 10.98     $ 10.21
=====================================================================================================
Total return*                                                                       13.67%      15.43%
Ratio of net expenses to average net assets+                                         0.79%       0.80%
Ratio of net investment income to average net assets+                                5.81%       6.96%
Portfolio turnover rate                                                                39%         32%
Net assets, end of period (in thousands)                                          $41,175     $14,187
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                        0.79%       0.80%
 Net investment income                                                               5.81%       6.96%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                        0.79%       0.80%
 Net investment income                                                               5.81%       6.96%
=====================================================================================================


---------------------------------------------------------------------------------------------------------
                                                                                  Year        7/6/07 (a)
                                                                                  Ended       to
                                                                                  9/30/08     9/30/07
---------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                                              $10.46      $10.29
---------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income (loss)                                                     $(0.13)     $ 0.13
 Net realized and unrealized gain on investments and foreign currency
  transactions                                                                      0.16        0.17
---------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                         $ 0.03      $ 0.30
Distributions to shareowners:
 Net investment income                                                             (0.66)      (0.13)
 Net realized gain                                                                 (0.02)         --
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                        $(0.65)     $ 0.17
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $ 9.81      $10.46
=========================================================================================================
Total return*                                                                       0.17%       2.90%(b)
Ratio of net expenses to average net assets+                                        0.71%       0.69%**
Ratio of net investment income to average net assets+                               6.21%       5.24%**
Portfolio turnover rate                                                               47%         58%(b)
Net assets, end of period (in thousands)                                          $3,180      $  102
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                       0.71%       0.69%**
 Net investment income                                                              6.21%       5.24%**
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                       0.71%       0.69%**
 Net investment income                                                              6.21%       5.24%**
=========================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
(a) Class Z shares were first publicly offered on July 6, 2007.
(b) Not annualized.
+   Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


                     Pioneer Strategic Income Fund | Annual Report | 9/30/10  83

Notes to Financial Statements | 9/30/10

1. Organization and Significant Accounting Policies

Pioneer Strategic Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers six classes of shares designated as Class A, Class B, Class C, Class R, Class Y and Class Z shares. Class Z shares were first publicly offered on July 6, 2007. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.


84    Pioneer Strategic Income Fund | Annual Report | 9/30/10

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available, such senior loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities or loans for which independent pricing services are unable to supply prices for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At September 30, 2010, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    85
   generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).


86    Pioneer Strategic Income Fund | Annual Report | 9/30/10

D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At September 30, 2010, the Fund reclassified $6,139,097 to increase undistributed net investment income and $6,139,097 to decrease accumulated net realized gain on investments and foreign currency transactions, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax-basis.

   The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the years ended September 30, 2009 and September 30, 2010 was as follows:


--------------------------------------------------------------------------------
                                                            2010            2009
--------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                  $125,561,550    $123,237,053
   Long-term capital gain                                     --       6,420,338
--------------------------------------------------------------------------------
      Total                                         $125,561,550    $129,657,391
================================================================================

   The following shows the components of distributable earnings on a federal income tax-basis at September 30, 2010.


--------------------------------------------------------------------------------
                                                                            2010
--------------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                                    $ 18,295,025
   Dividends payable                                                  (3,332,168)
   Unrealized appreciation                                           200,151,476
--------------------------------------------------------------------------------
      Total                                                          215,114,333
================================================================================

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the tax treatment of mark to market on foreign currency contracts and adjustments relating to catastrophe bonds, defaulted bonds and interest accruals on preferred stock.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    87

E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A (UniCredit), earned $470,492 in underwriting commissions on the sale of Class A shares during the year ended September 30, 2010.


F. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class Y and Class Z shares do not pay distribution fees. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R, Class Y, and Class Z shares can reflect different transfer agent and distribution expense rates.


G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


H. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments.


88    Pioneer Strategic Income Fund | Annual Report | 9/30/10

   Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of the next business day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $1 billion, 0.55% on the next $9 billion and 0.50% on assets over $10 billion. For the year ended September 30, 2010, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.57% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class Z expenses to 0.85% of the average daily net assets attributable to Class Z shares. This expense limitation is in effect through February 1, 2012. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $52,594 in management fees, administrative costs and certain other reimbursements payable to PIM at September 30, 2010.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    89

For the year ended September 30, 2010, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                              $1,293,488
 Class B                                                                  64,879
 Class C                                                                 521,174
 Class Y                                                                 137,012
 Class R                                                                 340,239
 Class Z                                                                   5,302
--------------------------------------------------------------------------------
    Total                                                             $2,362,094
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $368,184 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at September 30, 2010.


4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $45,529 in distribution fees payable to PFD at September 30, 2010.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed.


90    Pioneer Strategic Income Fund | Annual Report | 9/30/10

Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended September 30, 2010, CDSCs in the amount of $316,760 were paid to PFD.


5. Expense Offset Agreements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended September 30, 2010, the Fund's expenses were not reduced under such arrangements.


6. Forward Foreign Currency Contracts

At September 30, 2010, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended September 30, 2010 was $324,890,154. Open portfolio hedges at September 30, 2010 were as follows:



--------------------------------------------------------------------------------------------------------
                      Net                                                                    Net
                      Contracts to    In Exchange        Settlement                          Unrealized
 Currency             deliver         For USD            Date              Value             Gain (Loss)
--------------------------------------------------------------------------------------------------------
 AUD
  (Australian
  Dollar)              (5,500,000)    $ (5,258,935)      12/31/10          $ (5,258,688)     $     247
 EUR
  (Euro)              (30,000,000)     (40,751,520)      11/01/10           (40,908,120)      (156,600)
--------------------------------------------------------------------------------------------------------
  Total                                                                                      $(156,353)
========================================================================================================

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    91
allocation schedule set forth in the credit agreement. For the year ended September 30, 2010, the Fund had no borrowings under this agreement.


8. Unfunded Loan Commitments

As of September 30, 2010, the fund had unfunded loan commitments of approximately $5,000,000 (excluding unrealized depreciation on those commitments of $25,000 as of September 30, 2010) which could be extended at the option of the borrower, pursuant to the following loan agreements:


----------------------------------------------------------------------------------------------
                                                                                    Net
                                                                                    Unrealized
 Loan                               Shares        Cost            Value             Gain
----------------------------------------------------------------------------------------------
 Reynolds Group Holdings, Ltd.,
  Incremental Tranche D Term Loan   5,000,000     $5,000,000      $5,025,000        $25,000
----------------------------------------------------------------------------------------------
    Total                                                                           $25,000
==============================================================================================

In addition, the Fund had the following bridge loan commitments outstanding as of September 30, 2010:

---------------------------------------------------------------------------------------------------
                                                                                         Net
                                                                                         Unrealized
 Loan                                        Shares        Cost           Value          Gain
---------------------------------------------------------------------------------------------------
 Air Medical Group Holdings, Inc., Bridge
  Loan (First Lien), 9/14/11                 8,000,000     $8,000,000     $8,000,000     $--
 Burger King Holdings, Initial Bridge Loan,
  9/2/11                                     8,900,000     $8,900,000     $8,900,000     $--
 Polaris Minerals Corp., Bridge Facility
  Loan, 9/28/18                              7,900,000     $7,900,000     $7,900,000     $--
---------------------------------------------------------------------------------------------------
    Total                                                                                $--
===================================================================================================

9. Additional Disclosures about Derivative Instruments and Hedging Activities:

Fair values of derivative instruments as of September 30, 2010 were as follows:

---------------------------------------------------------------------------------------------------
 Derivatives not accounted for
 as hedging instruments under          Asset Derivatives 2010       Liabilities Derivatives 2010
 Accounting Standards Codification   --------------------------------------------------------------
 (ASC) 815 (formerly FASB              Balance Sheet      Fair      Balance Sheet      Fair
 Statement 133)                        Location           Value     Location           Value
---------------------------------------------------------------------------------------------------
 Foreign Exchange Contracts            Receivables*         $--     Payables*          $156,353
---------------------------------------------------------------------------------------------------
    Total                                                   $--                        $156,353
===================================================================================================

* Foreign exchange contracts are shown as a net receivable on the Statement of Assets and Liabilities.


92    Pioneer Strategic Income Fund | Annual Report | 9/30/10

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2010 was as follows:


------------------------------------------------------------------------------------------------------
 Derivatives Not
 Accounted for as                                                                       Change in
 Hedging Instruments                                                    Realized        Unrealized
 Under Accounting                                                       Loss on         Gain or (Loss)
 Standards Codification         Location of Gain or (Loss)              Derivatives     on Derivatives
 (ASC) 815 (formerly FASB       On Derivatives Recognized               Recognized      Recognized
 Statement 133)                 in Income                               in Income       in Income
------------------------------------------------------------------------------------------------------
 Foreign Exchange Contracts     Net realized loss on forward            $671,503
                                foreign currency contracts and
                                other assets and liabilities
                                denominated in foreign currencies
 Foreign Exchange Contracts     Change in unrealized gain (loss) on                     $2,958,357
                                forward foreign currency contracts
                                and other assets and liabilities
                                denominated in foreign currencies

10. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    93

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareowners of
Pioneer Strategic Income Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Strategic Income Fund (the "Fund"), including the schedule of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian, brokers, and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income Fund at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
November 24, 2010


94    Pioneer Strategic Income Fund | Annual Report | 9/30/10

Additional Language (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 69.81% and 0.0%, respectively.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/10    95

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 57 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


96    Pioneer Strategic Income Fund | Annual Report | 9/30/10

Interested Trustees


--------------------------------------------------------------------------------
                            Position Held            Length of Service
 Name and Age               with the Fund            and Term of Office
--------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*    Chairman of the Board,   Trustee since 1999.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (52)*   Trustee and Executive    Trustee since 2007.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                Principal Occupation                                                 Held by this Trustee
---------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*    Non-Executive Chairman and a director of Pioneer Investment          None
                            Management USA Inc. ("PIM-USA"); Chairman and a director of
                            Pioneer; Chairman and Director of Pioneer Institutional Asset
                            Management, Inc. (since 2006); Director of Pioneer Alternative
                            Investment Management Limited (Dublin); President and a director of Pioneer Alternative Investment Management (Bermuda)
                            Limited and affiliated funds; Deputy Chairman and a director of
                            Pioneer Global Asset Management S.p.A. ("PGAM") (until April
                            2010); Director of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003);
                            Director of Cole Management Inc. (since 2004); Director of
                            Fiduciary Counseling, Inc.; President and Director of Pioneer Funds
                            Distributor, Inc. ("PFD") (until May 2006); President of all of the
                            Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                            Dorr LLP
---------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (52)*   Director, CEO and President of PIM-USA (since February 2007);        None
                            Director and President of Pioneer and Pioneer Institutional Asset
                            Management, Inc. (since February 2007); Executive Vice President of all of the Pioneer Funds (since March 2007); Director of PGAM
                            (2007 - 2010); Head of New Europe Division, PGAM (2000 - 2005);
                            and Head of New Markets Division, PGAM (2005 - 2007)
---------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


                     Pioneer Strategic Income Fund | Annual Report | 9/30/10  97

Independent Trustees


-------------------------------------------------------------------
                      Position Held    Length of Service
 Name and Age        with the Fund    and Term of Office
-------------------------------------------------------------------
David R. Bock (66)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
-------------------------------------------------------------------
Mary K. Bush (62)    Trustee          Trustee since 1999.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.


---------------------------------------------------------------------------------------------------------------------------------
                                                                                           Other Directorships
Name and Age         Principal Occupation                                                  Held by this Trustee
---------------------------------------------------------------------------------------------------------------------------------
David R. Bock (66)   Interim Chief Executive Officer, Oxford Analytica, Inc. (privately    Director of Enterprise
                     held research and consulting company) (2010 - present); Managing      Community Investment, Inc.
                     Partner, Federal City Capital Advisors (corporate advisory            (privately held affordable
                     services company) (1997 - 2004 and 2008 - present); Executive         housing finance company)
                      Vice President and Chief Financial Officer, I-trax, Inc.             (1985 - present); Director
                     (publicly traded health care services company) (2004 - 2007); and     of Oxford Analytica, Inc.
                     Executive Vice President and Chief Financial Officer, Pedestal Inc.   (2008 - present); and
                     (internet-based mortgage trading company) (2000 - 2002)               Director of New York
                                                                                           Mortgage Trust (publicly traded
                                                                                           mortgage REIT) (2004 - 2009)
---------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)    President, Bush International, LLC (international financial           Director of Marriott Internanational
                     advisory firm) (1991 - present); Managing Director, Federal Housing   Inc. (2008 - present); Director
                     Finance Board (oversight of Federal Home Loan Bank system)            of Discover Financial Services
                     (1989 - 1991); Vice President and Head of International               (credit card issuer and electronic
                     Finance, Federal National Mortgage Association (1988 - 1989);         payment services) (2007 - present);
                     U.S. Alternate Executive Director, International Monetary Fund        Former Director of Briggs & Stratton
                     (1984 - 1988); Executive Assistant to Deputy Secretary of the         Co. (engine manufacturer)
                     U.S. Treasury, U.S. Treasury Department (1982 - 1984); and            (2004 - 2009); Director of
                     Vice President and Team Leader in Corporate Banking, Bankers          UAL Corporation (airline
                     Trust Co. (1976 - 1982)                                               holding company) (2006 -
                                                                                           present); Director of Man-Tech
                                                                                           International Corporation
                                                                                           (national security,


98  Pioneer Strategic Income Fund | Annual Report | 9/30/10

----------------------------------------------------------------------
                            Position Held   Length of Service
Name and Age                with the Fund   and Term of Office
----------------------------------------------------------------------
Mary K. Bush (continued)
----------------------------------------------------------------------
Benjamin M. Friedman (65)   Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                                           Other Directorships
Name and Age                Principal Occupation                                           Held by this Trustee
----------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (continued)                                                                   defense, and intelligence
                                                                                           technology firm) (2006 -
                                                                                           present); Member, Board of
                                                                                           Governors, Investment Company
                                                                                           Institute (2007 - present);
                                                                                           Former Director of Brady
                                                                                           Corporation (2000 - 2007);
                                                                                           Former Director of Mortgage
                                                                                           Guaranty Insurance Corporation
                                                                                           (1991 - 2006); Former Director
                                                                                           of Millennium Chemicals, Inc.
                                                                                           (commodity chemicals) (2002 -
                                                                                           2005); Former Director,
                                                                                           R.J. Reynolds Tobacco
                                                                                           Holdings, Inc. (tobacco)
                                                                                           (1999 - 2005); and Former
                                                                                           Director of Texaco, Inc.
                                                                                           (1997 - 2001)
----------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (65)   William Joseph Maier Professor of Political Economy, Harvard   Trustee, Mellon Institutional
                            University (1972 - present)                                    Funds Investment Trust and
                                                                                           Mellon Institutional Funds
                                                                                           Master Portfolio (oversaw
                                                                                           17 portfolios in fund complex)
                                                                                           (1989 - 2008)
----------------------------------------------------------------------------------------------------------------------------

                     Pioneer Strategic Income Fund | Annual Report | 9/30/10  99

-------------------------------------------------------------------------
                            Position Held   Length of Service
Name and Age                with the Fund   and Term of Office
-------------------------------------------------------------------------
Margaret B.W. Graham (63)   Trustee         Trustee since 1999.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-------------------------------------------------------------------------
Thomas J. Perna (59)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-------------------------------------------------------------------------
Marguerite A. Piret (62)    Trustee         Trustee since 1999.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-------------------------------------------------------------------------
Stephen K. West (82)        Trustee         Trustee since 1999.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Other Directorships
Name and Age                Principal Occupation                                               Held by this Trustee
-------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (63)   Founding Director, Vice President and Corporate Secretary, The     None
                            Winthrop Group, Inc. (consulting firm) (1982 - present);
                            Desautels Faculty of Management, McGill University (1999 -
                            present); and Manager of Research Operations and Organizational
                            Learning, Xerox PARC, Xerox's Advance Research Center (1990 -
                            1994)
-------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)        Chairman and Chief Executive Officer, Quadriserv, Inc.             Director, Broadridge
                            (technology products for securities lending industry) (2008 -      Financial Solutions, Inc.
                            present); Private investor (2004 - 2008); and Senior Executive     (investor communications and
                            Vice President, The Bank of New York (financial and securities     securities processing
                            services) (1986 - 2004)                                            provider for financial
                                                                                               services industry) (2009 -
                                                                                               present); and Director,
                                                                                               Quadriserv, Inc. (2005 -
                                                                                               present)
-------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (62)    President and Chief Executive Officer, Newbury, Piret & Company,   Director of New America High
                            Inc. (investment banking firm) (1981 - present)                    Income Fund, Inc. (closed-end
                                                                                               investment company) (2004 -
                                                                                               present); and Member, Board
                                                                                               of Governors, Investment
                                                                                               Company Institute (2000 -
                                                                                               2006)

-------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (82)        Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 -         Director, The Swiss Helvetia
                            present); and Partner, Sullivan & Cromwell LLP (prior to 1998)     Fund, Inc. (closed-end
                                                                                               investment company); and
                                                                                               Director, AMVESCAP, PLC
                                                                                               (investment manager) (1997 -
                                                                                               2005)
-------------------------------------------------------------------------------------------------------------------------------


100  Pioneer Strategic Income Fund | Annual Report | 9/30/10

Fund Officers

--------------------------------------------------------------------------------
                             Position Held         Length of Service
 Name and Age                with the Fund         and Term of Office
--------------------------------------------------------------------------------
Christopher J. Kelley (45)   Secretary             Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------------
Carol B. Hannigan (49)       Assistant Secretary   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------------
Thomas Reyes (47)            Assistant Secretary   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------------
Mark E. Bradley (50)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------------
Luis I. Presutti (45)        Assistant Treasurer   Since 2000. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------------
Gary Sullivan (52)           Assistant Treasurer   Since 2002. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                 Principal Occupation                                                Held by this Officer
---------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (45)   Vice President and Associate General Counsel of Pioneer since       None
                             January 2008 and Secretary of all of the Pioneer Funds since
                             June 2010; Assistant Secretary of all of the Pioneer Funds from
                             September 2003 to May 2010; and Vice President and Senior
                             Counsel of Pioneer from July 2002 to December 2007
---------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (49)       Fund Governance Director of Pioneer since December 2006 and         None
                             Assistant Secretary of all the Pioneer Funds since June 2010;
                             Manager -- Fund Governance of Pioneer from December 2003 to
                             November 2006; and Senior Paralegal of Pioneer from January
                             2000 to November 2003
---------------------------------------------------------------------------------------------------------------------
Thomas Reyes (47)            Counsel of Pioneer since June 2007 and Assistant Secretary of       None
                             all the Pioneer Funds since June 2010; and Vice President and
                             Counsel at State Street Bank from October 2004 to June 2007
---------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)         Vice President -- Fund Accounting, Administration and               None
                             Controllership Services of Pioneer; and Treasurer of all of
                             the Pioneer Funds since March 2008; Deputy Treasurer of
                             Pioneer from March 2004 to February 2008; Assistant Treasurer of all of the Pioneer Funds from March 2004 to February 2008;
                             and Treasurer and Senior Vice President, CDC IXIS Asset
                             Management Services, from 2002 to 2003
---------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (45)        Assistant Vice President -- Fund Accounting, Administration and     None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)           Fund Accounting Manager -- Fund Accounting, Administration          None
                             and Controllership Services of Pioneer; and Assistant Treasurer of
                             all of the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------


                    Pioneer Strategic Income Fund | Annual Report | 9/30/10  101

-----------------------------------------------------------------------
                        Position Held         Length of Service
Name and Age            with the Fund         and Term of Office
-----------------------------------------------------------------------
David F. Johnson (30)   Assistant Treasurer   Since 2009. Serves at
                                              the discretion of the
                                              Board.
-----------------------------------------------------------------------
Jean M. Bradley (58)    Chief Compliance      Since 2010. Serves at
                        Officer               the discretion of the
                                              Board.
-----------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                                            Other Directorships
Name and Age            Principal Occupation                                                Held by this Officer
----------------------------------------------------------------------------------------------------------------
David F. Johnson (30)   Fund Administration Manager -- Fund Accounting, Administration      None
                        and Controllership Services since November 2008; Assistant
                        Treasurer of all of the Pioneer Funds since January 2009; and
                        Client Service Manager -- Institutional Investor Services at State
                        Street Bank from March 2003 to March 2007
----------------------------------------------------------------------------------------------------------------
Jean M. Bradley (58)    Chief Compliance Officer of Pioneer and of all the Pioneer Funds    None
                        since March 2010; Director of Adviser and Portfolio Compliance
                        at Pioneer since October 2005; and Senior Compliance Officer for Columbia Management Advisers, Inc. from October 2003 to
                        October 2005
----------------------------------------------------------------------------------------------------------------


102  Pioneer Strategic Income Fund | Annual Report | 9/30/10

                           This page for your notes.








































                  Pioneer Strategic Income Fund | Annual Report | 9/30/10    103

                           This page for your notes.








































104    Pioneer Strategic Income Fund | Annual Report | 9/30/10

                           This page for your notes.








































                  Pioneer Strategic Income Fund | Annual Report | 9/30/10    105

                           This page for your notes.








































106    Pioneer Strategic Income Fund | Annual Report | 9/30/10

                           This page for your notes.








































                  Pioneer Strategic Income Fund | Annual Report | 9/30/10    107

                           This page for your notes.








































108    Pioneer Strategic Income Fund | Annual Report | 9/30/10

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $44,286 in 2010 and approximately $42,600 in 2009.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related services provided to the Fund during the fiscal years ended September 30, 2010 and 2009.



(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2010 and $8,290 in 2009.




(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services provided to the Fund during the fiscal years ended September 30, 2010 and 2009.


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Funds audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended September 30, 2010 and 2009, there were no services provided to an affiliate that required the Funds audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2010 and $8,290 in 2009.



(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Strategic Income Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date November 29, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date November 29, 2010


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date November 29, 2010

* Print the name and title of each signing officer under his or her signature.